Filed with the Securities and Exchange Commission on April 11, 2016

REGISTRATION NO. 333-184542

INVESTMENT COMPANY ACT NO. 811-07975

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

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REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 9

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 160

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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-7333

(Address and telephone number of Depositor's principal executive offices)

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SUN-JIN MOON, ESQ.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

213 WASHINGTON STREEET

NEWARK, NEW JERSEY 07102-2992

(973) 802-6000

(Name, address and telephone number of agent for service)

COPIES TO:

WILLIAM J. EVERS

VICE PRESIDENT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

213 WASHINGTON STREEET

NEWARK, NEW JERSEY 07102-2992

(973) 802-3716

Approximate Date of Proposed Sale to the Public: Continuous

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It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ X ] on April 29, 2016 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on __________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

A Prudential Financial Company

751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Flexible Premium Deferred Annuity

PROSPECTUS: April 29, 2016

This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”), which we refer to as the Prudential Defined Income Variable Annuity (“Annuity”). The Annuity will be offered as an individual annuity contract. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may impose restrictions (e.g., maximum issue age). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract described in this prospectus are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

THE SUB-ACCOUNT

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-account are held. Currently only one Sub-account is available under the Annuity. The Sub-account offered in connection with the Annuity of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in the AST Multi-Sector Fixed Income Portfolio (“Portfolio”), a series of the Advanced Series Trust mutual fund.

PLEASE READ THIS PROSPECTUS

This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual fund. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the Defined Income Benefit and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan. This prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Income Growth Rate and Income Percentage Rates. Also, the Defined Income Benefit is neither optional nor revocable.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life of New Jersey annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life of New Jersey annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT

www.prudentialannuities.com

Prospectus Dated: April 29, 2016	Statement of Additional Information Dated: April 29, 2016

PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS

ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

(i)

INDEMNIFICATION	50
LEGAL PROCEEDINGS	50
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	51
HOW TO CONTACT US	51

APPENDIX A - ACCUMULATION UNIT VALUES A-1

APPENDIX B - DEFINED INCOME BENEFIT SAMPLE CALCULATIONS B-1

(ii)

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-account on any Valuation Day.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Annuity Year to exceed the Guaranteed Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years.

First Death: The first of the Spousal Designated Lives to die.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Guaranteed Income Amount (“GIA”): This is the annual amount of income you are eligible to receive for life under the “Defined Income Benefit.” The initial Guaranteed Income Amount is determined by multiplying the applicable Income Percentage by the Account Value on the Issue Date.

Income Growth Rate: The Income Growth Rate is the guaranteed compounded rate of return credited to your Guaranteed Income Amount up until your first Lifetime Withdrawal. The Income Growth Rate is set at Annuity issue, and will not change for the life of your Annuity.

Income Percentage: The Income Percentage is used to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Single

Designated Life, or the younger of the Spousal Designated Lives on the date each Purchase Payment is allocated to the annuity. The Income Percentages are set at Annuity issue and will not change for the life of your Annuity.

Investment Option: The Sub-account as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Lifetime Withdrawal: Any withdrawal of assets from your Annuity that you do not designate as a Non-Lifetime Withdrawal under the Guaranteed Income Amount. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals will be deemed to be Lifetime Withdrawals.

Non-Lifetime Withdrawal: A withdrawal of assets from your Annuity that you elect and designate as such by you.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Remaining Designated Life: A natural person who must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life upon the earlier of the First Death, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect.

Separate Account: Referred to as the “Variable Separate Account” in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.

Single Designated Life: The natural person who is the measuring life for the Defined Income Benefit that is designated at purchase of the annuity and cannot be changed for the life of the contract.

Spousal Designated Lives: The natural persons who are the measuring lives for the Defined Income Benefit that are designated at purchase of the annuity and cannot be changed for the life of the contract.

Sub-Account: A division of the Separate Account.

Surrender Value: The Account Value, less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.

Unit: A share of participation in the Sub-account used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

we, us, our: Pruco Life Insurance Company of New Jersey.

you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity.

The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, or take a partial withdrawal. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this Prospectus.

ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE (CDSC) [1]

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 year old or older, but not yet 3 years old	6.0%
3 year old or older, but not yet 4 years old	6.0%
4 year old or older, but not yet 5 years old	5.0%
5 year old or older, but not yet 6 years old	5.0%
6 year old or older, but not yet 7 years old	5.0%
7 years old or older	0.0%

1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.

The following table describes the fees and charges that you will pay periodically during the time that you own your Annuity, not including the underlying portfolio annual fees and expenses.

PERIODIC FEES AND CHARGES

Annual Maintenance Fee[2] (assessed annually as a percentage of Account Value)	Lesser of $50 or 2% of Account Value

ANNUALIZED INSURANCE FEES/CHARGES (assessed daily as a percentage of the Sub-account)
	MAXIMUM	CURRENT
Mortality & Expense Risk Charge	0.95%	0.95%
Administration Charge	0.15%	0.15%
Defined Income Benefit Charge[3,4]	1.50%	0.80%
Total Insurance Charge	2.60%	1.90%

2 Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000

3 The charge for the Defined Income Benefit covers the Guaranteed Income Amount and will continue to apply after annuity payments begin until the Annuity is fully surrendered, a death benefit is payable, or Traditional Annuity Payments begin.

4 The Defined Income Benefit Charge may be increased one or more times on or after the 7th anniversary of the Issue Date up to the maximum annual rate of 1.50%. We will notify you in advance of any change to the charge and you will be given the opportunity to “opt-out” of any charge increase subject to certain conditions.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the total annual operating expenses charged by the underlying mutual fund (“Portfolio”) that you may pay periodically during the time that you own your Annuity. There is only one Portfolio offered in the Annuity. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. See the prospectus or statement of additional information of the underlying Portfolio for further details. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

Total Annual Underlying Portfolio Operating Expenses	0.77%*

*This expense does not include the impact of any applicable contractual waivers or fee reimbursements.

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolio)
	Management Fees	Other Expenses	Distribution and/or Service Fees (12b-1 fees)	Total Annual Portfolio Operating Expenses
Advanced Series Trust
AST Multi-Sector Fixed Income Portfolio	0.50%	0.02%	0.25%	0.77%

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in this Annuity with the cost of investing in other variable annuity contracts. Below are examples showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges as described in “Summary of Contract Fees and Charges.”

▪ Maximum Total Insurance Charge

▪ Contingent Deferred Sales Charge (if applicable)

▪ Annual Maintenance Fee

The examples also assume the following for the period shown:

▪ Investment of Account Value in the Sub-account, with the total operating expenses (before any fee waiver or expense reimbursement) remaining the same each year.

▪ You make no withdrawals of your Account Value.

▪ No tax charge applies.

Amounts shown in the examples are rounded to the nearest dollar.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIO.

If you surrender your Annuity at the end of the applicable time period:

1 yr	3 yrs	5 yrs	10 yrs
$1,086	$1,775	$2,490	$4,141

If you do not surrender your Annuity, or if you annuitize your Annuity:

1 yr	3 yrs	5 yrs	10 yrs
$386	$1,175	$1,990	$4,141

ACCUMULATION UNIT VALUES

Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY

This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the Annuity.

Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in an underlying Portfolio.

Generally speaking, variable annuities are investments designed to be held for the long term. Working with your Financial Professional, you should carefully consider whether a variable annuity is appropriate for you, given your life expectancy, need for income, and other pertinent factors.

Investment Option: The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the AST Multi-Sector Fixed Income Portfolio, an underlying mutual fund of Advanced Series Trust. The underlying mutual fund is described in its own prospectus, which you should read before investing. There is no assurance that the Investment Option will meet its investment objective.

Please note that the Annuity has only the one Investment Option; the AST Multi-Sector Fixed Income Portfolio, which seeks to maximize total return consistent with the preservation of capital. Unlike many other annuity contracts, the Annuity does not provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks.

Please see “Investment Option” for information.

Living Benefit: The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee you the ability to take a certain annual withdrawal amount until the death of a certain designated life (or lives) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The Defined Income Benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount, subject to its terms.

While the Defined Income Benefit is in effect, a change in the Owner/Annuitant designations may cause the Defined Income Benefit to terminate, and you would lose all associated benefits. You should carefully consider whether to purchase the Annuity if you anticipate changing the Owner/Annuitant designations. Please see “Change of Owner, Annuitant and Beneficiary Designations” and “Termination of Benefits” for more information. The Defined Income Benefit is neither optional nor revocable.

Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

Minimum Age for Initial Purchase	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
45	85	$25,000

We limit additional Purchase Payments to the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments to the Annuity. If we exercise this right, your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guaranteed Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans.

The “Minimum Age for Initial Purchase” applies to the age of the Designated Life or youngest age of the Spousal Designated Lives, and the “Maximum Age for Initial Purchase” applies to the age of the Designated Life or oldest of the Spousal Designated Lives as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see “Requirements for Purchasing The Annuity” for more detail.

Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below).

You may elect to receive income through annuity payments over your lifetime, also called “Annuitization.” If you elect to receive Traditional Annuity Payments, you convert your Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs as described in “Annuity Options” later in this prospectus.

Death Benefit: During the Accumulation Period, you may name a Beneficiary(ies) to receive the proceeds of your Annuity upon your death provided you still have an Account Value. Your Death Benefit must be distributed within the time period required by the tax laws.

Please see “Death Benefit” for more information.

Fees and Charges: The Annuity, including the living benefit, is subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolio.

What does it mean that your Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the Defined Income Benefit and the opportunity to annuitize the contract which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

Other Information: Please see the section entitled “Other Information” for more information about the Annuity, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying fund.

INVESTMENT OPTION

The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the underlying Portfolio whose share price generally fluctuates each Valuation Day. You bear the investment risk for amounts allocated to the Sub-account. If in the future we make two or more Investment Options available under the Annuity, we may allow transfer privileges and we may impose transfer restrictions and transfer fees. In addition, if we make more than one Investment Option available with the Annuity, we may impose investment restrictions and/or conditions on Purchase Payments or allocations to one or more Investment Options.

Because one Investment Option is currently available under the Annuity, an investment in the Annuity involves certain additional limitations and risks. For example, the Annuity does not provide a diverse set of investment choices providing the option to allocate your Purchase Payments or Account Value among a variety of investment choices with different investment styles, objectives, strategies and risks. The performance of your Account Value will depend entirely on the performance of the one underlying Portfolio. The Annuity currently does not offer certain standard investment product features such as portfolio rebalancing, dollar-cost-averaging or transfer privileges. An investment in the Annuity, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor's overall portfolio of investments. The Annuity may not be suitable for all investors. You may want to consult with your Financial Professional to determine if this Annuity is suitable for you.

VARIABLE INVESTMENT OPTION: The Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “Pruco Life of New Jersey and the Separate Account” for more detailed information). The Sub-account invests exclusively in the AST Multi-Sector Fixed Income Portfolio. You should carefully read the prospectus for the AST Multi-Sector Fixed Income Portfolio.

The Portfolio is not a publicly traded mutual fund. The Portfolio is only available as an Investment Option in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. Details about the investment objective, policies, risks, costs and management of the Portfolio are found in the prospectus for the Portfolio. The current prospectus and statement of additional information for the underlying Portfolio is attached hereto and can also be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.

The investment objective and name of the advisor/sub-advisor for the Portfolio appears in the table below.

PORTFOLIO NAME	INVESTMENT OBJECTIVES	PORTFOLIO SUBADVISER(S)

AST Multi-Sector Fixed Income Portfolio	Seeks to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.	PGIM, Inc.

The Portfolio is a series of the Advanced Series Trust. The Portfolio is managed by Prudential Investments LLC, which is an affiliated company of Pruco Life of New Jersey (the “Affiliated Portfolio”). Pruco Life of New Jersey and its affiliated companies receive fees and payments from the Affiliated Portfolio, which may be greater than the fees and payments Pruco Life of New Jersey would receive if we offered unaffiliated portfolios. Because of the potential for greater revenue earned by Pruco Life of New Jersey and its affiliated companies with respect to the Affiliated Portfolio, we have an incentive to offer the Affiliated Portfolio over other portfolios sponsored and advised by companies not affiliated with Pruco Life of New Jersey. We have an incentive to offer portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity. Also, in some cases, we offer portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. It is important to note, however, that Portfolios recommended by selling broker-dealer firms are subject to the same analysis and selection process as other Portfolios we consider for the Annuity. Allocations made to all Affiliated Portfolios benefit us financially. Pruco Life of New Jersey has selected the Portfolio for inclusion as an investment option under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the Portfolio’s objectives and investment strategy create additional risk to us of offering a Portfolio in light of the guaranteed benefits provided by the Annuity.

DEFINED INCOME BENEFIT

The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime (“Single Designated Life”), or over your and your spouse’s lives (“Spousal Designated Lives”). Generally, if your Account Value is reduced to zero and you meet certain requirements, we pay a remaining value, as described below under “Guaranteed Income Amount.” This benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount (described below), subject to the terms of the benefit. The Defined Income Benefit is part of your Annuity and is not an optional benefit and may not be revoked. You may not terminate the Defined Income Benefit. The Defined Income Benefit will terminate only upon specified events (see “Termination of the Benefit,” below).

When you purchase the Annuity, you must make a permanent decision whether you wish to own the Single or Spousal version of the Defined Income Benefit. Based upon your decision, the Defined Income Benefit guarantees the ability to withdraw the Guaranteed Income Amount. Each Annuity Year, you may withdraw this amount until the death of the Single Designated Life or Remaining Designated Life regardless of the impact of Sub-account performance on the Account Value. The Defined Income Benefit is subject to our rules regarding the timing and amount of withdrawals. Please see below under “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount,” and “Impact of Lifetime Withdrawals on the Guaranteed Income Amount.”

The Defined Income Benefit’s Rate Sheet Prospectus Supplement

The current Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount are disclosed in the Rate Sheet Prospectus Supplement. The applicable Rate Sheet Prospectus Supplement is attached to the prospectus you receive at the time you purchase your Annuity. Rates and effective dates reflected in the Rate Sheet Prospectus Supplement each month replace and supersede those reflected in any prior month’s Rate Sheet Prospectus Supplement. Please refer to the dates on the Rate Sheet Prospectus Supplement at the time you purchase the annuity. If the dates on the Rate Sheet Prospectus Supplement have expired, we will deliver the current Rate Sheet Prospectus Supplement to you.

Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your application must be signed and received by us in Good Order within the stated time period during which such rates will be applicable. The rates applicable to your Annuity will not change for the life of your Annuity. This means that the Income Growth Rate and Income Percentages for your Annuity will not change once established. Rates reflected in any Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your Annuity application and the date we receive it in Good Order will not apply to your Annuity. You should not purchase the Annuity without first obtaining the applicable Rate Sheet Prospectus Supplement, containing the available Income Growth Rate and Income Percentages applicable at the time.

Please see Appendix B to this Prospectus for examples demonstrating how the Guaranteed Income Amount is calculated using various, assumed Income Growth Rates and Income Percentages. The examples are purely hypothetical and are intended to illustrate how we would determine the Guaranteed Income Amount for an Annuity. Your Guaranteed Income Amount would be different than the examples in the Appendix depending on the Income Growth Rate and Income Percentages effective at the time you signed your application, your age at the time the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or the spousal version of the Defined Income Benefit. For more information about currently available Income Percentages and Income Growth Rates, please see the current Rate Sheet Prospectus Supplement.

The Guaranteed Income Amount Option

This option is available for both non-qualified and qualified annuities.

You are guaranteed to be able to withdraw the Guaranteed Income Amount for the lifetime of the designated life (or lives) provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See “Living Benefit – Owner, Annuitant and Beneficiary Designations” below for details regarding the designated life (or lives).) Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income (“Guarantee Payments”). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Guaranteed Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit (and the Death Benefit would not be payable upon death). In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.

Please note that your Account Value is not guaranteed, can fluctuate and may lose value.

Guaranteed Income Amount

The initial Guaranteed Income Amount is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. The applicable Income Percentage is based on the age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the Issue Date.

On each Valuation Day thereafter, until the date of the first Lifetime Withdrawal, the Guaranteed Income Amount is equal to:

▪ the Guaranteed Income Amount on the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of the Income Growth Rate for each calendar day between the Prior Valuation Day and the Current Valuation Day,

▪ reduced for any Non-Lifetime Withdrawals and increased for any Purchase Payments, if any, made on the Current Valuation Day, as described in the “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payments(s)” sections below.

Once you have taken the first Lifetime Withdrawal, in any Annuity Year, the remaining Guaranteed Income Amount for that Annuity Year is reduced for Lifetime Withdrawals and increased for Purchase Payments as described in the “Impact of Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payment(s)” sections below. However, once you have made the first Lifetime Withdrawal, the Guaranteed Income Amount will no longer increase based on the Income Growth Rate and will not increase due to fluctuations in your Account Value. On each anniversary of the Issue Date, your remaining Guaranteed Income Amount is increased to equal your then current Guarantee Income Amount. Lifetime Withdrawals that exceed the Guaranteed Income Amount in an Annuity Year will be considered Excess Income and will proportionally reduce the Guaranteed Income Amount available for future Annuity Years.

The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, as specified in the applicable Rate Sheet Prospectus Supplement.

If you are receiving this prospectus as a current Owner of the Annuity, for the Income Growth Rate and Income Percentages that apply to your Annuity, please refer to your Annuity contract. Also, we maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.

Additional Purchase Payment(s):

You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during that year, with prior notice to you, we may limit your right to add additional Purchase Payments. Additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Purchase Payment we accept by the applicable Income Percentage. The applicable Income Percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. If this Defined Income Benefit has been issued on a Spousal Designated Lives basis, and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.

Please see “Purchasing Your Annuity – Purchase Payment Limitation” below.

Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals as a Non-Lifetime Withdrawal before you take your first Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. Non-Lifetime Withdrawals that are not Required Minimum Distribution amounts are subject to any applicable Contingent Deferred Sales Charge. There is no limit on the number of Non-Lifetime Withdrawals that you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.

Impact of Lifetime Withdrawals on the Guaranteed Income Amount: Any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Guaranteed Income Amount, they will not reduce your Guaranteed Income Amount in subsequent Annuity Years and you cannot carry over the unused portion of the Guaranteed Income Amount to subsequent Annuity Years. Such withdrawals are not subject to Contingent Deferred Sales Charges, are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.

All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Annuity Year to exceed the Guaranteed Income Amount for that Annuity Year, called “Excess Income,” will impact the value of the benefit, including a permanent reduction in future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately subsequent to the withdrawal of any Guaranteed Income Amount and prior to the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request). Each withdrawal of Excess Income is subject to any applicable Contingent Deferred Sales Charge.

In general, withdrawals made from the Annuity during an Annuity Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section.

For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see the section below entitled “Examples of Withdrawals Under the Guaranteed Income Amount Option.”

Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not increased in subsequent Annuity Years if you decide not to take a Lifetime Withdrawal in an Annuity Year or take Lifetime Withdrawals in an Annuity Year that, in total, are less than the Guaranteed Income Amount.

You may use the systematic withdrawal program to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal, will be deemed a Lifetime Withdrawal under this benefit).

The Guaranteed Income Amount does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value (see “Surrender Value” below for more detail). Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.

Please note that there is a possibility you may pass away before receiving lifetime payments from the Defined Income Benefit, or may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit. However when you pass away, your beneficiaries may receive a death benefit as described in this prospectus. Please see “Death Benefit” in the prospectus. If you purchased the spousal version of this Annuity, then your spousal designated life will have the option to continue the Annuity provided he/she is the sole primary beneficiary and opts to receive the Guaranteed Income Amount.

Account Value is Reduced to Zero under the Guaranteed Income Amount Option

To the extent that your Account Value was reduced to zero as a result of withdrawals in an Annuity Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Guaranteed Income Amount for the Annuity Year. Thus, in that scenario, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Guaranteed Income Amount as described in this section. We will make payments until the death of the Single Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of the Remaining Designated Life, as applicable. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. If you take a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) that reduces your Account Value to zero or if you take a Non-Lifetime Withdrawal that reduces your Account Value to zero, the Annuity terminates and we will pay no additional amounts to you.

Unless you request an alternate mode of payment we make available, we make such Guarantee Payments once each Annuity Year.

We will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Annuity Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

▪ a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Guarantee Payments would begin, or

▪ a single life fixed annuity if there is a Remaining Designated Life under this Rider, or if the Defined Income Benefit was issued with a Single Designated Life.

We use the same basis that is used to calculate the guaranteed annuity rates in the Annuity.

Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. If your Account Value is reduced to zero due to withdrawals of Excess Income or annuitization, any Death Benefit value, including the Return of Purchase Payments Amount, will terminate and no Death Benefit amount is payable. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Guaranteed Income Amount or less than or equal to, your Guaranteed Income Amount. (See “Death Benefits” for more information.)

In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments and a Death Benefit. Please see the “Annuity Options – Annuity Payments under the Defined Income Benefit” section below for a description of annuity options that apply under the Defined Income Benefit. Please see the “Death Benefit – Return of Purchase Payments Death Benefit” section below for a description of the Return of Purchase Payments Death Benefit that applies under the Defined Income Benefit.

Example of Withdrawals Under the Guaranteed Income Amount

Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:

▪ The Issue Date is November 1st

▪ The first withdrawal is a Lifetime Withdrawal under the Guaranteed Income Amount

▪ On October 24th of the following calendar year, $2,500 is withdrawn from the Annuity

▪ On October 29th of the same year, $5,000 is also withdrawn from the Annuity,

Example of dollar-for-dollar reductions

On October 24th, Guaranteed Income Amount is $6000. The Return of Purchase Payment Death Benefit Amount is $115,420. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Annuity Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500) and the Return of Purchase Payment Death Benefit Amount ($115,420 less $2,500 = $112,920).

Example of proportional reductions

Continuing the previous example, when the withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Annuity Year to $0 and the Return of Purchase Payment Death Benefit Amount to $109,420 ($112,920 less $3,500 = $109,420). The remaining withdrawal amount of $1,500 reduces the Guaranteed Income Amount in future Annuity Years and the Return of Purchase Payment Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Guaranteed Income Amount and the Return of Purchase Payment Death Benefit Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio	1.31%
Guaranteed Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Guaranteed Income Amount for future Annuity Years	$ 5,921.40
Return of Purchase Payment Death Benefit Amount after “non” Excess Income	$ 109,420.00
Less ratio of 1.31%	$ 1,433.40
Return of Purchase Payment Death Benefit Amount after Excess Income	$ 107,986.60

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪ The Issue Date is December 3rd

▪ On October 3rd of the following calendar year, the Guaranteed Income Amount is $6,000, the Return of Purchase Payment Death Benefit Amount is $115,420, and the Account Value is $120,000.

▪ Also on that same October 3rd, $15,000 is withdrawn from the Annuity and is designated as a Non-Lifetime Withdrawal.

All guarantees associated with the Annuity will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000.00
Divided by Account Value before withdrawal	$ 120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal	$ 6,000.00
Less ratio of 12.5%	$ 750.00
Guaranteed Income Amount for future Annuity Years	$ 5,250.00
Return of Purchase Payment Death Benefit Amount before Non-Lifetime withdrawal	$ 115,420.00
Less ratio of 12.5%	$ 14,427.50
Return of Purchase Payment Death Benefit Amount after Non-Lifetime withdrawal	$ 100,992.50

When you make a partial withdrawal that is subject to a CDSC and/or tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the CDSC and/or tax withholding, to determine whether your withdrawal has exceeded the Guaranteed Income Amount. When you take a partial withdrawal, you may request a “gross” withdrawal amount (e.g., $2,000) but then have any CDSC and/or tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Guaranteed Income Amount (if any) would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years. Alternatively, you may request that a “net” withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any CDSC and/or tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any CDSC and/or tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the CDSC and/or tax withholding) that exceeds your Guaranteed Income Amount will be treated as Excess Income – thereby reducing your Guaranteed Income Amount in subsequent years. You should carefully consider whether you should take a net withdrawal because it may negatively impact your Defined Income Benefit. Net withdrawals are not available for withdrawals of your Guaranteed Income Amount through our systematic withdrawal program.

Other Important Considerations

▪ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after you purchase the Annuity, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪ The current annualized charge for the Defined Income Benefit is 0.80% of the average daily net assets of the Sub-account. You will begin paying this charge on the Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. We may increase the Defined Income Benefit Charge one or more times at any time on or after the 7th anniversary of your Issue Date. The maximum annualized charge for the Defined Income Benefit is 1.50% of the average daily net assets of the Sub-account. We will notify you in advance of any change in the charge. Please see "Fees, Charges and Deductions" later in this Prospectus for more information on the "opt-out" process.

Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.

Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Single Designated Life, at least one of the Spousal Designated Lives, or the Remaining Designated Life is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Single Designated Life, at least one of the Spousal Designated Lives or the Remaining Designated Life. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.

Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Single Designated Life or the Remaining Designated Life.

Termination of the Defined Income Benefit

You may not elect to cancel the Defined Income Benefit.

The benefit automatically terminates upon the first to occur of the following:

(i) your surrender of the Annuity;

(ii) when annuity payments begin (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

(iii) our receipt of Due Proof of Death of the First Death who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(iv) our receipt of Due Proof of Death of the Owner (or the Annuitant, if the Annuity is entity owned) and there is still an Account Value available in the Annuity and the surviving Spouse is not eligible to continue the benefit because such Spouse is not a Spousal Designated Life;

(v) the date of receipt of Due Proof of Death of the Single Designated Life or the Remaining Designated Life if a Death Benefit is payable under the Defined Income Benefit;

(vi) the date of death of the Single Designated Life or the Remaining Designated Life when Account Value is reduced to zero as of the date of death;

(vii) both the Account Value and Guaranteed Income Amount equal zero; and

(viii) we process a request to change the Annuitant, Owner or Beneficiary in the certain situations that would cause termination, as discussed in the “Change of Owner, Annuitant, and Beneficiary Designations” section of this Prospectus.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

PURCHASING YOUR ANNUITY

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the Annuity and/or acceptance of Purchase Payments. The current conditions are described below. We may change these conditions in the future.

Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, while the Single Designated Life or Spousal Designated Lives, each, are not younger than 45 or older than age 85. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.

Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $25,000.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers (if applicable), partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Additional Purchase Payments: You may make additional purchase payments to the Annuity during the first Annuity Year provided the Account Value has not been reduced to zero, however at any time during this year, with prior notice to you, we may limit your right to allocate additional Purchase Payments to the Annuity. Additional Purchase Payments are subject to the maximum total Purchase Payment amount of $1,000,000 as noted above, and a minimum amount of $100. Purchase payments are not permitted on or after the Annuity Date. We may limit, restrict, suspend or reject any Purchase Payment, but would do so only on a non-discriminatory basis. See “Purchase Payment Limitation,” below, for more information.

During the time you are permitted to make additional Purchase Payments to the Annuity, on a non-discriminatory basis, we may limit, restrict, suspend or reject any Purchase Payment: (i) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount is being increased in an unintended fashion. A factor we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s); and (ii) if the Income Percentages and/or Income Growth Rates have changed for new purchasers of the Annuity.

If we exercise this right to limit your Purchase Payment(s), your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guarantee Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

While the Annuity is offered in tax-qualified markets that have annual contribution limits under the Internal Revenue Code, please note that this Annuity does not allow for additional Purchase Payments after the first Annuity Year.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or NonQualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. Further, please be aware that we do not provide administrative services for employer sponsored plans, and may limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional’s broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

SETTING UP YOUR ANNUITY

If you elect the Single version of the Defined Income Benefit:

Single Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Single Designated Life. If the Owner is an entity that we permit, the Annuitant must be the Single Designated Life. You may not name multiple Owners if a Single Designated Life is listed in the Schedule Supplement.

If you elect the Spousal version of the Defined Income Benefit:

Spousal Designated Lives: Such persons must be each other’s Spouse on the Issue Date. If the Owner is a natural person, he/she must be the Annuitant, and one of the Spousal Designated Lives. The sole primary Beneficiary must be the other Spousal Designated Life for as long as the first Spousal Designated Life Owner is alive. If two Owners are named, each must be a Spousal Designated Life. No additional Owners may be named. While both Spousal Designated Lives are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, the Annuitant must be a Spousal Designated Life, and the Annuitant’s Spouse must be the other Spousal Designated Life. This benefit cannot be utilized when the Owner is an entity unless we allow for the continuation of the Annuity and the Defined Income Benefit by the Remaining Designated Life after the First Death.

Remaining Designated Life

A Remaining Designated Life must be a natural person and must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life on the earlier of the First Death, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect. In the event of the divorce of the Spousal Designated Lives, and the resulting removal of one of the Spousal Designated Lives as an Owner, Annuitant or Beneficiary under the Annuity, the other Spousal Designated Life will become the Remaining Designated Life under the Defined Income Benefit if we receive notice of the divorce, and any other documentation we require, in Good Order, at our Service Office. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a Spousal Designated Life.

General Information Regarding Owner, Annuitant and Beneficiary Designations: The selections you make for these designations are dependent upon your decision to purchase lifetime income for your life or your and your spouse’s lives.

▪ Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners, we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for additional information regarding the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

▪   Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.

▪ Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

Please see “Tax Considerations” for information on the effect of applicable law if you are in a civil union, domestic partnership or same-sex marriage.

RIGHT TO CANCEL

You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.

MANAGING YOUR ANNUITY

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

Subject to the limitations described below, in general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

While the Defined Income Benefit is in Effect

If you have the Single Life version of the Defined Income Benefit, any change of the Annuitant under the Annuity will result in the cancellation of the Defined Income Benefit. Similarly, any change of Owner will result in cancellation of the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you have the Spousal version of the Defined Income Benefit, a change to the Owner or Annuitant will result in the cancellation of the Defined Income Benefit in all cases, except as follows: (a) if one Owner dies and the Remaining Designated Life assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the First Death. If the Spousal Designated Lives divorce, the Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage.

If the Defined Income Benefit Terminates

If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus the ability to withdraw the Guaranteed Income Amount and receive the Death Benefit with the Return of Purchase Payments Amount. We will cease to deduct the Defined Income Benefit charge after the Benefit terminates. However we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will not be able to re-elect the benefit later. If the Defined Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization. You should carefully consider purchasing the Annuity if you anticipate changing the Owner/Annuitant designations. You may name a new Beneficiary(ies), subject to the other limitations on Beneficiary designations noted above with respect to Spousal Designated Lives and a Remaining Designated Life. However, such new Beneficiary(ies) will not be a Spousal Designated Life, and would therefore result in the Defined Income Benefit terminating at the death of the Remaining Designated Life.

In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only. We will reject the following proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity:

▪ a new Annuitant prior to the Annuity Date if the Owner is an entity;

▪ a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪ a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with two or more grantors; and

▪ a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

We will also reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪ a company(ies) that issues or manages viatical or structured settlements;

▪ an institutional investment company;

▪ an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouse. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser for more information.

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no death benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity.

See “Death Benefits – Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account.

ACCESS TO YOUR ACCOUNT VALUE

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. The minimum amount for each partial withdrawal is $100. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. Cumulative Lifetime Withdrawals within an Annuity Year that are less than or equal to the Guaranteed Income Amount are not subject to a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, and any Tax Charge that applies. Each of these types of distributions is described more fully below.

SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals are made from your Account Value. Systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you elect to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪ If you have or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪ If you have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount available in future Annuity Years and may also reduce the value of your Death Benefit. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount will further increase the impact on your future Guaranteed Income Amount and Death Benefit value. Please see the “Defined Income Benefit” and “Death Benefit” sections of this prospectus for information on the impact of withdrawals of Excess Income.

▪  Non-Lifetime Withdrawals may not be taken as systematic withdrawals.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) will be subject to a CDSC if they exceed the Guaranteed Income Amount under the Defined Income Benefit. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 ½ that are not subject to the 10% penalty.

Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on December 28th or on the last Valuation Day prior to December 28th of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions (“RMDs”) are a type of partial withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. RMDs for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ and by December 31st for subsequent calendar years.

Unless designated as a Non-Lifetime Withdrawal, an RMD is considered a Lifetime Withdrawal from the Annuity. The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

For purposes of this provision, in relation to any Annuity Year, the “Second Calendar Year” is the calendar year following the calendar year in which the Annuity Year began.

In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

(1) the remaining Guaranteed Income Amount for that Annuity Year, and

(2) the Second Calendar Year’s remaining RMD amount less the Guaranteed Income Amount. If the Guaranteed Income Amount is greater than the Second Calendar Year’s remaining RMD amount, then (2) shall be equal to zero, or $0.

Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

If, in any Annuity Year, your RMD amount is not greater than the Guaranteed Income Amount, any withdrawals in excess of the Guaranteed Income Amount will be treated as Excess Income. RMD taken as systematic withdrawals will be considered Lifetime Withdrawals.

Please see hypothetical examples below for details.

If you do not comply with the rules described above, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

For purposes of this provision, RMDs are determined based on the value of this Annuity, and do not include the value of any other annuities, savings or investments subject to the RMD rules. We require three (3) days advance written notice to calculate and process the amount of your withdrawals. You must elect to have RMDs paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly RMDs but does not apply to RMDs taken out on a quarterly, semi-annual or annual basis.

In any year in which the requirement to take RMDs is suspended by law, we reserve the right, regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as an RMD if not for the suspension as eligible for treatment under this provision. Please note that if an RMD was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the RMD on December 28 or on the last Valuation Day prior to December 28th of that year.

The following applies in the event the Defined Income Benefit terminates: We do not assess a CDSC (if applicable) on RMDs from your Annuity if you are required by law to take such RMDs from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the RMD rules in relation to other savings or investment plans under other qualified retirement plans.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the RMD rules under the Code.

RMD rules do not apply to Roth IRAs during the Owner’s lifetime. See “Tax Considerations” for a further discussion of RMDs.

Example

The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

Assumptions:

RMD Calendar Year 01/01/2013 to 12/31/2013

Annuity Year 06/01/2012 to 05/31/2013

Guaranteed Income Amount and RMD Amount = $5,000 Remaining Guaranteed Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012) RMD Amount for Calendar Year 2013 = $6,000 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 – $5,000) = $4,000.

If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Guaranteed Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Guaranteed Income Amount is reset to $5,000).

If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

SURRENDERS

SURRENDER VALUE

During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.

We require a minimum Surrender Value of $2,000 after any Partial Withdrawal. We waive this requirement while the Defined Income Benefit is in effect, if you are withdrawing the Guaranteed Income Amount, provided you do not take a withdrawal of Excess Income. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

MEDICALLY-RELATED SURRENDERS

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). Please note, this applies to either owner if you elected the spousal version of the benefit and named both spouses as joint owners.

If you request a full surrender, the amount payable will be your Account Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59  1/2 may be subject to a 10% tax penalty and other tax consequences – see the Tax Considerations section of this prospectus.

We waive any applicable CDSC only if:

▪ the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪ the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪ the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪ we receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and/or

▪ no additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪ first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

▪ first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

ANNUITY OPTIONS

Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin any payment upon death is determined solely under the terms of the applicable annuity payment option, and you no longer participate in the Defined Income Benefit (unless you have annuitized or began payments under the Guaranteed Income Amount Option). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant. If the initial monthly annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under the Defined Income Benefit (unless you have annuitized under that benefit) or the Death Benefit described below.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option)

If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is a Guaranteed Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described below); or

(2)  request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Single Designated Life or the Remaining Designated Life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments as:

▪ a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s Spouse on the date annual annuity payments would begin, or

▪ as a single life fixed annuity if there is a Remaining Designated Life, or this Rider was issued with a Single Designated Life.

In addition, each of the payments above will consist of ten payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)  the present value of the future Guaranteed Income Amount payments; and

(2)  the Account Value.

Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.

Traditional Annuity Payment Options

If annuity payments are to begin under the terms of your Annuity, you can elect to apply your Account Value less any applicable tax charges to one of the following two options. Annuity Options 1 and 2 will always be available for election.

Please note that you may not annuitize under the Traditional Annuity Options described below within the first three Annuity Years (except as otherwise specified by applicable law).

Option 1

Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

Option 2

Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options We May Make Available

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪ Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪ Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪ Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

DEATH BENEFIT

DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT

If you elected the Single version of the Defined Income Benefit on the Issue Date, and while it is in effect, the Death Benefit payable upon the death of the Single Designated Life is the Return of Purchase Payments Death Benefit. No Death Benefit is payable, however, if any of the following have occurred:

•  Guarantee Payments (under the Guaranteed Income Amount Option);

•  Traditional Annuity Payments

If you elected the Spousal version of the Defined Income Benefit on the Issue Date, while it is in effect, the Death Benefit payable upon the First Death is the Account Value. The Death Benefit payable upon the death of the Remaining Designated Life, is the Return of Purchase Payments Death Benefit. No Death Benefit is payable, however, if any of the following have occurred:

•  Guarantee Payments (under the Guaranteed Income Amount Option);

•  Traditional Annuity Payments

The Return of Purchase Payments Death Benefit is equal to the greater of:

▪ the Account Value, or

▪ the Return of Purchase Payments Amount described below.

If we do not receive Due Proof of Death within one year of the death of the Owner (Annuitant if the Annuity is owned by an entity in the case of a Single Designated Life) or the death of the Remaining Designated Life in the case of Spousal Designated Lives, the Death Benefit payable is the Account Value. We reserve the right to waive or extend, on a non-discriminatory basis, our right to enforce the one year deadline for Due Proof of Death. This right will only apply for purposes of determining the amount payable as a Death Benefit, and in no way restricts when a claim may be filed.

All other provisions applicable to Death Benefits under your Annuity will continue to apply.

Return of Purchase Payments Amount

On the Issue Date, the Return of Purchase Payments Amount is equal to your Account Value. On each subsequent Valuation Day, until the date we receive Due Proof of Death of the Single Designated Life or the Remaining Designated Life, as applicable, the Return of Purchase Payments Amount is:

▪ increased by any Purchase Payments made on the current Valuation Day, and

▪ reduced by the effect of withdrawals made on the current Valuation Day, as described below.

A Non-Lifetime Withdrawal will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income, including Required Minimum Distributions, will reduce the Return of Purchase Payments Amount by the amount of the withdrawal. (For more information about the impact of RMDs, please see “Required Minimum Distributions” section.) All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Death Benefit described above is available only while the Defined Income Benefit is in effect, and then only until your Account Value is reduced to zero. Once your Account Value reduces to zero, the Death Benefit feature of the Defined Income Benefit terminates

DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT

If you have taken actions that have caused the Defined Income Benefit to be terminated, then the Death Benefit is equal to the Account Value, and payable:

1) If the Annuity is owned by one or more natural persons, upon the death of the Owner (or the first to die, if there are multiple Owners).

2) If an Annuity is owned by an entity, upon the Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death.

You should carefully consider any possible actions by you that would cause the Defined Income Benefit to be terminated, as it will impact the value payable as a Death Benefit.

GENERAL DEATH BENEFIT PROVISIONS

We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).

No Death Benefit will be payable if the Annuity terminates or your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under the Defined Income Benefit).

Any Death Benefit amount not paid in full on the date of Due Proof of Death is subject to fluctuation in value due to the investment performance of the Sub-account until the Death Benefit is paid out in full.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

SPOUSAL CONTINUATION OF YOUR ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the effective date of a spousal continuation will be subject to all provisions of the Annuity, including the CDSC when applicable.

If you elected the Single version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death, if your spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

If you elected the Spousal version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death of the First Death,

▪ If the Remaining Designated Life chooses to continue the Annuity, the Defined Income Benefit will remain in force.

▪ If a Death Benefit is not payable (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the Defined Income Benefit will remain in force unless we are instructed otherwise.

▪ Upon death of the Remaining Designated Life, if their spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

See “Managing Your Annuity – Spousal Designations” for information regarding a same sex surviving spouse’s ability to continue ownership of the Annuity. Please consult your tax or legal advisor for more information.

Your Annuity may only be continued under the spousal continuation provision once.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪ within five (5) years of the date of death (the “5 Year Deadline”); or

▪ as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the “Qualified 5 Year Deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 ½, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

▪ If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪ If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you incur if you own the Annuity.

The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-account, please note that such charges are assessed through a reduction to the Unit value of your investment in the Sub-account, and in that way reduce your Account Value.

Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-account. The Insurance Charge is the combination of the Mortality & Expense Risk Charge, the Administration Charge, and the Defined Income Benefit Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. The charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Finally, the charge compensates Pruco Life of New Jersey for providing the insurance benefits provided under the Defined Income Benefit, Guarantee Payments, and the Return of Purchase Payments Death Benefit.

The Defined Income Benefit Charge: As described in the “Summary of Contract Fees and Charges,” the Defined Income Benefit Charge can be increased one or more times at any time on or after the 7th anniversary of your Issue Date up to the maximum amount reflected therein. We will notify you in advance of any change in the Charge. You will have the option of refusing any charge increase.

If you elect to opt-out of the charge increase, your Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of your Issue Date, and the Defined Income Benefit Charge will continue at the present rate.

If you wish to opt-out, you must notify us within the stated time period described in our notice to you. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If, at that time, you would still like to elect the opt-out, you must sign and return the form to us at our Service Office in Good Order. Please keep in mind that opting out of the charge increase will have a negative impact to your Guaranteed Income Amount. You may want to consult with your Financial Professional to determine whether opting out is in your best interest.

Also, please keep in mind that while you are receiving your Guaranteed Income Amount its value remains constant, however the amount deducted from your Account Value for the Insurance Charge may vary due to fluctuations of your Account Value.

If you are receiving this Prospectus as a current owner having purchased the Annuity prior to April 28, 2014, the ability to opt-out of a charge increase is not provided for in your contract. For these contracts, the fee shall not be increased unless and until an amended rider is provided to the contract owner. Notwithstanding this, if we decide to increase the charge, we will make the opt-out available to contract owners who purchased prior to April 28, 2014.

The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed. We will not refund any charges you have paid.

Fees and Expenses Incurred by the Portfolio: The Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by the Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectus for the Portfolio.

Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken from the Sub-account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.

Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.

With respect to a partial withdrawal, we calculate the CDSC by assuming that partial withdrawals are taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains). The CDSC calculation is applied to the Purchase Payments as they are being withdrawn. For example, assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity. Also assume that two years after the purchase, your Account Value is $85,000 ($75,000 of Purchase Payment plus $10,000 of investment gain) and you take a Non-Lifetime Withdrawal of $50,000. The $50,000 Non-Lifetime Withdrawal would be taken from your $75,000 Purchase Payment and the CDSC would be assessed against the same amount - $50,000 x 0.06 = $3,000. If the Non-Lifetime Withdrawal had exceeded the available Purchase Payments, any remaining withdrawal amounts would have been taken from gains. CDSC is not assessed against Lifetime Withdrawals, as described below.

You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually received is reduced by any applicable CDSC or tax withholding. Therefore you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. To illustrate, after taking the $50,000 withdrawal described in the example above, and without considering any CDSC or tax withholding, $25,000 would remain of your initial Purchase Payment. But due to the $10,000 in gains prior to the withdrawal, your Account Value would be $35,000 ($85,000 Account Value less the $50,000 withdrawal). If you had asked for a gross withdrawal, you would have received less than the $50,000 you withdrew, because we would have deducted the $3,000 CDSC plus any applicable tax withholding from the requested $50,000. While the amount you actually received would be lower, your Account Value would remain at $35,000. If you had asked for a net withdrawal, however, you would have received the full $50,000, but your Account Value would be lower than $35,000 because we would have deducted the $3,000 CDSC plus any applicable tax withholding from your Account Value.

Under the Defined Income Benefit, Non-Lifetime Withdrawals, excluding those designated as Required Minimum Distributions, are subject to any applicable CDSC, as described above. Lifetime Withdrawals in an Annuity Year that, in total, do not exceed the Guaranteed Income Amount are not subject to a CDSC. However, each withdrawal of Excess Income under the Defined Income Benefit is subject to any applicable CDSC. Withdrawals of Excess Income will reduce the benefits under the Defined Income Benefit. (Please see the “Defined Income Benefit” and “Death Benefit” sections of this prospectus for information on the impact of withdrawals of Excess Income.) Please be aware that under the Defined Income Benefit: (a) for a gross withdrawal, if the amount requested exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income.

Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”

TRADITIONAL ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon in the section of this prospectus entitled “Traditional Annuity Payment Options,” upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

VALUING YOUR INVESTMENT

VALUING THE SUB-ACCOUNT

Currently only one Sub-account is available with the Annuity. When you allocate Account Value to the Sub-account, you are purchasing Units of the Sub-account. The Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolio. The value of the Units also reflects the daily accrual for the Insurance Charge.

Each Valuation Day, we determine the price for a Unit of the Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-account. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be different Unit Prices for the Sub-account to reflect possible variations in charges for the Defined Income Benefit. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.

PROCESSING AND VALUING TRANSACTIONS

Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time).

We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪ trading on the NYSE is restricted;

▪ an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪ the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Initial Purchase Payment: We are required to allocate your initial Purchase Payment to the Sub-account within 2 Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within 5 Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within 2 Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that until such time that we are notified of the firm’s principal approval and is provided with the application, or we are notified of the firm principal’s rejection, your funds will be held by us in a segregated bank account. In addition, we must promptly return your funds at your request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. You will not be credited with any interest earned on amounts held in that suspense account. Also, the amounts held will not be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments we accept on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.

Scheduled Transactions: Scheduled transactions include transfers under systematic withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments.

Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled;

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪ the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment must commence within 13 months of the date of purchase).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

Annuity Contracts under an Annuity Payment Option, are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

▪ Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪  Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program so that charges for investment advisory fees that are taken from a qualified Annuity with no living benefit are not taxable.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪ Your rights as Owner are non-forfeitable;

▪ You cannot sell, assign or pledge the Annuity;

▪  The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪ The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪ Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪ A 10% early withdrawal penalty described below;

▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪ Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪  Contributions to a Roth IRA cannot be deducted from your gross income;

▪  “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪ Your attainment of age 59½;

▪ Your severance of employment;

▪ Your death;

▪ Your total and permanent disability; or

▪ Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled; or

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪ If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪ For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Additional Information About IRAs

For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

OTHER INFORMATION

PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT

Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in the Defined Income Benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a Prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the Prospectus but not delivered with the Prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this Prospectus to current contract owners that reside outside of the United States.

Service Providers

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005

EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601

EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109

NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079

PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪ offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪ close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪ combine the Separate Account with other separate accounts;

▪  deregister the Separate Account under the Investment Company Act of 1940;

▪ manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪ make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪ establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪ make any changes required by federal or state laws with respect to annuity contracts; and

▪ to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolio(s), as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available. While we can limit your ability to make any additional Purchase Payments to your Annuity, as discussed above in this Prospectus, should we offer more than one Investment Options we may limit your right to make additional Purchase Payments to any one or more of such Investment Options.

Fees and Payments Received by Pruco Life of New Jersey

As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Cyber Security Risks: We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

LEGAL STRUCTURE OF THE UNDERLYING FUND

The underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolio are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;

(2) changes in federal income tax law;

(3) changes in the investment management of any Variable Investment Option; or

(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Confirmations, Statements, and Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolio to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC (“LPL”) through LPL’s Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL’s platform. LPL in turn agreed, through January 2013, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL’s financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers’ variable annuities actually will be used in any client account.

The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2015) received compensation with respect to our annuity business generally during 2015 (or as to which a payment amount was accrued during 2015). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2015 retrospective depiction. During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

All of the Firms and Entities listed below received non-cash compensation during 2015. In addition, Firms in bold also received cash compensation during 2015.

1st Global Capital Corp.

Advisor Group

Aegon Transamerica

AFS Brokerage, Inc.

AHIL-Prudential

AIG Advisor Group

ALHA

Alliance

Alliant/Benefit Partners

Allianz

Allstate Financial Srvcs, LLC

Alpha Simplex

American Financial Associates

AMERICAN PORTFOLIO FIN SVCS INC

Ameritas Investment Corp.

Anchor Bay Securities, LLC

Annuity Partners

AON

AQR Capital Management

Ausdal Financial Partners, Inc.

AXA Advisors, LLC

Ballew Investments

Bank of Oklahoma

Bank of the West

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions, Inc.

Berthel Fisher & Company

BlackRock Financial Management Inc.

Broker Dealer Financial Services

Brokers International

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc

Cambridge Advisory Group

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CAPE SECURITIES, INC.

Capital Guardian

Capital Investment Group, Inc.

CCO Investment Services Corp

Centaurus Financial, Inc.

Centera Capital Securities

Cetera Advisor Network LLC

Cetera Financial Group LLC

Cetera Investment Services

CFD Investments, Inc.

CHAR

Citigroup Global Markets Inc.

COMERICA SECURITIES, INC.

Commerce Bank

Commonwealth Financial Network

Compass Bank Wealth Management Group

Comprehensive Asset Management

Country Financial

CPS (Custom Benefit Plans)

Craig Schubert

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

David Lerner and Associates

Delaware Investments

Dempsey Lord Smith, LLC

Edward Jones & Co.

Envestnet

Epoch Investment Management

Equity Services, Inc.

Essex Financial Services, Inc.

Farm Bureau Financial Services

Fidelity Institutional Wealth Services (FIWS)

Fidelity Investments

Fifth Third Securities, Inc.

Financial Architects, Inc.

Financial Planning Consultants

Financial Services Int'l Corp. (FSIC)

Financial West Group

First Allied Securities Inc

First Citizens Bank

First Commonwealth

First Heartland Capital, Inc.

First Protective Insurance Group

First Southeast Investor Services

First Tennessee Brokerage, Inc

First Trust Portfolios L.P.

Foothill Securities, Inc.

Foresters Equity Services Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

Franklin Templeton

FSC Securities Corp.

GBS - Life Plans Unlimited

Geneos Wealth Management, Inc.

Gilman Ciocia, Inc.

Goldman Sachs & Co.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment

Hantz Financial Services,Inc.

Harvest Capital

HBW Securities, Inc.

Hornor, Townsend & Kent, Inc.

HSBC

Huntleigh Securities

Independent Consultant

Independent Financial Grp, LLC

Infinex Financial Group

Institutional Securities Corp.

INTERCAROLINA FINANCIAL SERVICES, INC.

Intervest International

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

Investors Capital Corporation

J.J.B. Hilliard Lyons, Inc.

J.P. Morgan

J.W. Cole Financial, Inc.

Jackson National Life

Janney Montgomery Scott, LLC.

Janus Capital

Jennison Associates, LLC

JHS Capital

Key Bank

KEY INVESTMENT SERVICES LLC

KMS Financial Services, Inc.

Kovack Securities, Inc.

LaSalle St. Securities, LLC

Lazard

Leaders Group Inc.

Legg Mason

Lifemark Corporation

Lincoln Financial Advisors

Lincoln Financial Securities Corporation

Lincoln Investment Planning

Lincoln Motor Company

LPL Financial Corporation

M and T Bank Corporation

M Holdings Securities, Inc

Mass Mutual Financial Group

Merrill Lynch, P,F,S

MetLife

MFS

MML Investors Services, Inc.

Money Concepts Capital Corp.

Morgan Stanley Smith Barney

MTL Equity Products, Inc.

Mutual of Omaha Bank

National Planning Corporation

National Securities Corp.

Natixis Funds

Neuberger Berman

New York Life

Next Financial Group, Inc.

NFP Securities, Inc.

North Ridge Securities Corp.

OneAmerica Securities, Inc.

OPPENHEIMER & CO, INC.

Park Avenue Securities, LLC

People's Securities

Perryman Financial Advisory

PIMCO

Pinnacle Financial Group, Inc.

Pinnancle Investments, LLC

PlanMember Securities Corp.

PNC Bank

PNC Investments, LLC

Princor Financial Services Corp.

Private Client Services, LLC

ProEquities

Prospera Financial Services, Inc.

Prudential Annuities

Purshe Kaplan Sterling Investments

Questar Capital Corporation

R.D. Scinto, Inc.

Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION

RCM&D Inc.

Robert W. Baird & Co., Inc.

Royal Alliance Associates

Sage Rutty & Co., Inc.

Sagemark Consulting

SAGEPOINT FINANCIAL, INC.

Sammons Securities Co., LLC

Santander

SCF Securities, Inc.

Schroders Investment Management

SEAF

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Sorrento Pacific Financial LLC

Southeast Financial Group, Inc.

Southern Bank

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Co.

STRATEGIC FIN ALLIANCE INC

SunTrust Investment Services, Inc.

SWBC Investment Services

Syndicated

T. Rowe Price Group, Inc.

TFS Securities, Inc.

The Investment Center

The O.N. Equity Sales Co.

The PNC Financial Services Group, Inc.

The Prudential Insurance Company of America

The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

Umpqua Investments

United Planners Fin. Serv.

US Bank

USI Securities Inc

VALIC Financial Advisors, Inc

Valley Forge Financial Group Inc

VOYA Financial Advisors

WADDELL & REED INC.

Wall Street Financial Group

WAYNE HUMMER INVESTMENTS LLC

WB2

Wealth Preservation Partners, LLC

Wedbush Morgan Securities

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC - WEALTH

Western International Securities, Inc.

WFG Investments, Inc.

Wintrust Financial Corporation

Woodbury Financial Services

World Equity Group, Inc.

World Group Securities, Inc.

Wunderlich Securities

The Firms listed below received cash compensation during 2015 but did not receive any non-cash compensation.

Capital One Investment Services, LLC

Gary Goldberg & Co., Inc.

Raymond James & Associates

Wells Fargo Investments LLC

WRP Investments, Inc

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

▪ Company

▪ Experts

▪ Principal Underwriter

▪ Payments Made to Promote Sale of Our Products

▪ Cyber Security Risks

▪  Determination of Accumulation Unit Values

▪ Historical Income Growth Rates and Income Percentages

▪ Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES

The following tables show the accumulation unit values and the number of outstanding units for the variable investment option under the Annuity on the last business day of the periods shown. The unit values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge.

PRUDENTIAL DEFINED INCOME

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.10%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Multi-Sector Fixed Income Portfolio
02/25/2013 to 12/31/2013	$9.99909	$9.57903	0
01/01/2014 to 12/31/2014	$9.57903	$10.53178	16,384
01/01/2015 to 12/31/2015	$10.53178	$10.09622	46,724

*	Denotes the start date of these sub-accounts

PRUDENTIAL DEFINED INCOME

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With Defined Income Benefit – Single and Spousal Designated Lives (1.90%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Multi-Sector Fixed Income Portfolio
02/25/2013 to 12/31/2013	$9.99842	$9.51265	10,227,971
01/01/2014 to 12/31/2014	$9.51265	$10.37423	34,107,708
01/01/2015 to 12/31/2015	$10.37423	$9.86464	60,372,540

*	Denotes the start date of these sub-accounts

A-1

APPENDIX B – DEFINED INCOME BENEFIT SAMPLE CALCULATIONS

The initial Guaranteed Income Amount (GIA) is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. Additional Purchase Payments will increase the GIA by applying the amount of the Purchase Payment to the Income Percentage (based on the attained age of the youngest Designated Life) on the date the Purchase Payment is allocated to your Annuity.

For the applicable Income Percentage rates associated with any additional Purchase Payments made after the Issue Date, please see the rates disclosed in the applicable Rate Sheet Prospectus Supplement, or contact us or your Financial Professional. You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments.

The following examples are purely hypothetical and are for illustrative purposes only. They are intended to provide examples of how we would calculate the Guaranteed Income Amount based on the Income Percentages and Income Growth Rate provided in the prospectus or a Rate Sheet Prospectus Supplement. They also assume that the application was signed, received, and funded within the parameters disclosed in the prospectus or on the Rate Sheet Prospectus Supplement. The hypothetical examples are also designed to show how the Rate Sheet Prospectus Supplement may change from month to month for newly issued Annuities. Please note that once your Annuity is issued, the assigned rates will not change. Please also note, your GIA would be different than the examples shown below depending on the Income Percentage and Income Growth Rate effective at the time you sign your application, your age at the time of the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or spousal version.

Hypothetical Rate Sheet Prospectus Supplement Examples:

Rate Sheet Prospectus Supplement effective between June 1, and June 30

Attained Age	Income Percentage	Income Growth Rate
60	4.50%	5.00% (for all ages)
61	4.60%
62	4.70%
63	4.80%
64	4.90%
65	5.00%

Scenario 1, calculating the GIA based on a single Purchase Payment:

Application Signed Date: June 24

Issue Date: July 5 of the same calendar year in which the application was signed

Purchase Payment Received: $100,000

Age: 62

The Income Percentages and Income Growth Rate are both set based on the rates effective between June 1 and June 30. As a result, the initial Income Percentage will be 4.70% based on the attained age of 62 as of the Issue Date July 5, and the Income Growth Rate assigned to the Annuity will be 5.00%. The initial Guaranteed Income Amount is $4,700, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the applicable Income Percentage (4.70%).

Rate Sheet Prospectus Supplement effective between July 1 and July 31

Attained Age	Income Percentage	Income Growth Rate
60	4.70%	5.50% (for all ages)
61	4.80%
62	4.90%
63	5.00%
64	5.10%
65	5.20%

Scenario 2, calculating the GIA based on a single Purchase Payment, and one additional Purchase Payment:

Application Signed Date: July 15

Issue Date: July 17 of the same calendar year in which the application was signed

Purchase Payments Received:

▪ $100,000 on the Issue Date

B-1

▪  Additional Purchase Payment of $10,000 on November 17 of the same calendar year

Age on the Issue Date: 62

The Income Percentages and Income Growth Rate are both set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 4.90% based on the attained age of 62 as of the Issue Date, and the Income Growth Rate assigned to the annuity will be 5.50%.

The initial Guaranteed Income Amount will be $4,900, which is determined by multiplying Account Value on the Issue Date ($100,000) by the Income Percentage (4.90%).

When the additional Purchase Payment of $10,000 is deposited exactly four months later, the Designated Life is now age 63. The increase to the GIA will continue to be based on the Rate Sheet Prospectus Supplement effective between July 1 and July 31. In this scenario, the current GIA would be increased by $500 since the Income Percentage assigned to the $10,000 additional Purchase Payment was 5% based on the attained age of 63.

To calculate the new GIA for the Annuity after the additional Purchase Payment, we would first take the current GIA of $4,989.21 (the initial $4,900 GIA that has increased by 5.5% Income Growth Rate for four months). We would then add the $500 GIA increase that was applicable to the additional Purchase Payment, resulting in a new total GIA of $5,489.21.

Scenario 3, calculating the GIA based on a single Purchase Payment, where the Designated Life has attained a new age between the date the application was signed and subsequently issued:

Application Signed Date: July 1

Issue Date: July 12 of the same calendar year in which the application was signed

Purchase Payment(s) Received: $100,000

Age: 64 on the application signed date, turning age 65 prior to the Issue Date

The Income Percentage and Income Growth Rate are both set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 5.20% based on the newly attained age of 65 as of the issue date of July 12, and the Income Growth Rate assigned to the annuity will be 5.50%.

The initial Guaranteed Income Amount will be $5,200, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the Income Percentage (5.20%).

Scenario 4, your application was either received or funded beyond the time frames disclosed on your Rate Sheet Prospectus Supplement: The Annuity would not be issued as the application was either not received in Good Order or the Annuity was not funded within the time frames disclosed on your Rate Sheet Prospectus Supplement. As a result, you would need to submit additional paperwork if you still wish to purchase the Annuity. Your Annuity would be eligible to receive the then current rates that are being offered on the Rate Sheet Prospectus Supplement (as of the date you signed the form), which could be higher or lower than the rates on the date you had first signed the Annuity application.

B-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (April 29, 2016)

(print your name)

(address)

(city/state/zip code)

Please see the section of this prospectus

entitled “How To Contact Us” for

where to send your request for

a Statement of Additional Information

PART B
STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential Defined Income Variable Annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $25,000 or more. Subject to certain restrictions, you can make additional purchase payments of not less than $100 at any time during the accumulation phase.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Defined Income Variable Annuity prospectus dated April 29, 2016. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

TABLE OF CONTENTS

PAGE

Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	3
Determination of Accumulation Unit Values	3
Historical Income Growth Rates and Income Percentages	5
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company of New Jersey 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

1

COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2015 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $72,744,013.77, $81,734,930 and $75,673,069 in 2015, 2014, and 2013, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.

In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.

Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2015) received payment with respect to annuity business during 2015 (or as to which a payment amount was accrued during

2

2015). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:

(a) is the net result of:

3

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

4

   HISTORICAL INCOME GROWTH RATES AND INCOME PERCENTAGES

The rates below apply for applications signed between March 15, 2016 and April 14, 2016.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after March 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

The rates below apply for applications signed between February 15, 2016 and March 14, 2016.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after March 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%

5

49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

The rates below apply for applications signed between January 15, 2016 and February 14, 2016.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after February 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

The rates below apply for applications signed between December 15, 2015 and January 14, 2016.

6

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after January 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

The rates below apply for applications signed between November 15, 2015 and December 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after December 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%

7

52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between October 15, 2015 and November 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after November 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between September 15, 2015 and October 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after October 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

8

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between August 15, 2015 and September 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after September 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%

9

62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between July 15, 2015 and August 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after August 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between June 15, 2015 and July 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after July 15, 2015.  Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

10

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between May 15, 2015 and June 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after June 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between April 27, 2015 and May 14, 2015.

11

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after May 15, 2015.  Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

The rates below apply for applications signed between April 15, 2015 and April 26, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after April 27, 2015.   Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%

12

52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2015 AND APRIL 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after APRIL 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2015 AND MARCH 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MARCH 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

13

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2015 AND FEBRUARY 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

14

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 15, 2014 AND JANUARY 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JANUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2014 AND MAY 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MAY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.40%	2.90%	66	5.95%	5.45%
46	3.55%	3.05%	67	6.00%	5.50%
47	3.65%	3.15%	68	6.05%	5.55%
48	3.80%	3.30%	69	6.10%	5.60%
49	3.95%	3.45%	70	6.15%	5.65%
50	4.05%	3.55%	71	6.20%	5.70%
51	4.20%	3.70%	72	6.25%	5.75%
52	4.35%	3.85%	73	6.30%	5.80%
53	4.45%	3.95%	74	6.35%	5.85%

15

54	4.60%	4.10%	75	6.40%	5.90%
55	4.75%	4.25%	76	6.50%	6.00%
56	4.85%	4.35%	77	6.60%	6.10%
57	5.00%	4.50%	78	6.70%	6.20%
58	5.15%	4.65%	79	6.80%	6.30%
59	5.25%	4.75%	80	6.90%	6.40%
60	5.40%	4.90%	81	7.00%	6.50%
61	5.50%	5.00%	82	7.10%	6.60%
62	5.60%	5.10%	83	7.20%	6.70%
63	5.70%	5.20%	84	7.30%	6.80%
64	5.80%	5.30%	85+	7.40%	6.90%
65	5.90%	5.40%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2013 AND FEBRUARY 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.40%	5.90%
53	4.55%	4.05%	74	6.45%	5.95%
54	4.70%	4.20%	75	6.50%	6.00%
55	4.85%	4.35%	76	6.60%	6.10%
56	4.95%	4.45%	77	6.70%	6.20%
57	5.10%	4.60%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.90%	6.40%
59	5.35%	4.90%	80	7.00%	6.50%
60	5.50%	5.00%	81	7.10%	6.60%
61	5.60%	5.10%	82	7.20%	6.70%
62	5.70%	5.20%	83	7.30%	6.80%
63	5.80%	5.30%	84	7.40%	6.90%
64	5.90%	5.40%	85+	7.50%	7.00%
65	6.00%	5.50%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 1, 2013 AND OCTOBER 14, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after October 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

16

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.35%	2.85%	66	5.90%	5.40%
46	3.50%	3.00%	67	5.95%	5.45%
47	3.60%	3.10%	68	6.00%	5.50%
48	3.75%	3.25%	69	6.05%	5.55%
49	3.90%	3.40%	70	6.10%	5.60%
50	4.00%	3.50%	71	6.15%	5.65%
51	4.15%	3.65%	72	6.20%	5.70%
52	4.30%	3.80%	73	6.25%	5.75%
53	4.40%	3.90%	74	6.30%	5.80%
54	4.55%	4.05%	75	6.35%	5.85%
55	4.70%	4.20%	76	6.45%	5.95%
56	4.80%	4.30%	77	6.55%	6.05%
57	4.95%	4.45%	78	6.65%	6.15%
58	5.10%	4.60%	79	6.75%	6.25%
59	5.20%	4.70%	80	6.85%	6.35%
60	5.35%	4.85%	81	6.95%	6.45%
61	5.45%	4.95%	82	7.05%	6.55%
62	5.55%	5.05%	83	7.15%	6.65%
63	5.65%	5.15%	84	7.25%	6.75%
64	5.75%	5.25%	85+	7.35%	6.85%
65	5.85%	5.35%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2013 AND AUGUST 31, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after SEPTEMBER 1, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.15%	2.65%	66	5.70%	5.20%
46	3.30%	2.80%	67	5.75%	5.25%
47	3.40%	2.90%	68	5.80%	5.30%
48	3.55%	3.05%	69	5.85%	5.35%
49	3.70%	3.20%	70	5.90%	5.40%
50	3.80%	3.30%	71	5.95%	5.45%
51	3.95%	3.45%	72	6.00%	5.50%
52	4.10%	3.60%	73	6.05%	5.55%
53	4.20%	3.70%	74	6.10%	5.60%
54	4.35%	3.85%	75	6.15%	5.65%
55	4.50%	4.00%	76	6.25%	5.75%
56	4.60%	4.10%	77	6.35%	5.85%
57	4.75%	4.25%	78	6.45%	5.95%
58	4.90%	4.40%	79	6.55%	6.05%
59	5.00%	4.50%	80	6.65%	6.15%
60	5.15%	4.65%	81	6.75%	6.25%
61	5.25%	4.75%	82	6.85%	6.35%
62	5.35%	4.85%	83	6.95%	6.45%
63	5.45%	4.95%	84	7.05%	6.55%
64	5.55%	5.05%	85+	7.15%	6.65%
65	5.65%	5.15%

17

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 17, 2013 AND JULY 14, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JULY 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.55%	5.05%
46	3.15%	2.65%	67	5.60%	5.10%
47	3.25%	2.75%	68	5.65%	5.15%
48	3.40%	2.90%	69	5.70%	5.20%
49	3.55%	3.05%	70	5.75%	5.25%
50	3.65%	3.15%	71	5.80%	5.30%
51	3.80%	3.30%	72	5.85%	5.35%
52	3.95%	3.45%	73	5.90%	5.40%
53	4.05%	3.55%	74	5.95%	5.45%
54	4.20%	3.70%	75	6.00%	5.50%
55	4.35%	3.85%	76	6.10%	5.60%
56	4.45%	3.95%	77	6.20%	5.70%
57	4.60%	4.10%	78	6.30%	5.80%
58	4.75%	4.25%	79	6.40%	5.90%
59	4.85%	4.35%	80	6.50%	6.00%
60	5.00%	4.50%	81	6.60%	6.10%
61	5.10%	4.60%	82	6.70%	6.20%
62	5.20%	4.70%	83	6.80%	6.30%
63	5.30%	4.80%	84	6.90%	6.40%
64	5.40%	4.90%	85+	7.00%	6.0%
65	5.50%	5.00%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 1, 2013 AND JUNE 16, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JUNE 17, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.10%	4.60%
46	3.10%	2.60%	67	5.20%	4.70%
47	3.20%	2.70%	68	5.30%	4.80%
48	3.30%	2.80%	69	5.40%	4.90%
49	3.40%	2.90%	70	5.50%	5.00%
50	3.50%	3.00%	71	5.60%	5.10%
51	3.60%	3.10%	72	5.70%	5.20%
52	3.70%	3.20%	73	5.80%	5.30%

18

53	3.80%	3.30%	74	5.90%	5.40%
54	3.90%	3.40%	75	600%	5.50%
55	4.00%	3.50%	76	6.10%	5.60%
56	4.10%	3.60%	77	6.20%	5.70%
57	4.20%	3.70%	78	6.30%	5.80%
58	4.30%	3.80%	79	6.40%	5.90%
59	4.40%	3.90%	80	6.50%	6.00%
60	4.50%	4.00%	81	6.60%	6.10%
61	4.60%	4.10%	82	6.70%	6.20%
62	4.70%	4.20%	83	6.80%	6.30%
63	4.80%	4.30%	84	6.90%	6.40%
64	4.90%	4.40%	85+	7.00%	6.00%
65	5.00%	4.50%

19

Separate Account Financial Information

Appendix A

A-1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007
Net Assets	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

NET ASSETS, representing:
Accumulation units	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007
	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Units outstanding	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

Portfolio shares held	916,608	1,561,661	488,510	1,014,445	3,288,677
Portfolio net asset value per share	$10.00	$11.63	$39.47	$24.31	$4.68
Investment in portfolio shares, at cost	$9,166,077	$17,373,681	$13,316,762	$19,642,318	$17,358,800

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$96	$—	$—	$—	$1,067,836

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	142,714	278,121	290,337	403,967	254,049
NET INVESTMENT INCOME (LOSS)	(142,618)	(278,121)	(290,337)	(403,967)	813,787

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET GAIN (LOSS) ON INVESTMENTS	—	(18,177)	525,787	(2,256,480)	(1,414,541)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(142,618)	$(296,298)	$235,450	$(2,660,447)	$(600,754)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509
Net Assets	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

NET ASSETS, representing:
Accumulation units	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509
	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Units outstanding	7,937,652	2,247,081	8,014,327	947,409	1,074,526

Portfolio shares held	457,695	194,626	585,544	149,992	116,258
Portfolio net asset value per share	$48.59	$26.33	$45.54	$26.94	$14.67
Investment in portfolio shares, at cost	$16,253,052	$3,797,487	$13,846,843	$2,518,347	$1,587,105

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$355,934	$—	$—	$—	$17,171

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	344,695	77,877	388,152	62,032	26,005
NET INVESTMENT INCOME (LOSS)	11,239	(77,877)	(388,152)	(62,032)	(8,834)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET GAIN (LOSS) ON INVESTMENTS	(41,273)	139,244	2,947,371	(91,095)	(25,484)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(30,034)	$61,367	$2,559,219	$(153,127)	$(34,318)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149
Net Assets	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

NET ASSETS, representing:
Accumulation units	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149
	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Units outstanding	2,066,355	3,193,282	1,975,668	1,733,994	554,972

Portfolio shares held	229,696	238,640	168,917	178,579	55,103
Portfolio net asset value per share	$26.81	$33.84	$30.84	$28.80	$26.68
Investment in portfolio shares, at cost	$4,705,130	$6,204,013	$4,682,902	$6,002,110	$1,068,374

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$121,609	$101,466	$33,976	$34,734	$11,273

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	93,957	126,763	76,213	82,512	21,815
NET INVESTMENT INCOME (LOSS)	27,652	(25,297)	(42,237)	(47,778)	(10,542)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET GAIN (LOSS) ON INVESTMENTS	(591,528)	(612,575)	277,048	(520,588)	2,284

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(563,876)	$(637,872)	$234,811	$(568,366)	$(8,258)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023
Net Assets	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

NET ASSETS, representing:
Accumulation units	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023
	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Units outstanding	2,092,841	702,338	1,038,390	1,431,191	1,239,717

Portfolio shares held	153,505	242,284	156,845	156,117	205,512
Portfolio net asset value per share	$40.17	$8.85	$17.69	$23.56	$9.62
Investment in portfolio shares, at cost	$3,960,481	$1,633,722	$3,281,220	$2,155,101	$2,274,640

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,924	$49,285	$—	$—	$16,164

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	89,872	32,446	43,556	54,631	29,196
NET INVESTMENT INCOME (LOSS)	(79,948)	16,839	(43,556)	(54,631)	(13,032)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET GAIN (LOSS) ON INVESTMENTS	461,421	(139,484)	(62,837)	238,817	21,193

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$381,473	$(122,645)	$(106,393)	$184,186	$8,161

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266
Net Assets	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

NET ASSETS, representing:
Accumulation units	$781,973	$7,995,901	$467,678	$7,527,060	$2,065,266
	$781,973	$7,995,901	$467,678	$7,527,060	$2,065,266

Units outstanding	692,379	3,127,820	282,943	2,620,771	1,379,199

Portfolio shares held	16,370	427,588	15,466	650,005	336,362
Portfolio net asset value per share	$47.77	$18.70	$30.24	$11.58	$6.14
Investment in portfolio shares, at cost	$529,127	$5,419,412	$385,359	$4,766,497	$2,082,353

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$2,344	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,590	139,338	7,816	130,935	34,224
NET INVESTMENT INCOME (LOSS)	(10,590)	(139,338)	(5,472)	(130,935)	(34,224)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET GAIN (LOSS) ON INVESTMENTS	77,147	(453,959)	21,324	(150,594)	87,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,557	$(593,297)	$15,852	$(281,529)	$53,499

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$48,225,036	$—	$25,075,710	$170,786,459
Net Assets	$—	$48,225,036	$—	$25,075,710	$170,786,459

NET ASSETS, representing:
Accumulation units	$—	$48,225,036	$—	$25,075,710	$170,786,459
	$—	$48,225,036	$—	$25,075,710	$170,786,459

Units outstanding	—	3,144,215	—	1,351,493	13,597,123

Portfolio shares held	—	1,899,371	—	2,413,447	10,401,124
Portfolio net asset value per share	$—	$25.39	$—	$10.39	$16.42
Investment in portfolio shares, at cost	$—	$43,793,287	$—	$19,794,042	$142,578,365

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	9,518	484,557	2,541,669	412,886	2,903,995
NET INVESTMENT INCOME (LOSS)	(9,518)	(484,557)	(2,541,669)	(412,886)	(2,903,995)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,022	1,533,529	29,841,892	2,064,362	3,746,641
Net change in unrealized gain (loss) on investments	153,507	(3,088,698)	(32,763,421)	(1,087,234)	(4,043,089)
NET GAIN (LOSS) ON INVESTMENTS	198,529	(1,555,169)	(2,921,529)	977,128	(296,448)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,011	$(2,039,726)	$(5,463,198)	$564,242	$(3,200,443)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280
Net Assets	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

NET ASSETS, representing:
Accumulation units	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280
	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

Units outstanding	871,428	1,943,600	956,533	588,083	731,067

Portfolio shares held	996,188	2,975,466	1,118,677	513,584	561,951
Portfolio net asset value per share	$12.24	$8.12	$14.42	$19.08	$20.65
Investment in portfolio shares, at cost	$9,882,835	$23,088,513	$12,381,116	$7,599,029	$9,793,145

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	221,403	431,091	322,236	213,700	172,827
NET INVESTMENT INCOME (LOSS)	(221,403)	(431,091)	(322,236)	(213,700)	(172,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	602,329	574,645	2,245,629	1,441,655	1,217,019
Net change in unrealized gain (loss) on investments	(1,432,873)	(1,453,136)	(1,834,111)	(2,255,496)	(1,727,424)
NET GAIN (LOSS) ON INVESTMENTS	(830,544)	(878,491)	411,518	(813,841)	(510,405)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,051,947)	$(1,309,582)	$89,282	$(1,027,541)	$(683,232)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423
Net Assets	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

NET ASSETS, representing:
Accumulation units	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423
	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

Units outstanding	3,314,326	1,714,904	3,762,636	2,625,052	736,739

Portfolio shares held	7,693,198	1,229,905	3,810,207	1,376,701	752,271
Portfolio net asset value per share	$7.30	$20.82	$11.92	$35.52	$17.80
Investment in portfolio shares, at cost	$50,618,129	$20,749,694	$43,864,981	$34,156,221	$9,236,841

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	631,587	468,106	654,281	876,580	253,021
NET INVESTMENT INCOME (LOSS)	(631,587)	(468,106)	(654,281)	(876,580)	(253,021)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,759,980	1,596,753	564,932	4,477,796	1,791,260
Net change in unrealized gain (loss) on investments	(4,045,724)	(3,901,017)	(880,802)	531,152	(707,537)
NET GAIN (LOSS) ON INVESTMENTS	(2,285,744)	(2,304,264)	(315,870)	5,008,948	1,083,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,917,331)	$(2,772,370)	$(970,151)	$4,132,368	$830,702

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$25,865,452	$16,587,548	$—	$17,757,952
Net Assets	$—	$25,865,452	$16,587,548	$—	$17,757,952

NET ASSETS, representing:
Accumulation units	$—	$25,865,452	$16,587,548	$—	$17,757,952
	$—	$25,865,452	$16,587,548	$—	$17,757,952

Units outstanding	—	1,466,274	1,643,939	—	944,800

Portfolio shares held	—	996,742	1,596,492	—	816,082
Portfolio net asset value per share	$—	$25.95	$10.39	$—	$21.76
Investment in portfolio shares, at cost	$—	$19,962,409	$16,793,300	$—	$14,507,608

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	331,796	475,836	273,924	357,290	295,293
NET INVESTMENT INCOME (LOSS)	(331,796)	(475,836)	(273,924)	(357,290)	(295,293)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,934,234	2,201,119	(46,655)	6,100,818	1,406,513
Net change in unrealized gain (loss) on investments	(7,082,101)	(3,815,193)	132,157	(7,887,882)	(882,580)
NET GAIN (LOSS) ON INVESTMENTS	852,133	(1,614,074)	85,502	(1,787,064)	523,933

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$520,337	$(2,089,910)	$(188,422)	$(2,144,354)	$228,640

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408
Net Assets	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

NET ASSETS, representing:
Accumulation units	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408
	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

Units outstanding	2,762,720	75,978,196	1,696,744	1,945,662	1,446,585

Portfolio shares held	1,339,803	44,108,807	1,702,631	926,065	1,375,548
Portfolio net asset value per share	$16.82	$23.60	$15.47	$23.31	$10.33
Investment in portfolio shares, at cost	$27,002,799	$881,962,689	$22,088,880	$20,338,893	$15,036,929

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	462,101	14,065,328	427,140	400,401	228,829
NET INVESTMENT INCOME (LOSS)	(462,101)	(14,065,328)	(427,140)	(400,401)	(228,829)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,224,840)	14,629,977	1,057,529	742,246	(197,623)
Net change in unrealized gain (loss) on investments	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)	(564,478)
NET GAIN (LOSS) ON INVESTMENTS	(5,908,302)	(1,868,403)	(483,914)	(718,565)	(762,101)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,370,403)	$(15,933,731)	$(911,054)	$(1,118,966)	$(990,930)

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377
Net Assets	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

NET ASSETS, representing:
Accumulation units	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377
	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

Units outstanding	10,526,775	41,418,038	26,418,735	51,044,079	36,445,341

Portfolio shares held	9,726,401	38,603,493	24,538,697	46,984,297	32,886,182
Portfolio net asset value per share	$12.57	$15.07	$12.63	$14.77	$13.94
Investment in portfolio shares, at cost	$109,496,032	$458,417,045	$271,246,781	$544,311,652	$391,195,899

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,036,272	9,797,315	6,159,692	11,632,978	7,843,821
NET INVESTMENT INCOME (LOSS)	(2,036,272)	(9,797,315)	(6,159,692)	(11,632,978)	(7,843,821)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,317,504	12,998,340	11,731,395	14,948,930	8,186,266
Net change in unrealized gain (loss) on investments	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)	(7,355,605)
NET GAIN (LOSS) ON INVESTMENTS	(907,695)	2,361,013	(11,540,079)	3,344,922	830,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,943,967)	$(7,436,302)	$(17,699,771)	$(8,288,056)	$(7,013,160)

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
ASSETS
Investment in the portfolios, at fair value	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073
Net Assets	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

NET ASSETS, representing:
Accumulation units	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073
	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

Units outstanding	27,216,350	44,716,807	43,453,261	3,268,974	1,772,786

Portfolio shares held	28,285,398	47,037,425	39,624,481	2,683,577	16,358,073
Portfolio net asset value per share	$12.23	$12.98	$15.06	$24.47	$1.00
Investment in portfolio shares, at cost	$291,428,277	$551,055,171	$478,935,437	$46,229,100	$16,358,073

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,632,914	7,057,596	9,804,204	1,030,495	284,103
NET INVESTMENT INCOME (LOSS)	(5,632,914)	(7,057,596)	(9,804,204)	(1,030,495)	(284,103)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,222,787	9,519,550	11,545,009	4,380,941	—
Net change in unrealized gain (loss) on investments	(3,379,568)	(15,384,479)	(6,964,985)	966,169	—
NET GAIN (LOSS) ON INVESTMENTS	2,843,219	(5,864,929)	4,580,024	5,347,110	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,789,695)	$(12,922,525)	$(5,224,180)	$4,316,615	$(284,103)

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
ASSETS
Investment in the portfolios, at fair value	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177
Net Assets	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177

NET ASSETS, representing:
Accumulation units	$21,630,342	$195,238,704	$10,620,240	$16,885,079	$583,177
	$21,630,342	$195,238,704	$10,620,240	$16,885,079	$583,177

Units outstanding	1,208,519	17,618,287	977,757	1,420,549	51,495

Portfolio shares held	674,894	15,569,275	615,309	1,227,113	120,991
Portfolio net asset value per share	$32.05	$12.54	$17.26	$13.76	$4.82
Investment in portfolio shares, at cost	$17,572,313	$190,271,603	$10,203,321	$14,913,781	$839,818

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,437

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	351,106	3,562,355	177,638	236,625	10,943
NET INVESTMENT INCOME (LOSS)	(351,106)	(3,562,355)	(177,638)	(236,625)	(3,506)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,282,934	2,262,283	308,027	876,782	(40,515)
Net change in unrealized gain (loss) on investments	(1,195,699)	(6,737,583)	(456,150)	(378,035)	(89,647)
NET GAIN (LOSS) ON INVESTMENTS	87,235	(4,475,300)	(148,123)	498,747	(130,162)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(263,871)	$(8,037,655)	$(325,761)	$262,122	$(133,668)

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
ASSETS
Investment in the portfolios, at fair value	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078
Net Assets	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

NET ASSETS, representing:
Accumulation units	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078
	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

Units outstanding	17,267,636	5,180,966	1,389,364	111,160	571,250

Portfolio shares held	31,792,368	5,333,506	1,271,595	125,737	742,150
Portfolio net asset value per share	$6.90	$11.46	$12.44	$10.38	$11.20
Investment in portfolio shares, at cost	$219,646,303	$58,172,874	$15,300,298	$1,281,608	$7,153,060

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,674,083	1,073,192	363,133	24,617	142,662
NET INVESTMENT INCOME (LOSS)	(1,674,083)	(1,073,192)	(363,133)	(24,617)	(142,662)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,178,062	812,030	285,212	8,423	427,637
Net change in unrealized gain (loss) on investments	(981,399)	(139,632)	(119,882)	5,223	(478,388)
NET GAIN (LOSS) ON INVESTMENTS	1,196,663	672,398	165,330	13,646	(50,751)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(477,420)	$(400,794)	$(197,803)	$(10,971)	$(193,413)

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123
Net Assets	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

NET ASSETS, representing:
Accumulation units	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123
	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

Units outstanding	2,518,409	1,529,725	33,211,051	31,704,016	12,955,524

Portfolio shares held	2,838,540	1,541,799	30,566,141	32,177,090	13,024,197
Portfolio net asset value per share	$7.12	$17.03	$14.67	$12.05	$13.23
Investment in portfolio shares, at cost	$24,062,694	$20,740,846	$400,929,842	$341,114,924	$143,209,356

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	411,941	514,620	5,204,786	5,587,111	2,856,566
NET INVESTMENT INCOME (LOSS)	(411,941)	(514,620)	(5,204,786)	(5,587,111)	(2,856,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,297,597)	2,130,514	7,501,745	5,671,629	4,262,921
Net change in unrealized gain (loss) on investments	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)	(6,209,621)
NET GAIN (LOSS) ON INVESTMENTS	(4,602,067)	(1,721,529)	(5,197,805)	(1,296,314)	(1,946,700)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,014,008)	$(2,236,149)	$(10,402,591)	$(6,883,425)	$(4,803,266)

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
ASSETS
Investment in the portfolios, at fair value	$175,524,934	$—	$236,202	$112,671	$324,897
Net Assets	$175,524,934	$—	$236,202	$112,671	$324,897

NET ASSETS, representing:
Accumulation units	$175,524,934	$—	$236,202	$112,671	$324,897
	$175,524,934	$—	$236,202	$112,671	$324,897

Units outstanding	14,933,754	—	11,039	6,527	32,365

Portfolio shares held	14,639,277	—	3,956	1,950	10,497
Portfolio net asset value per share	$11.99	$—	$59.70	$57.77	$30.95
Investment in portfolio shares, at cost	$156,691,875	$—	$145,669	$64,989	$218,439

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,307	$1,070

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,979,752	3,106,733	3,932	1,835	4,508
NET INVESTMENT INCOME (LOSS)	(2,979,752)	(3,106,733)	(3,932)	(528)	(3,438)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	3,791,608	44,765,670	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(5,578,332)	(42,777,177)	(46,833)	(7,435)	(32,980)
NET GAIN (LOSS) ON INVESTMENTS	(1,786,724)	1,988,493	12,390	3,700	(9,065)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,766,476)	$(1,118,240)	$8,458	$3,172	$(12,503)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$357,609	$231,351	$90,942	$17,495	$122,392
Net Assets	$357,609	$231,351	$90,942	$17,495	$122,392

NET ASSETS, representing:
Accumulation units	$357,609	$231,351	$90,942	$17,495	$122,392
	$357,609	$231,351	$90,942	$17,495	$122,392

Units outstanding	16,437	17,409	5,895	1,272	10,007

Portfolio shares held	5,329	3,976	2,200	475	1,955
Portfolio net asset value per share	$67.11	$58.19	$41.33	$36.86	$62.61
Investment in portfolio shares, at cost	$188,429	$193,236	$88,151	$11,857	$90,594

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$262	$—	$33	$841

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,302	4,357	824	328	1,940
NET INVESTMENT INCOME (LOSS)	(5,302)	(4,095)	(824)	(295)	(1,099)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET GAIN (LOSS) ON INVESTMENTS	5,082	(9,541)	(1,192)	(1,534)	435

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(220)	$(13,636)	$(2,016)	$(1,829)	$(664)

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$97,569	$74,870	$78,887	$78,897	$273,988
Net Assets	$97,569	$74,870	$78,887	$78,897	$273,988

NET ASSETS, representing:
Accumulation units	$97,569	$74,870	$78,887	$78,897	$273,988
	$97,569	$74,870	$78,887	$78,897	$273,988

Units outstanding	6,055	4,682	7,136	6,577	17,305

Portfolio shares held	2,926	2,086	9,270	1,991	4,614
Portfolio net asset value per share	$33.35	$35.90	$8.51	$39.63	$59.38
Investment in portfolio shares, at cost	$101,212	$72,942	$71,218	$63,051	$258,570

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$1,531	$2,222	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	994	127	1,288	1,436	2,472
NET INVESTMENT INCOME (LOSS)	(994)	(127)	243	786	(2,472)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET GAIN (LOSS) ON INVESTMENTS	390	295	390	(10,140)	9,510

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(604)	$168	$633	$(9,354)	$7,038

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
ASSETS
Investment in the portfolios, at fair value	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526
Net Assets	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

NET ASSETS, representing:
Accumulation units	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526
	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Units outstanding	12,157	364,923	619,379	1,077,664	1,166,286

Portfolio shares held	3,969	666,479	510,013	868,009	1,065,221
Portfolio net asset value per share	$36.40	$6.65	$17.39	$23.20	$12.09
Investment in portfolio shares, at cost	$130,172	$4,340,234	$7,156,414	$15,123,119	$12,695,087

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$386	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,026	75,097	165,650	302,820	246,993
NET INVESTMENT INCOME (LOSS)	(640)	(75,097)	(165,650)	(302,820)	(246,993)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET GAIN (LOSS) ON INVESTMENTS	(652)	55,016	(504,481)	1,782,413	11,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,292)	$(20,081)	$(670,131)	$1,479,593	$(235,673)

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$14,679,593	$38,660	$323,659	$50,254	$10,940,038
Net Assets	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

NET ASSETS, representing:
Accumulation units	$14,679,593	$38,660	$323,659	$50,254	$10,940,038
	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Units outstanding	1,175,373	2,548	106,250	4,033	924,317

Portfolio shares held	1,028,703	8,021	13,891	5,056	831,942
Portfolio net asset value per share	$14.27	$4.82	$23.30	$9.94	$13.15
Investment in portfolio shares, at cost	$14,262,841	$38,418	$303,818	$37,751	$10,571,491

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$1,825	$—	$318	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	291,839	743	5,669	927	209,663
NET INVESTMENT INCOME (LOSS)	(291,839)	1,082	(5,669)	(609)	(209,663)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET GAIN (LOSS) ON INVESTMENTS	290,118	(612)	5,314	(6,457)	273,888

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,721)	$470	$(355)	$(7,066)	$64,225

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$17,787,651	$129,615,828	$163,020	$14,105,667	$—
Net Assets	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

NET ASSETS, representing:
Accumulation units	$17,787,651	$129,615,828	$163,020	$14,105,667	$—
	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

Units outstanding	1,493,625	12,008,995	9,986	1,336,015	—

Portfolio shares held	1,338,424	11,135,380	6,521	1,262,817	—
Portfolio net asset value per share	$13.29	$11.64	$25.00	$11.17	$—
Investment in portfolio shares, at cost	$17,754,920	$116,873,754	$115,052	$13,822,824	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

INVESTMENT INCOME
Dividend income	$—	$—	$695	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	101,987	2,124,673	2,935	172,746	68,553
NET INVESTMENT INCOME (LOSS)	(101,987)	(2,124,673)	(2,240)	(172,746)	(68,553)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	242,708
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(188,396)
NET GAIN (LOSS) ON INVESTMENTS	(146,850)	(4,212,862)	(5,314)	(62,363)	54,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(248,837)	$(6,337,535)	$(7,554)	$(235,109)	$(14,241)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$982,088	$—	$52,606,891	$326,041	$8,033,468
Net Assets	$982,088	$—	$52,606,891	$326,041	$8,033,468

NET ASSETS, representing:
Accumulation units	$982,088	$—	$52,606,891	$326,041	$8,033,468
	$982,088	$—	$52,606,891	$326,041	$8,033,468

Units outstanding	96,537	—	4,407,532	35,865	571,117

Portfolio shares held	89,281	—	4,132,513	34,575	532,018
Portfolio net asset value per share	$11.00	$—	$12.73	$9.43	$15.10
Investment in portfolio shares, at cost	$881,381	$—	$47,294,797	$340,899	$7,908,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	96,407	3,472,599	841,453	3,001	54,594
NET INVESTMENT INCOME (LOSS)	(96,407)	(3,472,599)	(841,453)	(3,001)	(54,594)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,327,616	52,698,269	1,036,449	(5,375)	39,207
Net change in unrealized gain (loss) on investments	(1,158,683)	(60,968,937)	(1,840,276)	(4,495)	(133,254)
NET GAIN (LOSS) ON INVESTMENTS	168,933	(8,270,668)	(803,827)	(9,870)	(94,047)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$72,526	$(11,743,267)	$(1,645,280)	$(12,871)	$(148,641)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$704,224	$251,250	$5,390,697	$346,302	$596,025,108
Net Assets	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

NET ASSETS, representing:
Accumulation units	$704,224	$251,250	$5,390,697	$346,302	$596,025,108
	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

Units outstanding	71,078	30,820	440,143	44,069	60,419,264

Portfolio shares held	67,069	29,982	415,949	43,836	57,200,106
Portfolio net asset value per share	$10.50	$8.38	$12.96	$7.90	$10.42
Investment in portfolio shares, at cost	$649,057	$288,962	$5,151,099	$402,591	$592,109,009

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	57,591	2,503	89,604	2,846	9,072,352
NET INVESTMENT INCOME (LOSS)	(57,591)	(2,503)	(89,604)	(2,846)	(9,072,352)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	673,881	(6,516)	99,335	(46,585)	11,894
Net change in unrealized gain (loss) on investments	(545,950)	(31,730)	(314,747)	(45,993)	(16,947,970)
NET GAIN (LOSS) ON INVESTMENTS	127,931	(38,246)	(215,412)	(92,578)	(16,936,076)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$70,340	$(40,749)	$(305,016)	$(95,424)	$(26,008,428)

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,170,502	$—	$23,950,261	$355,181	$311,469
Net Assets	$22,170,502	$—	$23,950,261	$355,181	$311,469

NET ASSETS, representing:
Accumulation units	$22,170,502	$—	$23,950,261	$355,181	$311,469
	$22,170,502	$—	$23,950,261	$355,181	$311,469

Units outstanding	2,096,808	—	2,429,137	27,290	23,510

Portfolio shares held	2,010,018	—	2,327,528	26,213	22,538
Portfolio net asset value per share	$11.03	$—	$10.29	$13.55	$13.82
Investment in portfolio shares, at cost	$21,643,975	$—	$23,621,863	$338,367	$305,460

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	310,243	683,623	352,011	3,576	2,679
NET INVESTMENT INCOME (LOSS)	(310,243)	(683,623)	(352,011)	(3,576)	(2,679)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	117,472	(754,609)	272,938	65,898	3,442
Net change in unrealized gain (loss) on investments	(134,031)	(1,480,819)	(296,324)	(22,438)	1,112
NET GAIN (LOSS) ON INVESTMENTS	(16,559)	(2,235,428)	(23,386)	43,460	4,554

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(326,802)	$(2,919,051)	$(375,397)	$39,884	$1,875

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430
Net Assets	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

NET ASSETS, representing:
Accumulation units	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430
	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

Units outstanding	2,805,662	3,680,201	275,567	429,733	540,470

Portfolio shares held	2,688,220	3,572,947	273,004	423,856	531,391
Portfolio net asset value per share	$11.74	$10.83	$10.19	$10.38	$10.59
Investment in portfolio shares, at cost	$31,066,306	$38,261,094	$2,836,444	$4,426,985	$5,712,338

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	484,317	442,785	16,004	18,941	21,447
NET INVESTMENT INCOME (LOSS)	(484,317)	(442,785)	(16,004)	(18,941)	(21,447)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	438,408	(18,637)	(40,847)	(1,026)	331
Net change in unrealized gain (loss) on investments	380,576	5,187	(55,020)	(47,131)	(107,870)
NET GAIN (LOSS) ON INVESTMENTS	818,984	(13,450)	(95,867)	(48,157)	(107,539)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$334,667	$(456,235)	$(111,871)	$(67,098)	$(128,986)

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122
Net Assets	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

NET ASSETS, representing:
Accumulation units	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122
	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

Units outstanding	493,657	183,198	135,064	264,426	17,024

Portfolio shares held	492,053	182,195	133,748	261,762	16,879
Portfolio net asset value per share	$9.60	$9.37	$10.18	$9.91	$9.19
Investment in portfolio shares, at cost	$4,864,411	$1,763,844	$1,405,871	$2,627,926	$158,467

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	20,780	6,410	4,467	14,970	490
NET INVESTMENT INCOME (LOSS)	(20,780)	(6,410)	(4,467)	(14,970)	(490)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,180)	(15,702)	(21,111)	(21,295)	(1,963)
Net change in unrealized gain (loss) on investments	(131,220)	(49,140)	(43,063)	(25,443)	(280)
NET GAIN (LOSS) ON INVESTMENTS	(186,400)	(64,842)	(64,174)	(46,738)	(2,243)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(207,180)	$(71,252)	$(68,641)	$(61,708)	$(2,733)

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$504,697	$184,694	$7,654,459	$3,785,980	$297,916
Net Assets	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

NET ASSETS, representing:
Accumulation units	$504,697	$184,694	$7,654,459	$3,785,980	$297,916
	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

Units outstanding	54,374	19,512	789,289	381,738	29,701

Portfolio shares held	53,863	19,340	775,528	374,109	29,555
Portfolio net asset value per share	$9.37	$9.55	$9.87	$10.12	$10.08
Investment in portfolio shares, at cost	$551,325	$188,420	$7,844,520	$3,727,854	$298,636

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,110	987	59,181	47,740	285
NET INVESTMENT INCOME (LOSS)	(2,110)	(987)	(59,181)	(47,740)	(285)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(32,601)	(909)	(3,743)	43,280	(2)
Net change in unrealized gain (loss) on investments	(45,225)	(2,368)	(189,915)	58,126	(719)
NET GAIN (LOSS) ON INVESTMENTS	(77,826)	(3,277)	(193,658)	101,406	(721)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(79,936)	$(4,264)	$(252,839)	$53,666	$(1,006)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$39,766	$25,643	$194,490	$156,881	$66,215
Net Assets	$39,766	$25,643	$194,490	$156,881	$66,215

NET ASSETS, representing:
Accumulation units	$39,766	$25,643	$194,490	$156,881	$66,215
	$39,766	$25,643	$194,490	$156,881	$66,215

Units outstanding	3,932	2,718	19,250	16,392	7,048

Portfolio shares held	3,922	2,711	19,199	16,393	7,029
Portfolio net asset value per share	$10.14	$9.46	$10.13	$9.57	$9.42
Investment in portfolio shares, at cost	$39,751	$25,812	$194,550	$158,564	$66,905

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	33	12	181	154	69
NET INVESTMENT INCOME (LOSS)	(33)	(12)	(181)	(154)	(69)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	—	(7)	(255)	(82)
Net change in unrealized gain (loss) on investments	15	(169)	(60)	(1,683)	(690)
NET GAIN (LOSS) ON INVESTMENTS	21	(169)	(67)	(1,938)	(772)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12)	$(181)	$(248)	$(2,092)	$(841)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,710	$555,254	$116,193	$382,983	$461,607
Net Assets	$56,710	$555,254	$116,193	$382,983	$461,607

NET ASSETS, representing:
Accumulation units	$56,710	$555,254	$116,193	$382,983	$461,607
	$56,710	$555,254	$116,193	$382,983	$461,607

Units outstanding	6,093	57,395	11,857	39,048	50,008

Portfolio shares held	5,565	57,361	11,942	39,728	50,394
Portfolio net asset value per share	$10.19	$9.68	$9.73	$9.64	$9.16
Investment in portfolio shares, at cost	$56,482	$558,278	$116,323	$388,878	$456,925

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	66	364	67	349	569
NET INVESTMENT INCOME (LOSS)	(66)	(364)	(67)	(349)	(569)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,162	(4)	8	3	28
Net change in unrealized gain (loss) on investments	228	(3,025)	(130)	(5,896)	4,682
NET GAIN (LOSS) ON INVESTMENTS	1,390	(3,029)	(122)	(5,893)	4,710

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,324	$(3,393)	$(189)	$(6,242)	$4,141

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$1,423,902	$534,449
Net Assets	$1,423,902	$534,449

NET ASSETS, representing:
Accumulation units	$1,423,902	$534,449
	$1,423,902	$534,449

Units outstanding	142,843	53,512

Portfolio shares held	109,195	55,498
Portfolio net asset value per share	$13.04	$9.63
Investment in portfolio shares, at cost	$1,513,466	$549,856

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	8/24/2015*	8/24/2015*
	to	to
	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,073	$12,092

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,363	490
NET INVESTMENT INCOME (LOSS)	7,710	11,602

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	71,974	649
Net realized gain (loss) on shares redeemed	(9)	(21)
Net change in unrealized gain (loss) on investments	(89,564)	(15,408)
NET GAIN (LOSS) ON INVESTMENTS	(17,599)	(14,780)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(9,889)	$(3,178)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(142,618)	$(278,121)	$(290,337)	$(403,967)	$813,787
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(142,618)	(296,298)	235,450	(2,660,447)	(600,754)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	81,501	28,000	236,697	253,400	65,717
Annuity payments	(249,753)	(239,672)	(130,371)	(358,901)	(59,963)
Surrenders, withdrawals and death benefits	(3,113,006)	(2,752,624)	(2,504,945)	(3,161,758)	(2,064,252)
Net transfers between other subaccounts
or fixed rate option	1,181,001	(93,352)	(151,170)	70,828	(251,305)
Other charges	(7,561)	(6,407)	(12,570)	(28,749)	(19,349)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,107,818)	(3,064,055)	(2,562,359)	(3,225,180)	(2,329,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,250,436)	(3,360,353)	(2,326,909)	(5,885,627)	(2,929,906)

NET ASSETS
Beginning of period	11,416,513	21,522,476	21,608,417	30,546,778	18,320,913
End of period	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Beginning units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387
Units issued	2,742,390	193,369	207,730	312,402	121,554
Units redeemed	(4,500,743)	(1,398,714)	(1,050,269)	(1,292,157)	(711,832)
Ending units	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$11,239	$(77,877)	$(388,152)	$(62,032)	$(8,834)
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(30,034)	61,367	2,559,219	(153,127)	(34,318)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	54,842	29,782	152,876	20,853	1,704
Annuity payments	(298,742)	(132,059)	(64,899)	(28,661)	(19,316)
Surrenders, withdrawals and death benefits	(2,905,664)	(366,665)	(2,290,199)	(422,336)	(96,242)
Net transfers between other subaccounts
or fixed rate option	(285,717)	4,091	(658,173)	(106,646)	2,445
Other charges	(18,149)	(4,435)	(19,683)	(1,630)	(438)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,453,430)	(469,286)	(2,880,078)	(538,420)	(111,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,483,464)	(407,919)	(320,859)	(691,547)	(146,165)

NET ASSETS
Beginning of period	25,722,856	5,532,424	26,986,546	4,732,319	1,851,674
End of period	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Beginning units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067
Units issued	590,285	70,638	255,673	11,472	17,781
Units redeemed	(1,746,254)	(274,866)	(1,143,062)	(132,801)	(83,322)
Ending units	7,937,652	2,247,081	8,014,327	947,409	1,074,526

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$27,652	$(25,297)	$(42,237)	$(47,778)	$(10,542)
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(563,876)	(637,872)	234,811	(568,366)	(8,258)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,920	11,576	142,242	28,538	20,728
Annuity payments	—	(275,291)	(40,881)	(140,273)	(30,206)
Surrenders, withdrawals and death benefits	(548,793)	(880,256)	(630,231)	(623,411)	(115,945)
Net transfers between other subaccounts
or fixed rate option	(21,085)	375	(154,713)	77,878	(49,750)
Other charges	(1,904)	(3,139)	(1,977)	(2,262)	(590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(543,862)	(1,146,735)	(685,560)	(659,530)	(175,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,107,738)	(1,784,607)	(450,749)	(1,227,896)	(184,021)

NET ASSETS
Beginning of period	7,265,879	9,860,194	5,660,135	6,370,960	1,654,170
End of period	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Beginning units	2,239,553	3,622,597	2,229,832	1,931,339	620,760
Units issued	35,548	50,490	116,470	111,630	22,666
Units redeemed	(208,746)	(479,805)	(370,634)	(308,975)	(88,454)
Ending units	2,066,355	3,193,282	1,975,668	1,733,994	554,972

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(79,948)	$16,839	$(43,556)	$(54,631)	$(13,032)
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	381,473	(122,645)	(106,393)	184,186	8,161

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,819	2,160	734	822	17,236
Annuity payments	(271,649)	(43,008)	(45,000)	(54,912)	—
Surrenders, withdrawals and death benefits	(525,637)	(195,502)	(232,168)	(365,895)	(139,800)
Net transfers between other subaccounts
or fixed rate option	(146,015)	(59,306)	(49,925)	(64,385)	(69,639)
Other charges	(2,403)	(644)	(884)	(969)	(431)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(933,885)	(296,300)	(327,243)	(485,339)	(192,634)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(552,412)	(418,945)	(433,636)	(301,153)	(184,473)

NET ASSETS
Beginning of period	6,718,696	2,563,160	3,208,220	3,979,266	2,161,496
End of period	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Beginning units	2,420,836	795,364	1,152,611	1,622,371	1,357,845
Units issued	25,605	8,570	9,806	13,788	14,146
Units redeemed	(353,600)	(101,596)	(124,027)	(204,968)	(132,274)
Ending units	2,092,841	702,338	1,038,390	1,431,191	1,239,717

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,590)	$(139,338)	$(5,472)	$(130,935)	$(34,224)
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,557	(593,297)	15,852	(281,529)	53,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27	70,923	4,833	61,909	79,387
Annuity payments	—	—	(32,879)	(11,461)	—
Surrenders, withdrawals and death benefits	(21,833)	(987,116)	(24,030)	(675,689)	(227,651)
Net transfers between other subaccounts
or fixed rate option	33,327	(80,109)	36,825	(332,723)	(76,051)
Other charges	(83)	(21,811)	(800)	(19,393)	(4,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,438	(1,018,113)	(16,051)	(977,357)	(228,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,995	(1,611,410)	(199)	(1,258,886)	(174,906)

NET ASSETS
Beginning of period	703,978	9,607,311	467,876	8,785,946	2,240,172
End of period	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

Beginning units	681,423	3,508,242	288,465	2,920,131	1,478,763
Units issued	35,819	103,506	41,397	86,578	116,224
Units redeemed	(24,863)	(483,928)	(46,919)	(385,938)	(215,788)
Ending units	692,379	3,127,820	282,943	2,620,771	1,379,199

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(9,518)	$(484,557)	$(2,541,669)	$(412,886)	$(2,903,995)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,022	1,533,529	29,841,892	2,064,362	3,746,641
Net change in unrealized gain (loss) on investments	153,507	(3,088,698)	(32,763,421)	(1,087,234)	(4,043,089)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	189,011	(2,039,726)	(5,463,198)	564,242	(3,200,443)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	158	2,343,985	4,350,632	2,212,901	7,392,102
Annuity payments	—	(23,418)	(84,675)	—	—
Surrenders, withdrawals and death benefits	(85,946)	(2,322,766)	(4,125,291)	(1,257,121)	(5,363,674)
Net transfers between other subaccounts
or fixed rate option	(2,007,547)	24,083,115	(192,076,752)	(1,145,872)	(7,639,804)
Other charges	(1,109)	(268,720)	(1,522,848)	(213,735)	(1,667,794)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,094,444)	23,812,196	(193,458,934)	(403,827)	(7,279,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,905,433)	21,772,470	(198,922,132)	160,415	(10,479,613)

NET ASSETS
Beginning of period	1,905,433	26,452,566	198,922,132	24,915,295	181,266,072
End of period	$—	$48,225,036	$—	$25,075,710	$170,786,459

Beginning units	1,132,733	1,607,364	15,618,657	1,374,488	14,108,148
Units issued	19,281	2,257,071	1,725,872	712,294	1,438,430
Units redeemed	(1,152,014)	(720,220)	(17,344,529)	(735,289)	(1,949,455)
Ending units	—	3,144,215	—	1,351,493	13,597,123

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(221,403)	$(431,091)	$(322,236)	$(213,700)	$(172,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	602,329	574,645	2,245,629	1,441,655	1,217,019
Net change in unrealized gain (loss) on investments	(1,432,873)	(1,453,136)	(1,834,111)	(2,255,496)	(1,727,424)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,051,947)	(1,309,582)	89,282	(1,027,541)	(683,232)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	202,455	2,791,590	378,704	854,700	865,158
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(533,196)	(1,973,681)	(628,924)	(702,744)	(612,730)
Net transfers between other subaccounts
or fixed rate option	(483,377)	(1,909,694)	(4,176,166)	(2,402,797)	(395,000)
Other charges	(123,010)	(218,632)	(177,508)	(104,300)	(84,820)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(937,128)	(1,310,417)	(4,603,894)	(2,355,141)	(227,392)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,989,075)	(2,619,999)	(4,514,612)	(3,382,682)	(910,624)

NET ASSETS
Beginning of period	14,182,414	26,780,781	20,645,938	13,181,863	12,514,904
End of period	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

Beginning units	934,079	2,029,055	1,213,589	709,402	738,077
Units issued	168,025	539,940	299,981	232,993	341,100
Units redeemed	(230,676)	(625,395)	(557,037)	(354,312)	(348,110)
Ending units	871,428	1,943,600	956,533	588,083	731,067

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(631,587)	$(468,106)	$(654,281)	$(876,580)	$(253,021)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,759,980	1,596,753	564,932	4,477,796	1,791,260
Net change in unrealized gain (loss) on investments	(4,045,724)	(3,901,017)	(880,802)	531,152	(707,537)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,917,331)	(2,772,370)	(970,151)	4,132,368	830,702

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,141,888	935,097	4,157,749	1,030,033	906,437
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,119,534)	(1,174,436)	(3,514,919)	(3,184,670)	(621,223)
Net transfers between other subaccounts
or fixed rate option	25,032,633	(2,977,401)	4,371,160	(8,349,150)	(3,457,022)
Other charges	(333,664)	(273,059)	(412,624)	(483,888)	(133,780)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	24,721,323	(3,489,799)	4,601,366	(10,987,675)	(3,305,588)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,803,992	(6,262,169)	3,631,215	(6,855,307)	(2,474,886)

NET ASSETS
Beginning of period	34,356,351	31,868,797	41,786,452	55,755,723	15,865,309
End of period	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

Beginning units	1,851,797	1,927,711	3,389,988	3,233,775	917,514
Units issued	2,214,267	353,316	1,568,264	478,457	191,798
Units redeemed	(751,738)	(566,123)	(1,195,616)	(1,087,180)	(372,573)
Ending units	3,314,326	1,714,904	3,762,636	2,625,052	736,739

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(331,796)	$(475,836)	$(273,924)	$(357,290)	$(295,293)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,934,234	2,201,119	(46,655)	6,100,818	1,406,513
Net change in unrealized gain (loss) on investments	(7,082,101)	(3,815,193)	132,157	(7,887,882)	(882,580)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	520,337	(2,089,910)	(188,422)	(2,144,354)	228,640

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	948,344	1,700,304	2,403,577	916,104	1,479,393
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(874,422)	(1,179,840)	(1,067,355)	(1,591,294)	(621,665)
Net transfers between other subaccounts
or fixed rate option	(24,872,142)	(2,209,982)	(1,553,393)	(26,303,805)	(2,359,768)
Other charges	(187,676)	(254,511)	(133,232)	(207,031)	(152,402)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,985,896)	(1,944,029)	(350,403)	(27,186,026)	(1,654,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,465,559)	(4,033,939)	(538,825)	(29,330,380)	(1,425,802)

NET ASSETS
Beginning of period	24,465,559	29,899,391	17,126,373	29,330,380	19,183,754
End of period	$—	$25,865,452	$16,587,548	$—	$17,757,952

Beginning units	1,372,581	1,562,753	1,680,911	1,935,274	1,015,750
Units issued	429,522	429,924	546,801	432,396	357,203
Units redeemed	(1,802,103)	(526,403)	(583,773)	(2,367,670)	(428,153)
Ending units	—	1,466,274	1,643,939	—	944,800

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(462,101)	$(14,065,328)	$(427,140)	$(400,401)	$(228,829)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,224,840)	14,629,977	1,057,529	742,246	(197,623)
Net change in unrealized gain (loss) on investments	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)	(564,478)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,370,403)	(15,933,731)	(911,054)	(1,118,966)	(990,930)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,306,612	49,487,727	2,445,675	187,154	1,935,750
Annuity payments	(44,810)	(423,099)	—	—	—
Surrenders, withdrawals and death benefits	(1,452,481)	(23,490,714)	(1,799,225)	(762,696)	(1,461,040)
Net transfers between other subaccounts
or fixed rate option	(430,778)	213,257,730	3,247,457	(520,112)	(1,183,142)
Other charges	(248,019)	(8,854,120)	(242,057)	(224,534)	(142,771)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(869,476)	229,977,524	3,651,850	(1,320,188)	(851,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,239,879)	214,043,793	2,740,796	(2,439,154)	(1,842,133)

NET ASSETS
Beginning of period	29,775,366	826,924,042	23,598,907	24,025,720	16,051,541
End of period	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

Beginning units	2,901,523	58,767,522	1,464,731	2,075,409	1,535,267
Units issued	1,711,868	23,532,392	730,168	672,200	472,572
Units redeemed	(1,850,671)	(6,321,718)	(498,155)	(801,947)	(561,254)
Ending units	2,762,720	75,978,196	1,696,744	1,945,662	1,446,585

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,036,272)	$(9,797,315)	$(6,159,692)	$(11,632,978)	$(7,843,821)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,317,504	12,998,340	11,731,395	14,948,930	8,186,266
Net change in unrealized gain (loss) on investments	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)	(7,355,605)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,943,967)	(7,436,302)	(17,699,771)	(8,288,056)	(7,013,160)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,534,276	36,496,424	6,687,088	33,981,613	19,038,063
Annuity payments	—	(40,001)	(59,312)	(111,939)	(207,442)
Surrenders, withdrawals and death benefits	(5,439,101)	(17,436,162)	(14,484,192)	(25,636,514)	(19,744,743)
Net transfers between other subaccounts
or fixed rate option	(1,979,517)	1,907,428	(37,439,352)	(11,220,370)	(16,081,682)
Other charges	(1,281,531)	(5,150,838)	(2,822,742)	(6,302,265)	(4,335,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,834,127	15,776,851	(48,118,510)	(9,289,475)	(21,331,591)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,840)	8,340,549	(65,818,281)	(17,577,531)	(28,344,751)

NET ASSETS
Beginning of period	122,370,695	573,414,083	375,742,025	711,535,604	486,778,128
End of period	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

Beginning units	10,289,385	40,109,004	30,392,215	51,425,261	37,987,102
Units issued	2,146,182	6,422,650	4,231,788	4,941,505	3,187,399
Units redeemed	(1,908,792)	(5,113,616)	(8,205,268)	(5,322,687)	(4,729,160)
Ending units	10,526,775	41,418,038	26,418,735	51,044,079	36,445,341

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,632,914)	$(7,057,596)	$(9,804,204)	$(1,030,495)	$(284,103)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,222,787	9,519,550	11,545,009	4,380,941	—
Net change in unrealized gain (loss) on investments	(3,379,568)	(15,384,479)	(6,964,985)	966,169	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,789,695)	(12,922,525)	(5,224,180)	4,316,615	(284,103)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	29,847,106	30,911,201	36,317,732	3,672,329	4,602,656
Annuity payments	(41,497)	(22,027)	(25,237)	(25,804)	—
Surrenders, withdrawals and death benefits	(9,705,614)	(11,615,414)	(14,100,489)	(3,295,320)	(54,089,497)
Net transfers between other subaccounts
or fixed rate option	(708,183)	236,403,699	(22,074,579)	4,190,885	49,469,728
Other charges	(3,376,136)	(4,383,251)	(6,121,544)	(529,640)	(100,919)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	16,015,676	251,294,208	(6,004,117)	4,012,450	(118,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,225,981	238,371,683	(11,228,297)	8,329,065	(402,135)

NET ASSETS
Beginning of period	332,704,432	372,174,090	607,972,984	57,338,066	16,760,208
End of period	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

Beginning units	25,768,112	26,711,521	43,576,045	3,052,980	1,792,812
Units issued	4,599,720	23,520,382	4,832,207	1,147,517	8,063,769
Units redeemed	(3,151,482)	(5,515,096)	(4,954,991)	(931,523)	(8,083,795)
Ending units	27,216,350	44,716,807	43,453,261	3,268,974	1,772,786

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(351,106)	$(3,562,355)	$(177,638)	$(236,625)	$(3,506)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,282,934	2,262,283	308,027	876,782	(40,515)
Net change in unrealized gain (loss) on investments	(1,195,699)	(6,737,583)	(456,150)	(378,035)	(89,647)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(263,871)	(8,037,655)	(325,761)	262,122	(133,668)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,385,074	5,605,327	1,031,973	1,615,401	325
Annuity payments	—	(77,968)	—	—	—
Surrenders, withdrawals and death benefits	(1,068,726)	(11,926,377)	(928,059)	(1,125,358)	(33,230)
Net transfers between other subaccounts
or fixed rate option	1,963,023	(19,898,385)	1,987,255	(1,236,894)	85,072
Other charges	(173,746)	(1,889,777)	(90,376)	(163,796)	(980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,105,625	(28,187,180)	2,000,793	(910,647)	51,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,841,754	(36,224,835)	1,675,032	(648,525)	(82,481)

NET ASSETS
Beginning of period	19,788,588	231,463,539	8,945,209	17,533,604	665,658
End of period	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177

Beginning units	1,093,068	20,088,453	788,321	1,493,204	48,439
Units issued	494,552	4,009,459	594,658	561,094	11,776
Units redeemed	(379,101)	(6,479,625)	(405,222)	(633,749)	(8,720)
Ending units	1,208,519	17,618,287	977,757	1,420,549	51,495

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,674,083)	$(1,073,192)	$(363,133)	$(24,617)	$(142,662)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,178,062	812,030	285,212	8,423	427,637
Net change in unrealized gain (loss) on investments	(981,399)	(139,632)	(119,882)	5,223	(478,388)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(477,420)	(400,794)	(197,803)	(10,971)	(193,413)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,406,583	159	31	556,474
Annuity payments	—	(8,800)	—	—	—
Surrenders, withdrawals and death benefits	(4,150,696)	(5,784,319)	(2,798,730)	(27,310)	(536,492)
Net transfers between other subaccounts
or fixed rate option	169,746,150	5,745,066	601,205	212,362	(489,318)
Other charges	(1,153,555)	(576,072)	(2,768)	(371)	(75,572)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	164,441,899	3,782,458	(2,200,134)	184,712	(544,908)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,964,479	3,381,664	(2,397,937)	173,741	(738,321)

NET ASSETS
Beginning of period	55,402,859	57,740,320	18,216,573	1,131,411	9,050,399
End of period	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

Beginning units	4,188,300	4,879,915	1,578,300	95,412	606,111
Units issued	37,831,064	2,192,775	444,526	44,528	207,188
Units redeemed	(24,751,728)	(1,891,724)	(633,462)	(28,780)	(242,049)
Ending units	17,267,636	5,180,966	1,389,364	111,160	571,250

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(411,941)	$(514,620)	$(5,204,786)	$(5,587,111)	$(2,856,566)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,297,597)	2,130,514	7,501,745	5,671,629	4,262,921
Net change in unrealized gain (loss) on investments	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)	(6,209,621)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,014,008)	(2,236,149)	(10,402,591)	(6,883,425)	(4,803,266)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	404,202	1,397,817	19,338,881	24,962,664	12,694,350
Annuity payments	—	—	(1,113)	—	(27,203)
Surrenders, withdrawals and death benefits	(1,121,098)	(1,880,419)	(9,046,685)	(8,603,889)	(5,013,071)
Net transfers between other subaccounts
or fixed rate option	(635,030)	(851,444)	170,280,985	40,011,904	(5,985,718)
Other charges	(246,729)	(275,394)	(3,316,874)	(3,708,254)	(1,822,271)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,598,655)	(1,609,440)	177,255,194	52,662,425	(153,913)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,612,663)	(3,845,589)	166,852,603	45,779,000	(4,957,179)

NET ASSETS
Beginning of period	26,823,071	30,102,425	281,552,688	341,954,930	177,267,302
End of period	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

Beginning units	2,742,367	1,619,382	20,067,331	27,104,020	12,870,017
Units issued	1,466,454	594,659	16,764,594	8,103,624	1,917,307
Units redeemed	(1,690,412)	(684,316)	(3,620,874)	(3,503,628)	(1,831,800)
Ending units	2,518,409	1,529,725	33,211,051	31,704,016	12,955,524

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,979,752)	$(3,106,733)	$(3,932)	$(528)	$(3,438)
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	3,791,608	44,765,670	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(5,578,332)	(42,777,177)	(46,833)	(7,435)	(32,980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,766,476)	(1,118,240)	8,458	3,172	(12,503)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,714,768	19,374,008	—	—	4,243
Annuity payments	—	(27,555)	—	—	—
Surrenders, withdrawals and death benefits	(6,075,577)	(3,859,157)	(1,512)	(1,535)	(1,487)
Net transfers between other subaccounts
or fixed rate option	(11,973,165)	(238,288,745)	(47,261)	(21,618)	14,504
Other charges	(1,950,230)	(1,935,497)	(2,201)	(1,077)	(2,557)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,284,204)	(224,736,946)	(50,974)	(24,230)	14,703

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,050,680)	(225,855,186)	(42,516)	(21,058)	2,200

NET ASSETS
Beginning of period	190,575,614	225,855,186	278,718	133,729	322,697
End of period	$175,524,934	$—	$236,202	$112,671	$324,897

Beginning units	15,715,244	16,377,933	13,436	7,950	32,692
Units issued	2,269,083	2,963,363	837	116	10,215
Units redeemed	(3,050,573)	(19,341,296)	(3,234)	(1,539)	(10,542)
Ending units	14,933,754	—	11,039	6,527	32,365

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,302)	$(4,095)	$(824)	$(295)	$(1,099)
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220)	(13,636)	(2,016)	(1,829)	(664)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,218	—	—	—	199
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,696)	(2,242)	(476)	(473)	(876)
Net transfers between other subaccounts
or fixed rate option	5,706	(34,257)	52,280	(9,915)	(29,831)
Other charges	(2,869)	(1,042)	(527)	(190)	(1,103)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,359	(37,541)	51,277	(10,578)	(31,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,139	(51,177)	49,261	(12,407)	(32,275)

NET ASSETS
Beginning of period	347,470	282,528	41,681	29,902	154,667
End of period	$357,609	$231,351	$90,942	$17,495	$122,392

Beginning units	16,567	20,137	2,670	1,965	12,500
Units issued	11,661	957	3,852	67	1,916
Units redeemed	(11,791)	(3,685)	(627)	(760)	(4,409)
Ending units	16,437	17,409	5,895	1,272	10,007

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(994)	$(127)	$243	$786	$(2,472)
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(604)	168	633	(9,354)	7,038

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,000	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(310)	—	(1,363)	(1,765)	(551)
Net transfers between other subaccounts
or fixed rate option	44,231	59,470	(21,427)	(24,805)	166,020
Other charges	(601)	(63)	(754)	(824)	(1,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	43,320	59,407	(23,544)	(26,394)	164,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,716	59,575	(22,911)	(35,748)	171,038

NET ASSETS
Beginning of period	54,853	15,295	101,798	114,645	102,950
End of period	$97,569	$74,870	$78,887	$78,897	$273,988

Beginning units	3,393	975	9,211	8,812	6,647
Units issued	5,472	6,378	481	6,337	16,047
Units redeemed	(2,810)	(2,671)	(2,556)	(8,572)	(5,389)
Ending units	6,055	4,682	7,136	6,577	17,305

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(640)	$(75,097)	$(165,650)	$(302,820)	$(246,993)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,292)	(20,081)	(670,131)	1,479,593	(235,673)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	209	275,318	2,300,329	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(700)	(24,594)	(268,972)	(1,132,705)	(786,074)
Net transfers between other subaccounts
or fixed rate option	106,931	1,031,373	(1,341,927)	763,191	2,753,548
Other charges	(670)	(489)	(94,307)	(169,420)	(3,464)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	105,561	1,006,499	(1,429,888)	1,761,395	1,964,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	104,269	986,418	(2,100,019)	3,240,988	1,728,337

NET ASSETS
Beginning of period	40,208	3,445,666	10,969,153	16,896,818	11,150,189
End of period	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Beginning units	3,175	282,427	716,697	972,440	990,838
Units issued	9,415	282,542	161,692	489,709	546,485
Units redeemed	(433)	(200,046)	(259,010)	(384,485)	(371,037)
Ending units	12,157	364,923	619,379	1,077,664	1,166,286

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(291,839)	$1,082	$(5,669)	$(609)	$(209,663)
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,721)	470	(355)	(7,066)	64,225

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	25	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(867,653)	(2,652)	—	(4,867)	(846,189)
Net transfers between other subaccounts
or fixed rate option	2,138,957	(723)	(171)	—	2,055,784
Other charges	(3,617)	(27)	(1)	(166)	(2,418)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,267,687	(3,402)	(147)	(5,033)	1,207,177

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,265,966	(2,932)	(502)	(12,099)	1,271,402

NET ASSETS
Beginning of period	13,413,627	41,592	324,161	62,353	9,668,636
End of period	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Beginning units	1,065,565	2,755	106,291	4,413	815,317
Units issued	879,142	33	114	27	790,822
Units redeemed	(769,334)	(240)	(155)	(407)	(681,822)
Ending units	1,175,373	2,548	106,250	4,033	924,317

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

OPERATIONS
Net investment income (loss)	$(101,987)	$(2,124,673)	$(2,240)	$(172,746)	$(68,553)
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	242,708
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(188,396)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(248,837)	(6,337,535)	(7,554)	(235,109)	(14,241)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,670,794	15,191,856	—	5,235,033	320,843
Annuity payments	—	(153,255)	—	—	—
Surrenders, withdrawals and death benefits	(5,257,743)	(3,789,129)	(9,226)	(2,699,717)	(541,315)
Net transfers between other subaccounts
or fixed rate option	148,917	(3,247,666)	478	1,016,640	(4,826,043)
Other charges	(36,792)	(1,232,407)	(34)	(111,942)	(37,989)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,525,176	6,769,399	(8,782)	3,440,014	(5,084,504)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,276,339	431,864	(16,336)	3,204,905	(5,098,745)

NET ASSETS
Beginning of period	5,511,312	129,183,964	179,356	10,900,762	5,098,745
End of period	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

Beginning units	470,626	11,411,274	10,496	1,019,821	497,230
Units issued	1,502,017	2,147,824	62	862,492	191,562
Units redeemed	(479,018)	(1,550,103)	(572)	(546,298)	(688,792)
Ending units	1,493,625	12,008,995	9,986	1,336,015	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(96,407)	$(3,472,599)	$(841,453)	$(3,001)	$(54,594)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,327,616	52,698,269	1,036,449	(5,375)	39,207
Net change in unrealized gain (loss) on investments	(1,158,683)	(60,968,937)	(1,840,276)	(4,495)	(133,254)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	72,526	(11,743,267)	(1,645,280)	(12,871)	(148,641)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,442,166	7,631,833	292,110	1,478,617
Annuity payments	—	(2,734)	(3,875)	—	—
Surrenders, withdrawals and death benefits	(410,154)	(6,307,683)	(1,554,321)	(154,927)	(453,811)
Net transfers between other subaccounts
or fixed rate option	(13,652,412)	(257,601,191)	(1,255,414)	(31,224)	5,358,638
Other charges	(697)	(2,069,371)	(559,540)	(858)	(27,951)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,063,263)	(264,538,813)	4,258,683	105,101	6,355,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,990,737)	(276,282,080)	2,613,403	92,230	6,206,852

NET ASSETS
Beginning of period	14,972,825	276,282,080	49,993,488	233,811	1,826,616
End of period	$982,088	$—	$52,606,891	$326,041	$8,033,468

Beginning units	1,492,799	20,694,303	4,049,840	24,810	126,017
Units issued	16,837	1,996,783	1,186,262	33,934	525,782
Units redeemed	(1,413,099)	(22,691,086)	(828,570)	(22,879)	(80,682)
Ending units	96,537	—	4,407,532	35,865	571,117

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(57,591)	$(2,503)	$(89,604)	$(2,846)	$(9,072,352)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	673,881	(6,516)	99,335	(46,585)	11,894
Net change in unrealized gain (loss) on investments	(545,950)	(31,730)	(314,747)	(45,993)	(16,947,970)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,340	(40,749)	(305,016)	(95,424)	(26,008,428)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	95	186,896	654,230	639,091	288,131,289
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(115,964)	(51,443)	(260,707)	(397,741)	(20,041,297)
Net transfers between other subaccounts
or fixed rate option	(8,717,832)	7,045	(3,630)	54,778	—
Other charges	(810)	(517)	(36,049)	(1,872)	(70,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,834,511)	141,981	353,844	294,256	268,019,770

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,764,171)	101,232	48,828	198,832	242,011,342

NET ASSETS
Beginning of period	9,468,395	150,018	5,341,869	147,470	354,013,766
End of period	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

Beginning units	965,664	15,496	410,974	15,686	34,124,093
Units issued	98,320	32,870	218,579	79,796	30,227,322
Units redeemed	(992,906)	(17,546)	(189,410)	(51,413)	(3,932,151)
Ending units	71,078	30,820	440,143	44,069	60,419,264

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(310,243)	$(683,623)	$(352,011)	$(3,576)	$(2,679)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	117,472	(754,609)	272,938	65,898	3,442
Net change in unrealized gain (loss) on investments	(134,031)	(1,480,819)	(296,324)	(22,438)	1,112
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(326,802)	(2,919,051)	(375,397)	39,884	1,875

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,385,070	13,298,794	6,110,375	275,645	136,463
Annuity payments	—	(3,410)	—	—	—
Surrenders, withdrawals and death benefits	(624,493)	(1,223,047)	(712,595)	(93,886)	(45,535)
Net transfers between other subaccounts
or fixed rate option	199,769	(61,701,132)	(660,577)	(321,941)	49,336
Other charges	(217,880)	(497,685)	(242,595)	(862)	(510)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,742,466	(50,126,480)	4,494,608	(141,044)	139,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,415,664	(53,045,531)	4,119,211	(101,160)	141,629

NET ASSETS
Beginning of period	16,754,838	53,045,531	19,831,050	456,341	169,840
End of period	$22,170,502	$—	$23,950,261	$355,181	$311,469

Beginning units	1,564,876	4,855,700	1,980,227	35,106	13,115
Units issued	911,678	2,240,511	1,639,362	75,934	18,058
Units redeemed	(379,746)	(7,096,211)	(1,190,452)	(83,750)	(7,663)
Ending units	2,096,808	—	2,429,137	27,290	23,510

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(484,317)	$(442,785)	$(16,004)	$(18,941)	$(21,447)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	438,408	(18,637)	(40,847)	(1,026)	331
Net change in unrealized gain (loss) on investments	380,576	5,187	(55,020)	(47,131)	(107,870)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	334,667	(456,235)	(111,871)	(67,098)	(128,986)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,687	20,274,284	4,074,481	4,078,559	6,849,866
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,272,914)	(175,513)	(2,163,526)	(1,184,435)	(2,316,471)
Net transfers between other subaccounts
or fixed rate option	29,245,227	1,346,394	160,103	(59,149)	139,645
Other charges	(7,606)	(338,272)	(14,507)	(16,981)	(17,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,979,394	21,106,893	2,056,551	2,817,994	4,655,829

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,314,061	20,650,658	1,944,680	2,750,896	4,526,843

NET ASSETS
Beginning of period	3,245,647	18,044,360	837,233	1,648,732	1,100,587
End of period	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

Beginning units	287,561	1,715,238	81,722	159,215	104,370
Units issued	4,676,049	2,226,084	417,957	402,467	681,404
Units redeemed	(2,157,948)	(261,121)	(224,112)	(131,949)	(245,304)
Ending units	2,805,662	3,680,201	275,567	429,733	540,470

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(20,780)	$(6,410)	$(4,467)	$(14,970)	$(490)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,180)	(15,702)	(21,111)	(21,295)	(1,963)
Net change in unrealized gain (loss) on investments	(131,220)	(49,140)	(43,063)	(25,443)	(280)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(207,180)	(71,252)	(68,641)	(61,708)	(2,733)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,227,768	2,254,011	1,859,880	3,376,127	152,428
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,225,525)	(931,127)	(709,852)	(2,074,911)	(56,069)
Net transfers between other subaccounts
or fixed rate option	(48,989)	30,292	9,442	137,682	22,093
Other charges	(17,184)	(5,099)	(3,607)	(12,969)	(404)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,936,070	1,348,077	1,155,863	1,425,929	118,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,728,890	1,276,825	1,087,222	1,364,221	115,315

NET ASSETS
Beginning of period	994,822	430,338	274,333	1,229,842	39,807
End of period	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

Beginning units	99,829	44,405	26,658	122,711	4,101
Units issued	645,717	250,704	185,434	368,106	20,127
Units redeemed	(251,889)	(111,911)	(77,028)	(226,391)	(7,204)
Ending units	493,657	183,198	135,064	264,426	17,024

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,110)	$(987)	$(59,181)	$(47,740)	$(285)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(32,601)	(909)	(3,743)	43,280	(2)
Net change in unrealized gain (loss) on investments	(45,225)	(2,368)	(189,915)	58,126	(719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(79,936)	(4,264)	(252,839)	53,666	(1,006)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,005,528	163,187	6,354,150	1,175	299,634
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(494,216)	(69,673)	(1,039)	(285,545)	—
Net transfers between other subaccounts
or fixed rate option	6,837	5,473	1,542,600	4,016,780	(653)
Other charges	(1,558)	(1,047)	(37,210)	(96)	(59)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	516,591	97,940	7,858,501	3,732,314	298,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	436,655	93,676	7,605,662	3,785,980	297,916

NET ASSETS
Beginning of period	68,042	91,018	48,797	—	—
End of period	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

Beginning units	6,537	9,355	4,907	—	—
Units issued	100,708	19,129	807,425	660,525	29,822
Units redeemed	(52,871)	(8,972)	(23,043)	(278,787)	(121)
Ending units	54,374	19,512	789,289	381,738	29,701

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(33)	$(12)	$(181)	$(154)	$(69)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	—	(7)	(255)	(82)
Net change in unrealized gain (loss) on investments	15	(169)	(60)	(1,683)	(690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12)	(181)	(248)	(2,092)	(841)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,726	25,642	156,486	135,543	70,352
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(425)	—	(10,204)	(29,038)	(1,672)
Net transfers between other subaccounts
or fixed rate option	(524)	181	48,504	52,515	(1,600)
Other charges	1	1	(48)	(47)	(24)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,778	25,824	194,738	158,973	67,056

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,766	25,643	194,490	156,881	66,215

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$39,766	$25,643	$194,490	$156,881	$66,215

Beginning units	—	—	—	—	—
Units issued	4,025	2,718	21,573	19,418	7,421
Units redeemed	(93)	—	(2,323)	(3,026)	(373)
Ending units	3,932	2,718	19,250	16,392	7,048

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(66)	$(364)	$(67)	$(349)	$(569)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,162	(4)	8	3	28
Net change in unrealized gain (loss) on investments	228	(3,025)	(130)	(5,896)	4,682
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,324	(3,393)	(189)	(6,242)	4,141

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,704	518,832	101,673	389,895	452,296
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(504)	—	—	(200)
Net transfers between other subaccounts
or fixed rate option	41,699	40,463	14,724	(670)	5,569
Other charges	(17)	(144)	(15)	—	(199)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	55,386	558,647	116,382	389,225	457,466

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,710	555,254	116,193	382,983	461,607

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$56,710	$555,254	$116,193	$382,983	$461,607

Beginning units	—	—	—	—	—
Units issued	12,748	57,471	12,242	39,128	51,190
Units redeemed	(6,655)	(76)	(385)	(80)	(1,182)
Ending units	6,093	57,395	11,857	39,048	50,008

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	8/24/2015*	8/24/2015*
	to	to
	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$7,710	$11,602
Capital gains distributions received	71,974	649
Net realized gain (loss) on shares redeemed	(9)	(21)
Net change in unrealized gain (loss) on investments	(89,564)	(15,408)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,889)	(3,178)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,426,662	539,164
Annuity payments	—	—
Surrenders, withdrawals and death benefits	(478)	(2,180)
Net transfers between other subaccounts
or fixed rate option	8,056	824
Other charges	(449)	(181)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,433,791	537,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,423,902	534,449

NET ASSETS
Beginning of period	—	—
End of period	$1,423,902	$534,449

Beginning units	—	—
Units issued	142,938	53,762
Units redeemed	(95)	(250)
Ending units	142,843	53,512

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(168,407)	$(61,739)	$(314,850)	$(453,883)	$896,657
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	69,665	850,665	930,893	4,303
Net change in unrealized gain (loss) on investments	—	1,219,352	797,472	2,060,846	(627,477)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(168,407)	1,227,278	1,333,287	2,537,856	273,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	266,150	43,358	106,531	80,125	183,116
Annuity payments	(68,410)	(79,853)	(54,015)	(229,038)	(45,871)
Surrenders, withdrawals and death benefits	(3,506,690)	(2,555,978)	(2,345,805)	(2,576,420)	(2,549,199)
Net transfers between other subaccounts
or fixed rate option	697,670	242,340	(346,783)	(542,542)	60,300
Other charges	(8,130)	(7,275)	(13,589)	(31,358)	(21,574)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,619,410)	(2,357,408)	(2,653,661)	(3,299,233)	(2,373,228)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,787,817)	(1,130,130)	(1,320,374)	(761,377)	(2,099,745)

NET ASSETS
Beginning of period	14,204,330	22,652,606	22,928,791	31,308,155	20,420,658
End of period	$11,416,513	$21,522,476	$21,608,417	$30,546,778	$18,320,913

Beginning units	11,766,880	9,448,011	8,359,496	10,703,453	5,209,281
Units issued	2,204,667	288,197	97,053	148,063	181,861
Units redeemed	(4,541,337)	(1,245,374)	(1,042,664)	(1,208,411)	(805,755)
Ending units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$410,582	$(84,065)	$(391,300)	$(67,961)	$(7,458)
Capital gains distributions received	1,126,200	—	—	—	10,747
Net realized gain (loss) on shares redeemed	1,257,261	253,365	1,739,951	332,839	32,846
Net change in unrealized gain (loss) on investments	21,459	(65,087)	847,811	(96,754)	(83,258)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,815,502	104,213	2,196,462	168,124	(47,123)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,754	8,847	36,941	11,035	—
Annuity payments	(186,234)	(129,693)	(81,839)	(38,219)	(5,202)
Surrenders, withdrawals and death benefits	(2,700,687)	(729,790)	(3,288,975)	(526,909)	(130,050)
Net transfers between other subaccounts
or fixed rate option	(328,584)	(33,004)	(413,542)	(253,769)	(4,075)
Other charges	(18,970)	(4,601)	(20,280)	(1,735)	(484)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,154,721)	(888,241)	(3,767,695)	(809,597)	(139,811)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,219)	(784,028)	(1,571,233)	(641,473)	(186,934)

NET ASSETS
Beginning of period	26,062,075	6,316,452	28,557,779	5,373,792	2,038,608
End of period	$25,722,856	$5,532,424	$26,986,546	$4,732,319	$1,851,674

Beginning units	10,276,280	2,833,505	10,176,462	1,262,743	1,222,472
Units issued	362,531	52,003	118,184	28,300	34,892
Units redeemed	(1,545,190)	(434,199)	(1,392,930)	(222,305)	(117,297)
Ending units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$25,248	$(56,269)	$(56,226)	$339,601	$(9,939)
Capital gains distributions received	—	47,629	392,255	536,899	123,932
Net realized gain (loss) on shares redeemed	279,040	488,028	197,601	163,771	132,220
Net change in unrealized gain (loss) on investments	117,710	179,257	52,854	(2,026,972)	(107,670)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	421,998	658,645	586,484	(986,701)	138,543

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,789	18,630	17,176	2,817	801
Annuity payments	—	(49,518)	(6,291)	(95,271)	(20,365)
Surrenders, withdrawals and death benefits	(674,102)	(986,769)	(651,555)	(846,455)	(152,985)
Net transfers between other subaccounts
or fixed rate option	(88,268)	(104,803)	39,291	(87,672)	(135,279)
Other charges	(2,103)	(3,621)	(2,270)	(2,797)	(636)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(761,684)	(1,126,081)	(603,649)	(1,029,378)	(308,464)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,686)	(467,436)	(17,165)	(2,016,079)	(169,921)

NET ASSETS
Beginning of period	7,605,565	10,327,630	5,677,300	8,387,039	1,824,091
End of period	$7,265,879	$9,860,194	$5,660,135	$6,370,960	$1,654,170

Beginning units	2,490,388	4,046,112	2,491,991	2,205,642	743,917
Units issued	23,612	19,930	83,688	61,350	9,538
Units redeemed	(274,447)	(443,445)	(345,847)	(335,653)	(132,695)
Ending units	2,239,553	3,622,597	2,229,832	1,931,339	620,760

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(87,664)	$3,750	$(45,706)	$(58,350)	$(10,564)
Capital gains distributions received	445,227	—	636,756	—	436,178
Net realized gain (loss) on shares redeemed	418,055	99,502	77,401	296,178	54,717
Net change in unrealized gain (loss) on investments	(294,257)	179,191	(478,608)	(5,997)	(381,179)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	481,361	282,443	189,843	231,831	99,152

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,894	185	11	3,621	660
Annuity payments	(37,419)	(3,391)	—	(14,434)	(8,054)
Surrenders, withdrawals and death benefits	(838,627)	(293,052)	(313,357)	(619,956)	(212,901)
Net transfers between other subaccounts
or fixed rate option	(41,971)	(33,155)	(112,097)	(70,661)	(42,559)
Other charges	(2,558)	(709)	(955)	(1,003)	(490)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(916,681)	(330,122)	(426,398)	(702,433)	(263,344)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(435,320)	(47,679)	(236,555)	(470,602)	(164,192)

NET ASSETS
Beginning of period	7,154,016	2,610,839	3,444,775	4,449,868	2,325,688
End of period	$6,718,696	$2,563,160	$3,208,220	$3,979,266	$2,161,496

Beginning units	2,769,025	903,877	1,310,827	1,916,565	1,528,138
Units issued	45,518	10,298	10,160	30,979	12,568
Units redeemed	(393,707)	(118,811)	(168,376)	(325,173)	(182,861)
Ending units	2,420,836	795,364	1,152,611	1,622,371	1,357,845

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(9,319)	$(155,060)	$(6,087)	$(138,719)	$(37,517)
Capital gains distributions received	—	—	32,654	—	—
Net realized gain (loss) on shares redeemed	17,496	518,346	14,046	471,896	(2,613)
Net change in unrealized gain (loss) on investments	69,462	(50,413)	5,969	329,261	(141,985)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	77,639	312,873	46,582	662,438	(182,115)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26	51,536	2,278	50,033	31,588
Annuity payments	—	(139,614)	—	(140,153)	(3,606)
Surrenders, withdrawals and death benefits	(24,246)	(988,350)	(19,424)	(869,216)	(221,148)
Net transfers between other subaccounts
or fixed rate option	(21,852)	(149,956)	(12,380)	(180,522)	44,169
Other charges	(74)	(23,738)	(662)	(19,343)	(4,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(46,146)	(1,250,122)	(30,188)	(1,159,201)	(153,670)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,493	(937,249)	16,394	(496,763)	(335,785)

NET ASSETS
Beginning of period	672,485	10,544,560	451,482	9,282,709	2,575,957
End of period	$703,978	$9,607,311	$467,876	$8,785,946	$2,240,172

Beginning units	730,835	3,976,807	307,824	3,313,145	1,570,179
Units issued	3,245	67,493	2,649	40,855	87,546
Units redeemed	(52,657)	(536,058)	(22,008)	(433,869)	(178,962)
Ending units	681,423	3,508,242	288,465	2,920,131	1,478,763

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(33,026)	$(373,056)	$(3,340,793)	$(381,015)	$(2,877,004)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(7,335)	1,476,777	3,962,920	1,142,152	2,717,403
Net change in unrealized gain (loss) on investments	(118,873)	1,385,666	2,000,082	4,908,656	6,653,390
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,234)	2,489,387	2,622,209	5,669,793	6,493,789

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,676	1,259,887	11,219,470	611,906	10,610,268
Annuity payments	(3,996)	—	(49,222)	—	—
Surrenders, withdrawals and death benefits	(164,428)	(762,563)	(3,800,687)	(601,140)	(4,529,093)
Net transfers between other subaccounts
or fixed rate option	(4,022)	1,812,689	(10,888,338)	(734,532)	(3,221,527)
Other charges	(4,360)	(197,196)	(1,889,584)	(194,746)	(1,568,188)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(157,130)	2,112,817	(5,408,361)	(918,512)	1,291,460

TOTAL INCREASE (DECREASE) IN NET ASSETS	(316,364)	4,602,204	(2,786,152)	4,751,281	7,785,249

NET ASSETS
Beginning of period	2,221,797	21,850,362	201,708,284	20,164,014	173,480,823
End of period	$1,905,433	$26,452,566	$198,922,132	$24,915,295	$181,266,072

Beginning units	1,220,191	1,473,551	15,988,008	1,426,594	13,920,320
Units issued	41,504	506,906	1,713,256	395,178	1,552,621
Units redeemed	(128,962)	(373,093)	(2,082,607)	(447,284)	(1,364,793)
Ending units	1,132,733	1,607,364	15,618,657	1,374,488	14,108,148

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(244,315)	$(453,476)	$(328,084)	$(218,612)	$(210,684)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	766,718	491,402	1,263,627	974,694	708,479
Net change in unrealized gain (loss) on investments	(524,222)	165,656	(274,811)	784,093	(108,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,819)	203,582	660,732	1,540,175	389,217

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	362,364	1,385,196	267,314	269,685	320,701
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(328,430)	(906,992)	(415,249)	(546,290)	(464,018)
Net transfers between other subaccounts
or fixed rate option	(1,253,267)	503,166	592,305	(975,365)	257,470
Other charges	(129,837)	(223,899)	(173,989)	(103,766)	(95,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,349,170)	757,471	270,381	(1,335,736)	18,590

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,350,989)	961,053	931,113	184,439	407,807

NET ASSETS
Beginning of period	15,533,403	25,819,728	19,714,825	12,997,424	12,107,097
End of period	$14,182,414	$26,780,781	$20,645,938	$13,181,863	$12,514,904

Beginning units	1,020,592	1,970,933	1,194,383	796,298	737,739
Units issued	107,052	478,413	380,954	136,879	189,603
Units redeemed	(193,565)	(420,291)	(361,748)	(223,775)	(189,265)
Ending units	934,079	2,029,055	1,213,589	709,402	738,077

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(541,638)	$(458,681)	$(606,190)	$(865,382)	$(251,358)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,426,131	1,308,636	209,859	2,011,355	909,083
Net change in unrealized gain (loss) on investments	2,136,102	2,501,287	2,218,242	3,926,314	393,531
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,020,595	3,351,242	1,821,911	5,072,287	1,051,256

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	907,929	1,035,020	1,189,711	590,364	300,555
Annuity payments	—	(11,437)	—	—	—
Surrenders, withdrawals and death benefits	(1,333,075)	(1,312,295)	(1,280,479)	(1,711,670)	(509,027)
Net transfers between other subaccounts
or fixed rate option	288,753	2,282,789	2,696,084	17,413,328	266,933
Other charges	(274,536)	(264,529)	(370,021)	(458,415)	(129,800)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(410,929)	1,729,548	2,235,295	15,833,607	(71,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,609,666	5,080,790	4,057,206	20,905,894	979,917

NET ASSETS
Beginning of period	31,746,685	26,788,007	37,729,246	34,849,829	14,885,392
End of period	$34,356,351	$31,868,797	$41,786,452	$55,755,723	$15,865,309

Beginning units	1,871,453	1,822,993	3,207,037	2,198,980	919,617
Units issued	385,040	498,322	680,066	1,675,359	216,064
Units redeemed	(404,696)	(393,604)	(497,115)	(640,564)	(218,167)
Ending units	1,851,797	1,927,711	3,389,988	3,233,775	917,514

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(385,913)	$(452,026)	$(289,793)	$(457,693)	$(221,324)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,128,895	1,310,629	(55,871)	1,191,710	583,641
Net change in unrealized gain (loss) on investments	634,724	2,333,779	42,650	904,915	1,467,891
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,377,706	3,192,382	(303,014)	1,638,932	1,830,208

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	524,148	648,674	1,185,999	879,474	355,836
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(622,215)	(630,240)	(600,623)	(851,843)	(279,815)
Net transfers between other subaccounts
or fixed rate option	(488,923)	2,382,847	(1,019,920)	196,760	6,704,116
Other charges	(218,454)	(235,689)	(136,565)	(263,942)	(112,435)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(805,444)	2,165,592	(571,110)	(39,551)	6,667,702

TOTAL INCREASE (DECREASE) IN NET ASSETS	572,262	5,357,974	(874,124)	1,599,381	8,497,910

NET ASSETS
Beginning of period	23,893,297	24,541,417	18,000,497	27,730,999	10,685,844
End of period	$24,465,559	$29,899,391	$17,126,373	$29,330,380	$19,183,754

Beginning units	1,419,936	1,439,394	1,729,316	1,935,981	652,161
Units issued	273,763	424,419	353,617	370,673	609,310
Units redeemed	(321,118)	(301,060)	(402,022)	(371,380)	(245,721)
Ending units	1,372,581	1,562,753	1,680,911	1,935,274	1,015,750

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(530,679)	$(12,726,900)	$(360,400)	$(404,763)	$(247,632)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	934,958	11,069,461	679,852	514,197	(15,434)
Net change in unrealized gain (loss) on investments	(3,370,690)	34,128,716	117,331	(2,123,233)	111,354
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,966,411)	32,471,277	436,783	(2,013,799)	(151,712)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	626,081	75,317,418	605,667	542,756	808,157
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,045,341)	(18,224,316)	(414,701)	(520,910)	(441,698)
Net transfers between other subaccounts
or fixed rate option	1,425,058	(8,009,870)	1,801,322	1,866,033	(339,664)
Other charges	(276,510)	(7,493,899)	(202,747)	(216,752)	(149,352)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	729,288	41,589,333	1,789,541	1,671,127	(122,557)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,237,123)	74,060,610	2,226,324	(342,672)	(274,269)

NET ASSETS
Beginning of period	32,012,489	752,863,432	21,372,583	24,368,392	16,325,810
End of period	$29,775,366	$826,924,042	$23,598,907	$24,025,720	$16,051,541

Beginning units	2,808,837	55,047,148	1,354,256	1,940,967	1,539,635
Units issued	1,053,868	8,088,186	324,203	491,208	319,012
Units redeemed	(961,182)	(4,367,812)	(213,728)	(356,766)	(323,380)
Ending units	2,901,523	58,767,522	1,464,731	2,075,409	1,535,267

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,719,170)	$(8,979,847)	$(6,771,357)	$(11,275,381)	$(7,947,711)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,558,550	8,270,344	8,887,813	12,339,698	7,214,935
Net change in unrealized gain (loss) on investments	4,028,997	27,772,086	5,280,870	31,171,828	19,712,369
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,868,377	27,062,583	7,397,326	32,236,145	18,979,593

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,752,402	47,131,244	13,343,396	49,284,953	29,925,126
Annuity payments	—	—	(29,351)	(171,559)	(8,892)
Surrenders, withdrawals and death benefits	(2,059,912)	(14,158,361)	(13,190,118)	(22,262,501)	(20,414,879)
Net transfers between other subaccounts
or fixed rate option	17,266,240	25,748,899	(20,221,062)	(11,985,393)	(11,351,672)
Other charges	(986,419)	(4,322,493)	(2,913,708)	(5,694,555)	(4,125,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,972,311	54,399,289	(23,010,843)	9,170,945	(5,976,104)

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,840,688	81,461,872	(15,613,517)	41,407,090	13,003,489

NET ASSETS
Beginning of period	78,530,007	491,952,211	391,355,542	670,128,514	473,774,639
End of period	$122,370,695	$573,414,083	$375,742,025	$711,535,604	$486,778,128

Beginning units	6,836,421	35,937,225	32,209,040	50,339,495	38,187,058
Units issued	4,688,624	7,232,653	3,321,054	5,455,484	4,014,342
Units redeemed	(1,235,660)	(3,060,874)	(5,137,879)	(4,369,718)	(4,214,298)
Ending units	10,289,385	40,109,004	30,392,215	51,425,261	37,987,102

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,353,843)	$(5,597,186)	$(9,320,103)	$(957,168)	$(315,276)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,266,720	5,196,985	7,154,400	3,487,534	—
Net change in unrealized gain (loss) on investments	5,068,068	24,233,649	26,828,542	1,113,161	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,980,945	23,833,448	24,662,839	3,643,527	(315,276)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,133,631	34,531,066	62,652,702	1,708,034	3,496,329
Annuity payments	—	(9,302)	(405,801)	—	—
Surrenders, withdrawals and death benefits	(6,943,738)	(6,188,559)	(11,334,860)	(1,498,214)	(34,149,912)
Net transfers between other subaccounts
or fixed rate option	(12,831,795)	14,045,671	(7,276,235)	289,677	30,179,055
Other charges	(3,033,640)	(3,241,793)	(5,433,679)	(477,350)	(111,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,324,458	39,137,083	38,202,127	22,147	(585,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,305,403	62,970,531	62,864,966	3,665,674	(900,940)

NET ASSETS
Beginning of period	324,399,029	309,203,559	545,108,018	53,672,392	17,661,148
End of period	$332,704,432	$372,174,090	$607,972,984	$57,338,066	$16,760,208

Beginning units	25,294,272	23,646,310	40,149,079	3,039,941	1,860,530
Units issued	3,123,290	5,881,842	6,289,624	766,946	5,503,866
Units redeemed	(2,649,450)	(2,816,631)	(2,862,658)	(753,907)	(5,571,584)
Ending units	25,768,112	26,711,521	43,576,045	3,052,980	1,792,812

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(325,580)	$(3,970,272)	$(151,192)	$(270,495)	$(5,049)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,039,086	1,568,157	167,621	322,337	(26,648)
Net change in unrealized gain (loss) on investments	(299,395)	8,504,979	(803,419)	(1,320,081)	(21,895)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	414,111	6,102,864	(786,990)	(1,268,239)	(53,592)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	532,509	2,078,900	330,154	460,927	1,081
Annuity payments	(4,040)	(245,355)	—	—	—
Surrenders, withdrawals and death benefits	(785,091)	(8,804,420)	(287,425)	(503,907)	(90,889)
Net transfers between other subaccounts
or fixed rate option	(58,359)	(8,168,858)	776,292	1,420,503	118,814
Other charges	(154,570)	(2,001,998)	(78,711)	(166,855)	(1,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(469,551)	(17,141,731)	740,310	1,210,688	27,741

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,440)	(11,038,867)	(46,680)	(57,571)	(25,851)

NET ASSETS
Beginning of period	19,844,028	242,502,406	8,991,889	17,591,175	691,509
End of period	$19,788,588	$231,463,539	$8,945,209	$17,533,604	$665,658

Beginning units	1,115,396	21,554,652	729,156	1,395,954	46,761
Units issued	280,214	2,799,623	188,859	328,321	8,863
Units redeemed	(302,542)	(4,265,822)	(129,694)	(231,071)	(7,185)
Ending units	1,093,068	20,088,453	788,321	1,493,204	48,439

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(701,558)	$(937,639)	$(445,245)	$(28,463)	$(141,623)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,162,687	474,291	216,922	(543)	357,106
Net change in unrealized gain (loss) on investments	416,489	3,220,223	334,282	64,656	755,076
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,877,618	2,756,875	105,959	35,650	970,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,487	831,709	6	—	603,554
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,831,947)	(1,479,200)	(1,341,648)	(22,369)	(334,138)
Net transfers between other subaccounts
or fixed rate option	11,069,111	6,026,900	(2,220,483)	(727,624)	(423,733)
Other charges	(456,212)	(481,072)	(3,367)	(427)	(73,886)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,782,439	4,898,337	(3,565,492)	(750,420)	(228,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,660,057	7,655,212	(3,459,533)	(714,770)	742,356

NET ASSETS
Beginning of period	45,742,802	50,085,108	21,676,106	1,846,181	8,308,043
End of period	$55,402,859	$57,740,320	$18,216,573	$1,131,411	$9,050,399

Beginning units	3,597,565	4,455,818	1,882,925	158,569	613,744
Units issued	10,366,956	1,629,214	244,259	20,970	174,450
Units redeemed	(9,776,221)	(1,205,117)	(548,884)	(84,127)	(182,083)
Ending units	4,188,300	4,879,915	1,578,300	95,412	606,111

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(484,275)	$(469,153)	$(4,334,782)	$(5,169,886)	$(2,711,059)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	463,733	1,402,329	3,779,469	3,187,450	2,658,885
Net change in unrealized gain (loss) on investments	(1,798,171)	579,970	11,646,313	13,082,335	7,804,797
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,818,713)	1,513,146	11,091,000	11,099,899	7,752,623

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	255,454	1,152,752	24,420,439	35,101,193	17,036,443
Annuity payments	—	—	—	—	(30,359)
Surrenders, withdrawals and death benefits	(877,426)	(1,178,412)	(4,884,827)	(6,183,508)	(3,062,947)
Net transfers between other subaccounts
or fixed rate option	744,086	809,625	(4,852,582)	(5,357,775)	(4,158,988)
Other charges	(280,174)	(246,657)	(2,619,510)	(3,211,376)	(1,630,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(158,060)	537,308	12,063,520	20,348,534	8,154,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,976,773)	2,050,454	23,154,520	31,448,433	15,906,682

NET ASSETS
Beginning of period	28,799,844	28,051,971	258,398,168	310,506,497	161,360,620
End of period	$26,823,071	$30,102,425	$281,552,688	$341,954,930	$177,267,302

Beginning units	2,763,267	1,579,151	18,973,941	25,217,742	12,110,019
Units issued	1,116,614	359,959	2,647,275	3,740,416	1,898,969
Units redeemed	(1,137,514)	(319,728)	(1,553,885)	(1,854,138)	(1,138,971)
Ending units	2,742,367	1,619,382	20,067,331	27,104,020	12,870,017

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,916,652)	$(3,446,040)	$(4,766)	$(1,243)	$(4,371)
Capital gains distributions received	—	—	333	—	—
Net realized gain (loss) on shares redeemed	2,410,558	2,835,071	67,925	38,956	47,262
Net change in unrealized gain (loss) on investments	4,699,343	8,775,830	(33,409)	(26,069)	(8,716)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,193,249	8,164,861	30,083	11,644	34,175

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,382,518	33,046,650	1,000	999	9
Annuity payments	—	(9,422)	—	—	—
Surrenders, withdrawals and death benefits	(4,239,459)	(3,259,713)	(16,888)	(16,494)	(21,634)
Net transfers between other subaccounts
or fixed rate option	(7,109,933)	1,891,027	(121,258)	(81,917)	(96,319)
Other charges	(1,751,114)	(2,016,131)	(2,482)	(1,293)	(2,778)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,282,012	29,652,411	(139,628)	(98,705)	(120,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,475,261	37,817,272	(109,545)	(87,061)	(86,547)

NET ASSETS
Beginning of period	174,100,353	188,037,914	388,263	220,790	409,244
End of period	$190,575,614	$225,855,186	$278,718	$133,729	$322,697

Beginning units	14,492,570	13,957,675	20,737	14,254	46,130
Units issued	2,884,840	3,927,617	2,082	2,233	1,199
Units redeemed	(1,662,166)	(1,507,359)	(9,383)	(8,537)	(14,637)
Ending units	15,715,244	16,377,933	13,436	7,950	32,692

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,062)	$(4,299)	$(901)	$(508)	$32
Capital gains distributions received	—	—	5,614	—	—
Net realized gain (loss) on shares redeemed	60,750	52,926	12,667	11,361	6,104
Net change in unrealized gain (loss) on investments	15,416	(33,290)	(17,299)	(7,827)	25,347
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,104	15,337	81	3,026	31,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	16,528	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(26,803)	(61,391)	(12,221)	(8,320)	(4,758)
Net transfers between other subaccounts
or fixed rate option	(93,469)	74,931	(52,132)	(18,348)	(14,990)
Other charges	(2,843)	(1,596)	(475)	(304)	(1,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(123,115)	11,944	(48,300)	(26,972)	(20,970)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,011)	27,281	(48,219)	(23,946)	10,513

NET ASSETS
Beginning of period	399,481	255,247	89,900	53,848	144,154
End of period	$347,470	$282,528	$41,681	$29,902	$154,667

Beginning units	23,220	18,665	6,011	3,842	14,357
Units issued	2,809	12,278	3,114	31	982
Units redeemed	(9,462)	(10,806)	(6,455)	(1,908)	(2,839)
Ending units	16,567	20,137	2,670	1,965	12,500

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,147)	$(224)	$3,706	$250	$(619)
Capital gains distributions received	12,406	619	—	—	—
Net realized gain (loss) on shares redeemed	1,318	1,210	10,150	20,066	6,240
Net change in unrealized gain (loss) on investments	(12,779)	(405)	(14,501)	8,422	(1,975)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(202)	1,200	(645)	28,738	3,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,168)	(885)	(15,974)	(16,003)	(13,805)
Net transfers between other subaccounts
or fixed rate option	(29,679)	(333)	(54,730)	(80,541)	65,357
Other charges	(621)	(123)	(1,050)	(1,182)	(356)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,468)	(1,341)	(71,754)	(97,726)	51,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,670)	(141)	(72,399)	(68,988)	54,842

NET ASSETS
Beginning of period	86,523	15,436	174,197	183,633	48,108
End of period	$54,853	$15,295	$101,798	$114,645	$102,950

Beginning units	5,388	1,026	15,616	17,553	3,468
Units issued	439	2,974	4,245	2,703	5,545
Units redeemed	(2,434)	(3,025)	(10,650)	(11,444)	(2,366)
Ending units	3,393	975	9,211	8,812	6,647

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(417)	$(83,316)	$(168,238)	$(247,807)	$(266,442)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,811	61,915	358,341	806,360	171,195
Net change in unrealized gain (loss) on investments	(9,461)	179,486	643,128	628,344	20,683
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,933	158,085	833,231	1,186,897	(74,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	152,181	773,162	1,396
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(11,165)	(371,994)	(169,613)	(199,806)	(499,330)
Net transfers between other subaccounts
or fixed rate option	(25,583)	(806,795)	428,334	1,027,040	(1,620,334)
Other charges	(419)	(496)	(92,317)	(135,132)	(3,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,167)	(1,179,285)	318,585	1,465,264	(2,121,593)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,234)	(1,021,200)	1,151,816	2,652,161	(2,196,157)

NET ASSETS
Beginning of period	73,442	4,466,866	9,817,337	14,244,657	13,346,346
End of period	$40,208	$3,445,666	$10,969,153	$16,896,818	$11,150,189

Beginning units	6,313	380,207	694,120	878,717	1,176,979
Units issued	55	188,733	143,831	324,152	417,100
Units redeemed	(3,193)	(286,513)	(121,254)	(230,429)	(603,241)
Ending units	3,175	282,427	716,697	972,440	990,838

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(250,609)	$627	$(5,435)	$(687)	$(238,109)
Capital gains distributions received	—	1,155	61,110	—	—
Net realized gain (loss) on shares redeemed	213,059	540	2,236	2,074	104,393
Net change in unrealized gain (loss) on investments	561,324	(5,861)	(50,565)	600	1,074,534
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	523,774	(3,539)	7,346	1,987	940,818

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	4,302
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(666,013)	(8,318)	—	(4,773)	(1,118,429)
Net transfers between other subaccounts
or fixed rate option	4,802,940	1,065	(802)	—	(2,766,124)
Other charges	(3,296)	(29)	—	(198)	(3,420)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,133,631	(7,282)	(802)	(4,971)	(3,883,671)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,657,405	(10,821)	6,544	(2,984)	(2,942,853)

NET ASSETS
Beginning of period	8,756,222	52,413	317,617	65,337	12,611,489
End of period	$13,413,627	$41,592	$324,161	$62,353	$9,668,636

Beginning units	732,246	3,230	106,550	4,760	1,150,052
Units issued	904,083	67	272	—	253,515
Units redeemed	(570,764)	(542)	(531)	(347)	(588,250)
Ending units	1,065,565	2,755	106,291	4,413	815,317

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(38,811)	$(1,994,234)	$(2,446)	$(128,765)	$(93,820)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,269	1,645,536	5,379	51,306	73,639
Net change in unrealized gain (loss) on investments	159,423	4,198,572	12,031	460,266	213,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	136,881	3,849,874	14,964	382,807	193,767

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,272,481	15,020,464	—	972,764	106,608
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(23,059)	(4,389,909)	(9,330)	(307,275)	(154,830)
Net transfers between other subaccounts
or fixed rate option	700,951	(1,575,746)	(1,390)	2,250,165	(828,229)
Other charges	(1,194)	(1,060,011)	(42)	(91,794)	(50,472)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,949,179	7,994,798	(10,762)	2,823,860	(926,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,086,060	11,844,672	4,202	3,206,667	(733,156)

NET ASSETS
Beginning of period	425,252	117,339,292	175,154	7,694,095	5,831,901
End of period	$5,511,312	$129,183,964	$179,356	$10,900,762	$5,098,745

Beginning units	35,927	10,679,775	11,158	751,047	588,050
Units issued	479,419	1,777,498	—	441,649	160,228
Units redeemed	(44,720)	(1,045,999)	(662)	(172,875)	(251,048)
Ending units	470,626	11,411,274	10,496	1,019,821	497,230

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(506,229)	$(4,645,370)	$(724,089)	$(1,942)	$(26,531)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	833,343	4,101,636	752,924	(497)	53,992
Net change in unrealized gain (loss) on investments	2,263,054	4,829,715	1,462,200	(2,659)	115,503
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,590,168	4,285,981	1,491,035	(5,098)	142,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,879,340	9,596,453	124,152	113,351
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,679,543)	(6,075,907)	(1,226,221)	(27,493)	(41,561)
Net transfers between other subaccounts
or fixed rate option	(19,945,049)	(3,121,039)	1,100,264	30,910	263,339
Other charges	(6,115)	(2,646,740)	(443,824)	(111)	(13,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,630,707)	(8,964,346)	9,026,672	127,458	321,321

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,040,539)	(4,678,365)	10,517,707	122,360	464,285

NET ASSETS
Beginning of period	34,013,364	280,960,445	39,475,781	111,451	1,362,331
End of period	$14,972,825	$276,282,080	$49,993,488	$233,811	$1,826,616

Beginning units	3,733,052	21,361,537	3,287,594	11,864	101,261
Units issued	374,315	848,888	1,230,951	17,171	62,507
Units redeemed	(2,614,568)	(1,516,122)	(468,705)	(4,225)	(37,751)
Ending units	1,492,799	20,694,303	4,049,840	24,810	126,017

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(149,320)	$(1,408)	$(53,959)	$(470)	$(4,316,992)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	230,527	130	34,260	(1,862)	15,388
Net change in unrealized gain (loss) on investments	869,375	(6,447)	409,081	(10,908)	20,119,763
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	950,582	(7,725)	389,382	(13,240)	15,818,159

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63	75,834	538,104	115,180	247,836,419
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(680,790)	(4,340)	(28,746)	(277)	(6,912,616)
Net transfers between other subaccounts
or fixed rate option	156,598	33,581	2,567,829	32,649	—
Other charges	(3,098)	(56)	(19,600)	(135)	(23,301)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(527,227)	105,019	3,057,587	147,417	240,900,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	423,355	97,294	3,446,969	134,177	256,718,661

NET ASSETS
Beginning of period	9,045,040	52,724	1,894,900	13,293	97,295,105
End of period	$9,468,395	$150,018	$5,341,869	$147,470	$354,013,766

Beginning units	1,035,240	5,217	162,540	1,383	10,227,971
Units issued	781,487	11,646	289,039	16,771	25,443,688
Units redeemed	(851,063)	(1,367)	(40,605)	(2,468)	(1,547,566)
Ending units	965,664	15,496	410,974	15,686	34,124,093

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(202,628)	$(634,374)	$(258,440)	$(3,354)	$(406)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	55,943	176,721	172,383	33,045	738
Net change in unrealized gain (loss) on investments	325,129	231,544	500,699	7,396	4,453
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	178,444	(226,109)	414,642	37,087	4,785

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,365,718	25,697,911	11,263,105	84,621	59,863
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(304,231)	(626,447)	(230,370)	—	(175)
Net transfers between other subaccounts
or fixed rate option	960,144	6,852,215	976,560	(522,442)	101,925
Other charges	(122,395)	(402,097)	(142,685)	(214)	(30)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,899,236	31,521,582	11,866,610	(438,035)	161,583

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,077,680	31,295,473	12,281,252	(400,948)	166,368

NET ASSETS
Beginning of period	7,677,158	21,750,058	7,549,798	857,289	3,472
End of period	$16,754,838	$53,045,531	$19,831,050	$456,341	$169,840

Beginning units	731,026	2,010,639	779,127	73,551	297
Units issued	959,163	3,379,784	2,242,177	59,494	14,455
Units redeemed	(125,313)	(534,723)	(1,041,077)	(97,939)	(1,637)
Ending units	1,564,876	4,855,700	1,980,227	35,106	13,115

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/2/2014*	2/10/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(15,830)	$(119,309)	$(1,607)	$(2,332)	$(2,160)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,163	237	(160)	136	212
Net change in unrealized gain (loss) on investments	112,826	428,738	490	19,773	22,962
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	107,159	309,666	(1,277)	17,577	21,014

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	17,631,838	816,653	1,637,358	1,087,330
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12,375)	(181,472)	(671)	(3,800)	(2,729)
Net transfers between other subaccounts
or fixed rate option	3,150,883	355,376	23,440	(1,390)	(3,744)
Other charges	(20)	(71,048)	(912)	(1,013)	(1,284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,138,488	17,734,694	838,510	1,631,155	1,079,573

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,245,647	18,044,360	837,233	1,648,732	1,100,587

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$3,245,647	$18,044,360	$837,233	$1,648,732	$1,100,587

Beginning units	—	—	—	—	—
Units issued	342,136	1,804,274	82,554	160,044	105,699
Units redeemed	(54,575)	(89,036)	(832)	(829)	(1,329)
Ending units	287,561	1,715,238	81,722	159,215	104,370

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,902)	$(728)	$(324)	$(2,928)	$(62)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(370)	(245)	648	(189)	(45)
Net change in unrealized gain (loss) on investments	(9,478)	(7,541)	(1,253)	(8,420)	(3,065)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,750)	(8,514)	(929)	(11,537)	(3,172)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,008,153	431,044	318,272	1,243,529	43,906
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,895)	(290)	(171)	(1,598)	—
Net transfers between other subaccounts
or fixed rate option	1,312	8,506	(42,728)	1,365	(918)
Other charges	(998)	(408)	(111)	(1,917)	(9)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,006,572	438,852	275,262	1,241,379	42,979

TOTAL INCREASE (DECREASE) IN NET ASSETS	994,822	430,338	274,333	1,229,842	39,807

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$994,822	$430,338	$274,333	$1,229,842	$39,807

Beginning units	—	—	—	—	—
Units issued	100,829	46,020	30,765	129,751	4,405
Units redeemed	(1,000)	(1,615)	(4,107)	(7,040)	(304)
Ending units	99,829	44,405	26,658	122,711	4,101

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	4/28/2014*	4/28/2014*	11/24/2014*
	to	to	to
	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(107)	$(140)	$(13)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(555)	(15)	—
Net change in unrealized gain (loss) on investments	(1,402)	(1,358)	(147)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,064)	(1,513)	(160)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	60,780	92,605	48,957
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	—	—	—
Net transfers between other subaccounts
or fixed rate option	9,378	(19)	—
Other charges	(52)	(55)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,106	92,531	48,957

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,042	91,018	48,797

NET ASSETS
Beginning of period	—	—	—
End of period	$68,042	$91,018	$48,797

Beginning units	—	—	—
Units issued	7,478	9,614	4,907
Units redeemed	(941)	(259)	—
Ending units	6,537	9,355	4,907

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2015

Note 1:	General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Strategic Partners Variable Annuity One	Prudential Premier B, L, X Series
Strategic Partners Variable Annuity One 3	Prudential Premier Bb Series
Strategic Partners Select	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Advisor	Prudential Premier Advisor
Strategic Partners Plus	Prudential Premier Retirement Variable Annuity
Strategic Partners FlexElite	Prudential Defined Income Annuity
Discovery Select and Discovery Choice Variable Annuity Contracts	Prudential Premier Investment Variable Annuity B, C Series

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Money Market Portfolio	MFS Growth Series (Initial Class)	AST Goldman Sachs Large-Cap Value
Prudential Diversified Bond Portfolio	American Century VP Value Fund (Class I)	Portfolio
Prudential Equity Portfolio (Class I)	Franklin Small-Mid Cap Growth VIP	AST Schroders Multi-Asset World
Prudential Value Portfolio (Class I)	Fund (Class 2)	Strategies Portfolio**
Prudential High Yield Bond Portfolio	Prudential Jennison 20/20 Focus	AST Cohen & Steers Realty Portfolio
Prudential Stock Index Portfolio	Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities
Prudential Global Portfolio	Davis Value Portfolio	Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Large Cap Growth Portfolio	AST Herndon Large-Cap Value Portfolio
Prudential Small Capitalization Stock	(Class B) (formerly AllianceBernstein	AST High Yield Portfolio
Portfolio	VPS Large Cap Growth Portfolio	AST Small-Cap Growth Opportunities
T. Rowe Price International Stock	(Class B))	Portfolio
Portfolio	Prudential SP Small Cap Value Portfolio (Class I)	AST Mid-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio	Janus Aspen Janus Portfolio	AST Small-Cap Value Portfolio
(Investor Class)	(Service Shares)	AST Goldman Sachs Mid-Cap Growth
Invesco V.I. Core Equity Fund (Series I)	Prudential SP Prudential U.S. Emerging	Portfolio
Janus Aspen Janus Portfolio	Growth Portfolio (Class I)	AST Large-Cap Value Portfolio
(Institutional Shares)	Prudential SP International Growth	AST Lord Abbett Core Fixed Income
Janus Aspen Overseas Portfolio	Portfolio (Class I)	Portfolio
(Institutional Shares)	Prudential SP International Value	AST Loomis Sayles Large-Cap Growth
MFS Research Series (Initial Class)	Portfolio**	Portfolio

A88

Note 1:	General (Continued)

AST MFS Growth Portfolio	ProFund VP Consumer Services	AST BlackRock iShares ETF Portfolio
AST Neuberger Berman Mid-Cap	ProFund VP Consumer Goods Portfolio	AST Franklin Templeton Founding
Growth Portfolio**	ProFund VP Financials	Funds Plus Portfolio**
AST Neuberger Berman / LSV Mid-Cap	ProFund VP Health Care	AST Defensive Asset Allocation Portfolio
Value Portfolio	ProFund VP Industrials	AST AQR Large-Cap Portfolio
AST BlackRock Low Duration Bond	ProFund VP Mid-Cap Growth	AST QMA Large-Cap Portfolio
Portfolio (formerly AST PIMCO	ProFund VP Mid-Cap Value	AST Bond Portfolio 2025
Limited Bond Portfolio)	ProFund VP Real Estate	AST T. Rowe Price Growth
AST T. Rowe Price Equity Income	ProFund VP Small-Cap Growth	Opportunities Portfolio
Portfolio**	ProFund VP Small-Cap Value	AST Goldman Sachs Global Growth
AST QMA US Equity Alpha Portfolio	ProFund VP Telecommunications	Allocation Portfolio
AST T. Rowe Price Natural Resources	ProFund VP Utilities	AST T. Rowe Price Diversified Real
Portfolio	ProFund VP Large-Cap Growth	Growth Portfolio
AST T. Rowe Price Asset Allocation	ProFund VP Large-Cap Value	AST Prudential Flexible Multi-Strategy
Portfolio	AST Bond Portfolio 2020	Portfolio
AST MFS Global Equity Portfolio	AST Boston Partners Large-Cap Value	AST BlackRock Multi-Asset Income
AST J.P. Morgan International Equity	Portfolio	Portfolio
Portfolio	AST Jennison Large-Cap Growth	AST Franklin Templeton K2 Global
AST Templeton Global Bond Portfolio	Portfolio	Absolute Return Portfolio
AST Wellington Management Hedged	AST Bond Portfolio 2017	AST Managed Equity Portfolio
Equity Portfolio	AST Bond Portfolio 2021	AST Managed Fixed-Income Portfolio
AST Capital Growth Asset Allocation	Wells Fargo VT International Equity	AST FQ Absolute Return Currency
Portfolio	Portfolio (Class 1) (formerly Wells	Portfolio
AST Academic Strategies Asset	Fargo Advantage VT International	AST Jennison Global Infrastructure
Allocation Portfolio	Equity Fund (Class 1))	Portfolio
AST Balanced Asset Allocation Portfolio	Wells Fargo VT Omega Growth	AST Goldman Sachs Strategic Income
AST Preservation Asset Allocation	Portfolio (Class 1) (formerly Wells	Portfolio
Portfolio	Fargo Advantage VT Omega Growth	AST Legg Mason Diversified Growth
AST FI Pyramis Quantitative Portfolio	Fund (Class 1))	Portfolio
AST Prudential Growth Allocation	Wells Fargo VT Small Cap	AST Bond Portfolio 2026
Portfolio	Value Portfolio (Class 1) (formerly	AST AB Global Bond Portfolio
AST Advanced Strategies Portfolio	Wells Fargo Advantage VT Small Cap	AST Goldman Sachs Global Income
AST T. Rowe Price Large-Cap Growth	Value Fund (Class 1))	Portfolio
Portfolio	AST Bond Portfolio 2022	AST Morgan Stanley Multi-Asset
AST Money Market Portfolio	AST Quantitative Modeling Portfolio	Portfolio
AST Small-Cap Growth Portfolio	AST BlackRock Global Strategies	AST Wellington Management Global
AST BlackRock/Loomis Sayles Bond	Portfolio	Bond Portfolio
Portfolio (formerly AST PIMCO Total	Wells Fargo VT Opportunity Portfolio	AST Neuberger Berman Long/Short
Return Bond Portfolio)	(Class 1) (formerly Wells Fargo	Portfolio
AST International Value Portfolio	Advantage VT Opportunity Fund	AST Wellington Management Real Total
AST International Growth Portfolio	(Class 1))	Return Portfolio
NVIT Developing Markets Fund (Class II)	AST Prudential Core Bond Portfolio	AST QMA International Core Equity
AST Investment Grade Bond Portfolio	AST Neuberger Berman Core Bond	Portfolio
AST Western Asset Core Plus Bond	Portfolio**	AST Managed Alternatives Portfolio
Portfolio	AST Bond Portfolio 2023	AST Emerging Managers Diversified
AST Bond Portfolio 2018	AST Franklin Templeton Founding	Portfolio
AST Bond Portfolio 2019	Funds Allocation Portfolio**	AST Columbia Adaptive Risk Allocation
AST Global Real Estate Portfolio	AST New Discovery Asset Allocation	Portfolio
AST Parametric Emerging Markets	Portfolio	AST IVY Asset Strategy Portfolio
Equity Portfolio	AST Western Asset Emerging Markets	Blackrock Global Allocation V.I. Fund
AST Goldman Sachs Small-Cap Value	Debt Portfolio	(Class 3)
Portfolio	AST MFS Large-Cap Value Portfolio	JP Morgan Insurance Trust Income
AST Schroders Global Tactical Portfolio	AST Bond Portfolio 2024	Builder Portfolio (Class 2)
AST RCM World Trends Portfolio	AST AQR Emerging Markets Equity	AST Bond Portfolio 2016*
AST J.P. Morgan Global Thematic	Portfolio	Wells Fargo VT Small Cap Growth
Portfolio	AST ClearBridge Dividend Growth	Portfolio (Class 1) (formerly Wells
AST Goldman Sachs Multi-Asset	Portfolio	Fargo Advantage VT Small Cap
Portfolio	AST QMA Emerging Markets Equity	Fund (Class 1))*
AST FI Pyramis Asset Allocation	Portfolio
Portfolio**	AST Multi-Sector Fixed Income Portfolio
_________

*	Subaccount available for investment, but had no assets as of December 31, 2015, and had no activity during 2015.

A89

Note 1:	General (Continued)

**	Subaccount was no longer available for investment at December 31, 2015.

The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfers occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	238,952	104,666
Net asset value per share	$8.27	$18.88
Net assets before merger	$1,976,089	$10,403,031
Net assets after merger	$—	$12,379,120

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio

Shares	481,432	436,482
Net asset value per share	$10.93	$12.06
Net assets before merger	$5,263,974	$41,271,911
Net assets after merger	$—	$46,535,885

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

Shares	705,459	3,460,961
Net asset value per share	$36.30	$7.40
Net assets before merger	$25,611,110	$30,927,431
Net assets after merger	$—	$56,538,541

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio

Shares	2,199,526	1,062,418
Net asset value per share	$12.44	$25.75
Net assets before merger	$27,357,268	$25,162,850
Net assets after merger	$—	$52,520,118

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST FI Pyramis Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio

Shares	17,324,774	9,788,898
Net asset value per share	$13.45	$23.81
Net assets before merger	$233,073,651	$822,341,251
Net assets after merger	$—	$1,055,414,902

A90

Note 1:	General (Continued)

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio

Shares	18,153,128	18,738,923
Net asset value per share	$13.55	$13.13
Net assets before merger	$246,042,056	$375,675,228
Net assets after merger	$—	$621,717,284

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio

Shares	5,029,225	4,484,482
Net asset value per share	$10.85	$12.17
Net assets before merger	$54,576,146	$337,657,537
Net assets after merger	$—	$392,233,683

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio

Shares	11,118,035	12,019,906
Net asset value per share	$16.05	$14.85
Net assets before merger	$178,495,597	$281,001,819
Net assets after merger	$—	$459,497,416

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are

A91

Note 2:	Significant Accounting Policies (Continued)

reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$3,069,758	$5,320,290
Prudential Diversified Bond Portfolio	81,151	3,423,327
Prudential Equity Portfolio (Class I)	285,902	3,138,598
Prudential Value Portfolio (Class I)	381,535	4,010,682
Prudential High Yield Bond Portfolio	420,481	3,003,682
Prudential Stock Index Portfolio	1,341,309	5,139,434
Prudential Global Portfolio	125,716	672,879
Prudential Jennison Portfolio (Class I)	614,239	3,882,469

A92

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Small Capitalization Stock Portfolio	$14,845	$615,297
T. Rowe Price International Stock Portfolio	15,105	152,957
T. Rowe Price Equity Income Portfolio (Investor Class)	39,954	677,773
Invesco V.I. Core Equity Fund (Series I)	18,646	1,292,144
Janus Aspen Janus Portfolio (Institutional Shares)	141,144	902,917
Janus Aspen Overseas Portfolio (Institutional Shares)	137,519	879,561
MFS Research Series (Initial Class)	31,352	228,930
MFS Growth Series (Initial Class)	14,196	1,037,953
American Century VP Value Fund (Class I)	10,682	339,428
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	8,975	379,774
Prudential Jennison 20/20 Focus Portfolio (Class I)	24,930	564,900
Davis Value Portfolio	18,177	240,007
AB VPS Large Cap Growth Portfolio (Class B)	38,480	37,632
Prudential SP Small Cap Value Portfolio (Class I)	133,151	1,290,602
Janus Aspen Janus Portfolio (Service Shares)	59,576	83,443
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	128,745	1,237,037
Prudential SP International Growth Portfolio (Class I)	110,269	372,898
Prudential SP International Value Portfolio	26,021	2,129,983
AST Goldman Sachs Large-Cap Value Portfolio	33,216,057	9,888,418
AST Schroders Multi-Asset World Strategies Portfolio	12,067,259	208,067,862
AST Cohen & Steers Realty Portfolio	9,900,860	10,717,573
AST J.P. Morgan Strategic Opportunities Portfolio	10,907,151	21,090,316
AST Herndon Large-Cap Value Portfolio	1,648,897	2,807,428
AST High Yield Portfolio	5,043,580	6,785,088
AST Small-Cap Growth Opportunities Portfolio	3,597,462	8,523,592
AST Mid-Cap Value Portfolio	3,056,273	5,625,114
AST Small-Cap Value Portfolio	4,822,175	5,222,394
AST Goldman Sachs Mid-Cap Growth Portfolio	34,191,729	10,101,993
AST Large-Cap Value Portfolio	4,337,671	8,295,576
AST Lord Abbett Core Fixed Income Portfolio	15,979,331	12,032,246
AST Loomis Sayles Large-Cap Growth Portfolio	4,575,524	16,439,779
AST MFS Growth Portfolio	2,652,246	6,210,855
AST Neuberger Berman Mid-Cap Growth Portfolio	6,302,084	31,619,776
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	5,586,062	8,005,927
AST BlackRock Low Duration Bond Portfolio	4,373,799	4,998,126
AST T. Rowe Price Equity Income Portfolio	4,656,496	32,199,812
AST QMA US Equity Alpha Portfolio	5,477,941	7,427,676
AST T. Rowe Price Natural Resources Portfolio	11,042,501	12,374,078
AST T. Rowe Price Asset Allocation Portfolio	288,600,779	72,688,583
AST MFS Global Equity Portfolio	9,426,339	6,201,629
AST J.P. Morgan International Equity Portfolio	5,579,688	7,300,277
AST Templeton Global Bond Portfolio	3,587,238	4,667,270
AST Wellington Management Hedged Equity Portfolio	18,587,901	17,790,046
AST Capital Growth Asset Allocation Portfolio	62,837,882	56,858,346
AST Academic Strategies Asset Allocation Portfolio	29,760,709	84,038,911

A93

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Balanced Asset Allocation Portfolio	$44,172,234	$65,094,687
AST Preservation Asset Allocation Portfolio	23,185,634	52,361,046
AST FI Pyramis Quantitative Portfolio	44,334,395	33,951,633
AST Prudential Growth Allocation Portfolio	302,592,722	58,356,110
AST Advanced Strategies Portfolio	38,729,569	54,537,890
AST T. Rowe Price Large-Cap Growth Portfolio	17,845,306	14,863,351
AST Money Market Portfolio	36,843,716	37,245,851
AST Small-Cap Growth Portfolio	7,301,311	5,546,792
AST BlackRock/Loomis Sayles Bond Portfolio	23,212,898	54,962,433
AST International Value Portfolio	5,768,642	3,945,487
AST International Growth Portfolio	5,691,509	6,838,781
NVIT Developing Markets Fund (Class II)	160,829	120,585
AST Investment Grade Bond Portfolio	379,099,853	216,332,037
AST Western Asset Core Plus Bond Portfolio	19,247,807	16,538,541
AST Bond Portfolio 2018	3,734,041	6,297,308
AST Bond Portfolio 2019	424,039	263,944
AST Global Real Estate Portfolio	2,234,951	2,922,521
AST Parametric Emerging Markets Equity Portfolio	8,719,266	10,729,862
AST Goldman Sachs Small-Cap Value Portfolio	8,178,253	10,302,313
AST Schroders Global Tactical Portfolio	212,276,212	40,225,804
AST RCM World Trends Portfolio	83,001,283	35,925,969
AST J.P. Morgan Global Thematic Portfolio	18,483,387	21,493,866
AST Goldman Sachs Multi-Asset Portfolio	15,953,381	29,217,337
AST FI Pyramis Asset Allocation Portfolio	30,252,344	258,096,023
ProFund VP Consumer Services	15,230	70,136
ProFund VP Consumer Goods Portfolio	922	26,987
ProFund VP Financials	136,731	126,536
ProFund VP Health Care	268,295	263,238
ProFund VP Industrials	10,171	52,069
ProFund VP Mid-Cap Growth	60,625	10,172
ProFund VP Mid-Cap Value	889	11,795
ProFund VP Real Estate	26,226	59,777
ProFund VP Small-Cap Growth	61,707	19,381
ProFund VP Small-Cap Value	69,969	10,689
ProFund VP Telecommunications	4,559	29,391
ProFund VP Utilities	100,385	128,215
ProFund VP Large-Cap Growth	232,364	70,836
ProFund VP Large-Cap Value	109,385	4,850
AST Bond Portfolio 2020	2,656,727	1,725,325
AST Boston Partners Large-Cap Value Portfolio	1,427,361	3,022,899
AST Jennison Large-Cap Growth Portfolio	7,313,404	5,854,829
AST Bond Portfolio 2017	4,703,193	2,986,176
AST Bond Portfolio 2021	8,709,720	7,733,872
Wells Fargo VT International Equity Portfolio (Class 1)	514	4,659
Wells Fargo VT Omega Growth Portfolio (Class 1)	324	6,140

A94

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Wells Fargo VT Small Cap Value Portfolio (Class 1)	$—	$5,960
AST Bond Portfolio 2022	7,862,533	6,865,019
AST Quantitative Modeling Portfolio	16,939,729	4,516,540
AST BlackRock Global Strategies Portfolio	18,414,073	13,769,347
Wells Fargo VT Opportunity Fund (Class 1)	988	12,705
AST Prudential Core Bond Portfolio	7,560,592	4,293,324
AST Neuberger Berman Core Bond Portfolio	1,768,434	6,921,491
AST Bond Portfolio 2023	87,384	14,247,054
AST Franklin Templeton Founding Funds Allocation Portfolio	13,354,155	281,365,567
AST New Discovery Asset Allocation Portfolio	11,311,270	7,894,040
AST Western Asset Emerging Markets Debt Portfolio	276,326	174,226
AST MFS Large-Cap Value Portfolio	7,291,876	990,977
AST Bond Portfolio 2024	612,504	9,504,606
AST AQR Emerging Markets Equity Portfolio	289,840	150,362
AST ClearBridge Dividend Growth Portfolio	2,422,271	2,158,031
AST QMA Emerging Markets Equity Portfolio	693,657	402,247
AST Multi-Sector Fixed Income Portfolio	263,665,705	4,718,287
AST BlackRock iShares ETF Portfolio	8,178,918	2,746,695
AST Franklin Templeton Founding Funds Plus Portfolio	17,951,607	68,761,710
AST Defensive Asset Allocation Portfolio	13,843,913	9,701,316
AST AQR Large-Cap Portfolio	942,923	1,087,543
AST QMA Large-Cap Portfolio	241,016	103,941
AST Bond Portfolio 2025	46,267,269	18,772,192
AST T. Rowe Price Growth Opportunities Portfolio	21,978,714	1,314,606
AST Goldman Sachs Global Growth Allocation Portfolio	4,185,608	2,145,061
AST T. Rowe Price Diversified Real Growth Portfolio	4,159,535	1,360,482
AST Prudential Flexible Multi-Strategy Portfolio	6,726,187	2,091,805
AST BlackRock Multi-Asset Income Portfolio	6,137,525	2,222,235
AST Franklin Templeton K2 Global Absolute Return Portfolio	2,114,013	772,346
AST Managed Equity Portfolio	1,857,837	706,441
AST Managed Fixed Income Portfolio	3,527,645	2,116,686
AST FQ Absolute Return Currency Portfolio	178,158	60,600
AST Jennison Global Infrastructure Portfolio	842,428	327,947
AST Goldman Sachs Strategic Income Portfolio	168,444	71,491
AST Legg Mason Diversified Growth Portfolio	7,960,491	161,171
AST Bond Portfolio 2026	5,886,867	2,202,293
AST AB Global Bond Portfolio	300,134	1,497
AST Goldman Sachs Global Income Portfolio	40,726	981
AST Morgan Stanley Multi-Asset Portfolio	25,823	11
AST Wellington Management Global Bond Portfolio	215,582	21,025
AST Neuberger Berman Long/Short Portfolio	168,677	9,858
AST Wellington Management Real Total Return Portfolio	70,590	3,603
AST QMA International Core Equity Portfolio	118,258	62,938
AST Managed Alternatives Portfolio	559,043	760
AST Emerging Managers Diversified Portfolio	120,082	3,767
AST Columbia Adaptive Risk Allocation Portfolio	390,001	1,125
AST IVY Asset Strategy Portfolio	457,882	985

A95

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Blackrock Global Allocation V.I. Fund (Class 3)	$1,434,187	$1,759
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	538,796	1,659

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey

A96

Note 7:	Financial Highlights (Continued)

and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	7,672	$0.93884	to	$9.82644	$9,166	0.00%	(2)	1.00%	to	1.80%	-1.85%	to	-0.99%
December 31, 2014	9,430	$0.95653	to	$9.92485	$11,417	0.00%	(2)	1.00%	to	1.80%	-1.82%	to	-0.99%
December 31, 2013	11,767	$0.97424	to	$10.02367	$14,204	0.00%	(2)	1.00%	to	1.80%	-1.79%	to	-0.99%
December 31, 2012	12,369	$0.99202	to	$10.12341	$15,400	0.01%		1.00%	to	1.80%	-1.80%	to	-0.98%
December 31, 2011	15,082	$1.01024	to	$10.22387	$18,883	0.02%		1.00%	to	1.80%	-1.77%	to	-0.96%

	Prudential Diversified Bond Portfolio
December 31, 2015	7,285	$2.04513	to	$2.49504	$18,162	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	8,491	$2.08421	to	$2.53667	$21,522	1.12%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	9,448	$1.97826	to	$2.40199	$22,653	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	10,433	$2.02539	to	$2.45301	$25,550	4.37%		1.35%	to	1.65%	8.88%	to	9.20%
December 31, 2011	11,805	$1.86014	to	$2.24741	$26,479	4.28%		1.35%	to	1.65%	5.78%	to	6.08%

	Prudential Equity Portfolio (Class I)
December 31, 2015	6,571	$1.80347	to	$3.10651	$19,282	0.00%		1.35%	to	1.80%	0.55%	to	0.99%
December 31, 2014	7,414	$1.79101	to	$3.07736	$21,608	0.00%		1.35%	to	1.80%	5.81%	to	6.27%
December 31, 2013	8,359	$1.69020	to	$2.89713	$22,929	0.00%		1.35%	to	1.80%	31.17%	to	31.75%
December 31, 2012	9,808	$1.28661	to	$2.19998	$20,375	0.59%		1.35%	to	1.80%	11.67%	to	12.17%
December 31, 2011	11,025	$1.15047	to	$1.96226	$20,353	0.68%		1.35%	to	1.80%	-5.17%	to	-4.75%

	Prudential Value Portfolio (Class I)
December 31, 2015	8,663	$1.84190	to	$3.66437	$24,661	0.00%		1.35%	to	1.80%	-9.82%	to	-9.42%
December 31, 2014	9,643	$2.04256	to	$4.04747	$30,547	0.00%		1.35%	to	1.80%	8.16%	to	8.63%
December 31, 2013	10,703	$1.88848	to	$3.72763	$31,308	0.00%		1.35%	to	1.80%	30.74%	to	31.32%
December 31, 2012	12,843	$1.44440	to	$2.83999	$28,402	0.98%		1.35%	to	1.80%	12.59%	to	13.09%
December 31, 2011	14,821	$1.28292	to	$2.51241	$28,787	1.02%		1.35%	to	1.80%	-7.24%	to	-6.83%

	Prudential High Yield Bond Portfolio
December 31, 2015	3,995	$2.00427	to	$14.05181	$15,391	6.19%		1.35%	to	1.80%	-4.17%	to	-3.74%
December 31, 2014	4,585	$2.08850	to	$14.60641	$18,321	6.01%		1.35%	to	1.80%	0.90%	to	1.35%
December 31, 2013	5,209	$2.06706	to	$14.41969	$20,421	6.34%		1.35%	to	1.80%	5.36%	to	5.81%
December 31, 2012	5,737	$1.95903	to	$13.63244	$21,224	6.93%		1.35%	to	1.80%	12.40%	to	12.90%
December 31, 2011	6,482	$1.74036	to	$12.08103	$21,605	7.44%		1.35%	to	2.10%	2.94%	to	3.69%

	Prudential Stock Index Portfolio
December 31, 2015	7,938	$1.43413	to	$3.26182	$22,239	1.49%		1.35%	to	1.75%	-0.56%	to	-0.16%
December 31, 2014	9,094	$1.44010	to	$3.26890	$25,723	3.04%		1.35%	to	1.75%	11.36%	to	11.80%
December 31, 2013	10,276	$1.29125	to	$2.92538	$26,062	0.00%		1.35%	to	1.75%	29.62%	to	30.14%
December 31, 2012	12,164	$0.99473	to	$2.24908	$23,537	1.70%		1.35%	to	1.75%	13.69%	to	14.14%
December 31, 2011	14,344	$0.87367	to	$1.97156	$24,118	1.61%		1.35%	to	1.75%	0.20%	to	0.60%

	Prudential Global Portfolio
December 31, 2015	2,247	$1.19377	to	$2.59035	$5,125	0.00%		1.35%	to	1.80%	0.56%	to	1.01%
December 31, 2014	2,451	$1.18476	to	$2.56578	$5,532	0.00%		1.35%	to	1.80%	1.42%	to	1.88%
December 31, 2013	2,834	$1.16583	to	$2.51978	$6,316	0.00%		1.35%	to	1.80%	25.04%	to	25.59%
December 31, 2012	3,127	$0.93051	to	$2.00744	$5,575	1.61%		1.35%	to	1.80%	15.44%	to	15.95%
December 31, 2011	3,495	$0.80450	to	$1.73216	$5,368	1.57%		1.35%	to	1.80%	-8.62%	to	-8.21%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	8,014	$1.33623	to	$3.87018	$26,666	0.00%		1.35%	to	1.80%	9.51%	to	10.00%
December 31, 2014	8,902	$1.21774	to	$3.52028	$26,987	0.00%		1.35%	to	1.80%	8.05%	to	8.53%
December 31, 2013	10,176	$1.12499	to	$3.24547	$28,558	0.00%		1.35%	to	1.80%	35.22%	to	35.83%
December 31, 2012	11,491	$0.83026	to	$2.39067	$23,688	0.16%		1.35%	to	1.80%	14.12%	to	14.63%
December 31, 2011	13,279	$0.72609	to	$2.08665	$23,576	0.30%		1.35%	to	1.80%	-1.46%	to	-1.03%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2015	947	$3.48609	to	$4.29366	$4,041	0.00%	1.35%	to	1.40%	-3.64%	to	-3.58%
December 31, 2014	1,069	$3.61570	to	$4.45564	$4,732	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	1,263	$3.33520	to	$4.28706	$5,374	0.00%	1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	1,448	$2.40521	to	$3.08419	$4,435	0.61%	1.35%	to	1.65%	14.14%	to	14.48%
December 31, 2011	1,672	$2.10724	to	$2.69556	$4,476	0.81%	1.35%	to	1.65%	-1.07%	to	-0.78%

	T. Rowe Price International Stock Portfolio
December 31, 2015	1,075	$1.20718	to	$1.58722	$1,706	0.92%	1.35%	to	1.40%	-2.28%	to	-2.23%
December 31, 2014	1,140	$1.23469	to	$1.62418	$1,852	1.02%	1.35%	to	1.40%	-2.60%	to	-2.56%
December 31, 2013	1,222	$1.26707	to	$1.66761	$2,039	0.86%	1.35%	to	1.40%	12.48%	to	12.54%
December 31, 2012	1,240	$1.08327	to	$1.48263	$1,838	1.28%	1.35%	to	1.65%	16.51%	to	16.86%
December 31, 2011	1,305	$0.92976	to	$1.26936	$1,655	1.44%	1.35%	to	1.65%	-14.25%	to	-14.00%

	T. Rowe Price Equity Income Portfolio (Investor Class)
December 31, 2015	2,066	$2.00922	to	$2.99816	$6,158	1.80%	1.35%	to	1.40%	-8.14%	to	-8.10%
December 31, 2014	2,240	$2.18622	to	$3.26392	$7,266	1.74%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	2,490	$1.97830	to	$3.08233	$7,606	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	2,698	$1.55020	to	$2.40943	$6,445	2.14%	1.35%	to	1.65%	15.24%	to	15.58%
December 31, 2011	3,092	$1.34518	to	$2.08566	$6,387	1.73%	1.35%	to	1.65%	-2.32%	to	-2.03%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2015	3,193	$1.31740	to	$2.53351	$8,076	1.12%	1.40%	to	1.65%	-7.29%	to	-7.07%
December 31, 2014	3,623	$1.42106	to	$2.72627	$9,860	0.84%	1.40%	to	1.65%	6.39%	to	6.65%
December 31, 2013	4,046	$1.33567	to	$2.55624	$10,328	1.39%	1.40%	to	1.65%	27.15%	to	27.46%
December 31, 2012	4,531	$1.05048	to	$2.00552	$9,075	0.96%	1.35%	to	1.65%	12.02%	to	12.36%
December 31, 2011	5,089	$0.93773	to	$1.78573	$9,075	0.95%	1.35%	to	1.65%	-1.68%	to	-1.40%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	1,976	$1.25910	to	$2.64571	$5,209	0.62%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	2,230	$1.21494	to	$2.54666	$5,660	0.36%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	2,492	$1.09299	to	$2.28537	$5,677	0.77%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	2,873	$0.85244	to	$1.77801	$5,085	0.55%	1.35%	to	1.65%	16.66%	to	17.01%
December 31, 2011	3,289	$0.73068	to	$1.52032	$4,977	0.58%	1.35%	to	1.65%	-6.83%	to	-6.57%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2015	1,734	$1.65372	to	$3.01418	$5,143	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	1,931	$1.83897	to	$3.34371	$6,371	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	2,206	$2.12113	to	$3.84746	$8,387	3.15%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	2,538	$1.88205	to	$3.40535	$8,556	0.69%	1.35%	to	1.65%	11.62%	to	11.96%
December 31, 2011	2,904	$1.68615	to	$3.04341	$8,735	0.46%	1.35%	to	1.65%	-33.27%	to	-33.07%

	MFS Research Series (Initial Class)
December 31, 2015	555	$2.64905	to	$2.64905	$1,470	0.72%	1.40%	to	1.40%	-0.59%	to	-0.59%
December 31, 2014	621	$2.66475	to	$2.66475	$1,654	0.81%	1.40%	to	1.40%	8.68%	to	8.68%
December 31, 2013	744	$2.45201	to	$2.45201	$1,824	0.32%	1.40%	to	1.40%	30.46%	to	30.46%
December 31, 2012	852	$1.87950	to	$1.87950	$1,601	0.79%	1.40%	to	1.40%	15.65%	to	15.65%
December 31, 2011	990	$1.62522	to	$1.62522	$1,609	0.86%	1.40%	to	1.40%	-1.82%	to	-1.82%

	MFS Growth Series (Initial Class)
December 31, 2015	2,093	$1.56429	to	$2.94835	$6,166	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	2,421	$1.47837	to	$2.77955	$6,719	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	2,769	$1.37938	to	$2.58719	$7,154	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	3,081	$1.02455	to	$1.91698	$5,898	0.00%	1.35%	to	1.65%	15.47%	to	15.81%
December 31, 2011	3,507	$0.88728	to	$1.65595	$5,790	0.19%	1.35%	to	1.65%	-1.95%	to	-1.65%

	American Century VP Value Fund (Class I)
December 31, 2015	702	$2.51211	to	$3.07494	$2,144	2.11%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	795	$2.65685	to	$3.24394	$2,563	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	904	$2.38831	to	$2.90895	$2,611	1.63%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	1,041	$1.84301	to	$2.23925	$2,318	1.91%	1.35%	to	1.65%	12.71%	to	13.05%
December 31, 2011	1,221	$1.63512	to	$1.98177	$2,408	2.02%	1.35%	to	1.65%	-0.62%	to	-0.33%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2015	1,038	$1.53866	to	$2.69077	$2,775	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	1,153	$1.60675	to	$2.80296	$3,208	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	1,311	$1.51967	to	$2.64465	$3,445	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	1,402	$1.11808	to	$1.94109	$2,703	0.00%	1.35%	to	1.65%	9.04%	to	9.37%
December 31, 2011	1,511	$1.02535	to	$1.77574	$2,657	0.00%	1.35%	to	1.65%	-6.37%	to	-6.09%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2015	1,431	$2.40178	to	$2.57551	$3,678	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	1,622	$2.29737	to	$2.45756	$3,979	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	1,917	$2.17940	to	$2.32560	$4,450	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	2,215	$1.70567	to	$1.81563	$4,016	0.00%	1.35%	to	1.65%	9.23%	to	9.55%
December 31, 2011	2,433	$1.56151	to	$1.65810	$4,027	0.08%	1.35%	to	1.65%	-5.72%	to	-5.44%

	Davis Value Portfolio
December 31, 2015	1,240	$1.59450	to	$1.60704	$1,977	0.77%	1.35%	to	1.40%	0.19%	to	0.24%
December 31, 2014	1,358	$1.59142	to	$1.60314	$2,161	0.91%	1.35%	to	1.40%	4.59%	to	4.64%
December 31, 2013	1,528	$1.52155	to	$1.53200	$2,326	0.81%	1.35%	to	1.40%	31.59%	to	31.65%
December 31, 2012	1,843	$1.12101	to	$1.16370	$2,131	1.62%	1.35%	to	1.65%	11.23%	to	11.57%
December 31, 2011	2,104	$1.00779	to	$1.04304	$2,181	0.81%	1.35%	to	1.65%	-5.73%	to	-5.45%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2015	692	$1.12940	to	$1.12940	$782	0.00%	1.40%	to	1.40%	9.32%	to	9.32%
December 31, 2014	681	$1.03310	to	$1.03310	$704	0.00%	1.40%	to	1.40%	12.27%	to	12.27%
December 31, 2013	731	$0.92016	to	$0.92016	$672	0.00%	1.40%	to	1.40%	35.09%	to	35.09%
December 31, 2012	671	$0.66012	to	$0.68115	$457	0.03%	1.40%	to	1.65%	14.23%	to	14.52%
December 31, 2011	785	$0.57787	to	$0.59481	$467	0.09%	1.40%	to	1.65%	-4.83%	to	-4.61%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	3,128	$2.02511	to	$2.69201	$7,996	0.00%	1.35%	to	1.80%	-7.04%	to	-6.62%
December 31, 2014	3,508	$2.17843	to	$2.88444	$9,607	0.00%	1.35%	to	1.80%	3.09%	to	3.54%
December 31, 2013	3,977	$2.11323	to	$2.78722	$10,545	0.00%	1.35%	to	1.80%	35.02%	to	35.61%
December 31, 2012	4,682	$1.56511	to	$12.71248	$9,189	0.46%	1.35%	to	2.35%	13.39%	to	14.51%
December 31, 2011	5,636	$1.37284	to	$1.79660	$9,694	0.66%	1.35%	to	1.80%	-4.49%	to	-4.06%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2015	283	$1.05203	to	$2.34486	$468	0.47%	1.40%	to	1.75%	3.27%	to	3.63%
December 31, 2014	288	$1.01723	to	$2.26282	$468	0.22%	1.40%	to	1.75%	10.79%	to	11.18%
December 31, 2013	308	$0.91682	to	$2.03533	$451	0.65%	1.40%	to	1.75%	27.76%	to	28.20%
December 31, 2012	354	$0.71657	to	$1.58757	$389	0.42%	1.40%	to	1.75%	16.24%	to	16.65%
December 31, 2011	428	$0.61555	to	$1.36100	$423	0.40%	1.40%	to	1.75%	-7.16%	to	-6.84%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	2,621	$1.70944	to	$3.78454	$7,527	0.00%	1.35%	to	1.80%	-4.09%	to	-3.66%
December 31, 2014	2,920	$1.77880	to	$3.93032	$8,786	0.00%	1.35%	to	1.80%	7.58%	to	8.05%
December 31, 2013	3,313	$1.65032	to	$3.63925	$9,283	0.00%	1.35%	to	1.80%	26.20%	to	26.76%
December 31, 2012	3,842	$1.30516	to	$2.87251	$8,479	0.41%	1.35%	to	1.80%	14.81%	to	15.32%
December 31, 2011	4,764	$1.13467	to	$2.49218	$9,168	0.59%	1.35%	to	1.80%	0.42%	to	0.86%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	1,379	$0.85393	to	$2.10438	$2,065	0.00%	1.35%	to	1.80%	1.54%	to	1.98%
December 31, 2014	1,479	$0.83939	to	$2.06435	$2,240	0.00%	1.35%	to	1.80%	-7.38%	to	-6.97%
December 31, 2013	1,570	$0.90445	to	$2.22017	$2,576	0.00%	1.35%	to	1.80%	16.78%	to	17.29%
December 31, 2012	1,851	$0.77310	to	$1.89389	$2,642	0.65%	1.35%	to	1.80%	20.23%	to	20.77%
December 31, 2011	2,217	$0.64172	to	$1.56912	$2,650	1.29%	1.35%	to	1.80%	-16.42%	to	-16.04%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$1.29307	to	$2.20497	$—	0.00%	1.40%	to	1.75%	10.11%	to	10.23%
December 31, 2014	1,133	$1.17382	to	$2.00041	$1,905	0.00%	1.40%	to	1.75%	-7.65%	to	-7.33%
December 31, 2013	1,220	$1.26933	to	$2.15874	$2,222	0.00%	1.40%	to	1.75%	18.03%	to	18.43%
December 31, 2012	1,533	$1.07395	to	$1.82277	$2,374	2.70%	1.40%	to	1.75%	14.91%	to	15.31%
December 31, 2011	1,944	$0.93318	to	$1.58079	$2,638	2.42%	1.40%	to	1.75%	-14.59%	to	-14.29%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2015	3,144	$10.18207	to	$20.01155	$48,225	0.00%	0.55%	to	2.85%	-7.34%	to	6.09%
December 31, 2014	1,607	$10.96235	to	$21.39027	$26,453	0.00%	0.55%	to	2.45%	9.77%	to	12.51%
December 31, 2013	1,474	$12.05440	to	$19.27594	$21,850	0.00%	0.85%	to	2.45%	25.90%	to	32.41%
December 31, 2012	1,313	$9.11684	to	$14.71569	$14,804	1.02%	0.85%	to	2.45%	16.73%	to	18.65%
December 31, 2011	907	$7.84754	to	$12.53734	$8,531	1.07%	0.85%	to	2.45%	-15.50%	to	-6.59%

	AST Schroders Multi-Asset World Strategies Portfolio (expired October 16, 2015)
December 31, 2015	—	$10.93123	to	$15.46319	$—	0.00%	0.55%	to	2.85%	-3.68%	to	-1.87%
December 31, 2014	15,619	$11.22055	to	$15.93171	$198,922	0.00%	0.55%	to	2.85%	0.10%	to	2.47%
December 31, 2013	15,988	$11.05013	to	$15.76382	$201,708	0.00%	0.55%	to	2.85%	11.14%	to	13.77%
December 31, 2012	14,549	$10.68267	to	$14.04822	$163,822	1.95%	0.55%	to	2.85%	7.97%	to	10.53%
December 31, 2011	10,204	$9.73713	to	$12.88722	$105,294	1.58%	0.55%	to	2.85%	-6.13%	to	-3.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2015	1,351	$10.50966	to	$28.97784	$25,076	0.00%	0.55%	to	2.85%	1.86%	to	10.36%
December 31, 2014	1,374	$11.64573	to	$28.17786	$24,915	0.00%	0.55%	to	2.85%	15.51%	to	30.19%
December 31, 2013	1,427	$9.68396	to	$21.94358	$20,164	0.00%	0.55%	to	2.85%	-1.36%	to	2.57%
December 31, 2012	1,351	$10.07765	to	$21.69183	$18,830	1.30%	0.55%	to	2.85%	12.06%	to	14.71%
December 31, 2011	780	$9.38275	to	$19.17281	$9,555	0.73%	0.85%	to	2.85%	-6.17%	to	5.38%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2015	13,597	$11.00591	to	$14.68376	$170,786	0.00%	0.55%	to	2.85%	-3.03%	to	-0.73%
December 31, 2014	14,108	$11.18827	to	$14.91662	$181,266	0.00%	0.55%	to	2.85%	2.44%	to	4.87%
December 31, 2013	13,920	$10.76626	to	$14.34386	$173,481	0.00%	0.55%	to	2.85%	7.87%	to	10.42%
December 31, 2012	12,551	$11.00927	to	$13.12718	$144,462	1.46%	0.55%	to	2.85%	7.56%	to	10.11%
December 31, 2011	8,024	$10.15261	to	$12.08786	$85,179	0.89%	0.55%	to	2.85%	-2.62%	to	-0.32%

	AST Herndon Large-Cap Value Portfolio
December 31, 2015	871	$9.27899	to	$18.53439	$12,193	0.00%	0.55%	to	2.70%	-8.60%	to	-6.58%
December 31, 2014	934	$12.23327	to	$20.11564	$14,182	0.00%	0.55%	to	2.70%	-1.18%	to	1.00%
December 31, 2013	1,021	$12.16608	to	$20.19327	$15,533	0.00%	0.55%	to	2.85%	25.84%	to	33.89%
December 31, 2012	1,194	$9.12709	to	$15.29152	$13,690	1.06%	0.55%	to	2.85%	10.16%	to	12.78%
December 31, 2011	596	$8.45207	to	$13.74775	$6,050	0.76%	0.55%	to	2.85%	-10.70%	to	-1.04%

	AST High Yield Portfolio
December 31, 2015	1,944	$9.47712	to	$15.77372	$24,161	0.00%	0.55%	to	2.85%	-6.31%	to	-3.24%
December 31, 2014	2,029	$9.89459	to	$16.67561	$26,781	0.00%	0.55%	to	2.85%	-1.05%	to	1.99%
December 31, 2013	1,971	$10.42183	to	$16.57675	$25,820	0.00%	0.55%	to	2.85%	4.10%	to	6.59%
December 31, 2012	1,737	$11.01858	to	$15.76773	$21,591	5.83%	0.85%	to	2.85%	10.62%	to	12.91%
December 31, 2011	1,020	$10.70991	to	$14.11698	$11,410	6.50%	1.15%	to	2.85%	0.24%	to	2.00%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2015	957	$9.66710	to	$23.96900	$16,131	0.00%	0.55%	to	2.85%	-1.55%	to	1.00%
December 31, 2014	1,214	$13.35563	to	$24.11445	$20,646	0.00%	0.55%	to	2.85%	1.95%	to	4.36%
December 31, 2013	1,194	$12.91409	to	$23.42720	$19,715	0.00%	0.55%	to	2.85%	33.40%	to	40.04%
December 31, 2012	1,223	$9.51449	to	$16.96161	$14,554	0.00%	0.55%	to	2.85%	16.65%	to	19.41%
December 31, 2011	859	$8.63723	to	$14.40189	$8,662	0.47%	1.00%	to	2.85%	-15.59%	to	-13.97%

	AST Mid-Cap Value Portfolio
December 31, 2015	588	$9.63033	to	$23.70041	$9,799	0.00%	0.55%	to	2.85%	-9.27%	to	0.53%
December 31, 2014	709	$11.23471	to	$25.87248	$13,182	0.00%	0.55%	to	2.85%	11.69%	to	14.34%
December 31, 2013	796	$12.06993	to	$22.94256	$12,997	0.00%	0.55%	to	2.85%	23.34%	to	31.69%
December 31, 2012	778	$11.65476	to	$17.66406	$9,840	0.44%	0.55%	to	2.85%	15.03%	to	17.76%
December 31, 2011	550	$10.02005	to	$15.20886	$5,953	0.69%	1.15%	to	2.85%	-6.20%	to	-4.55%

	AST Small-Cap Value Portfolio
December 31, 2015	731	$9.99297	to	$22.35385	$11,604	0.00%	0.55%	to	2.85%	-7.04%	to	4.08%
December 31, 2014	738	$10.54465	to	$23.81628	$12,515	0.00%	0.55%	to	2.85%	2.27%	to	5.87%
December 31, 2013	738	$12.47438	to	$23.06551	$12,107	0.00%	0.55%	to	2.85%	27.51%	to	36.64%
December 31, 2012	727	$10.03524	to	$17.11423	$8,844	0.41%	0.55%	to	2.85%	14.79%	to	17.51%
December 31, 2011	522	$9.54341	to	$14.76666	$5,461	0.63%	0.55%	to	2.85%	-8.65%	to	-6.49%

A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2015	3,314	$9.83409	to	$23.24614	$56,160	0.00%	0.55%	to	2.85%	-8.37%	to	2.12%
December 31, 2014	1,852	$11.31270	to	$25.12814	$34,356	0.00%	0.55%	to	2.85%	8.35%	to	13.47%
December 31, 2013	1,871	$12.28300	to	$22.97023	$31,747	0.00%	0.55%	to	2.85%	25.09%	to	31.46%
December 31, 2012	1,659	$10.46013	to	$17.71525	$21,761	0.00%	0.55%	to	2.50%	16.68%	to	18.96%
December 31, 2011	1,008	$10.76129	to	$15.09953	$11,359	0.00%	0.55%	to	2.50%	-5.35%	to	-3.51%

	AST Large-Cap Value Portfolio
December 31, 2015	1,715	$9.70319	to	$21.09411	$25,607	0.00%	0.55%	to	2.85%	-10.46%	to	1.55%
December 31, 2014	1,928	$10.81514	to	$23.33405	$31,869	0.00%	0.55%	to	2.85%	7.95%	to	13.12%
December 31, 2013	1,823	$11.48738	to	$20.91410	$26,788	0.00%	0.85%	to	2.85%	31.12%	to	38.67%
December 31, 2012	1,417	$8.29561	to	$15.24503	$14,775	3.11%	0.85%	to	2.45%	14.02%	to	15.89%
December 31, 2011	841	$7.39857	to	$13.29726	$7,377	1.30%	0.85%	to	2.45%	-10.31%	to	-5.27%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2015	3,763	$9.86125	to	$14.78095	$45,418	0.00%	0.55%	to	2.85%	-3.42%	to	-1.13%
December 31, 2014	3,390	$10.18285	to	$15.15769	$41,786	0.00%	0.55%	to	2.85%	2.98%	to	5.80%
December 31, 2013	3,207	$9.71214	to	$14.52525	$37,729	0.00%	0.55%	to	2.85%	-4.79%	to	-2.54%
December 31, 2012	3,353	$10.94845	to	$15.11073	$41,194	1.11%	0.55%	to	2.85%	2.91%	to	5.35%
December 31, 2011	1,576	$10.42419	to	$14.54337	$18,985	1.50%	0.85%	to	2.85%	4.25%	to	8.92%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	2,625	$10.74493	to	$25.11237	$48,900	0.00%	0.55%	to	2.85%	6.94%	to	11.97%
December 31, 2014	3,234	$11.25817	to	$23.25943	$55,756	0.00%	0.55%	to	2.85%	7.44%	to	12.47%
December 31, 2013	2,199	$12.76835	to	$21.44225	$34,850	0.00%	0.85%	to	2.85%	30.12%	to	35.45%
December 31, 2012	2,543	$10.10909	to	$16.00178	$30,012	0.37%	0.85%	to	2.85%	9.06%	to	11.31%
December 31, 2011	1,718	$9.08180	to	$14.53184	$18,293	0.32%	0.85%	to	2.85%	-8.96%	to	-1.89%

	AST MFS Growth Portfolio
December 31, 2015	737	$10.52964	to	$22.66308	$13,390	0.00%	0.55%	to	2.85%	4.17%	to	9.59%
December 31, 2014	918	$11.13384	to	$21.54740	$15,865	0.00%	0.55%	to	2.85%	5.61%	to	11.72%
December 31, 2013	920	$12.75859	to	$20.20752	$14,885	0.00%	0.55%	to	2.85%	29.91%	to	35.95%
December 31, 2012	894	$10.71705	to	$15.06982	$10,768	0.00%	0.55%	to	2.85%	13.74%	to	16.44%
December 31, 2011	456	$9.23171	to	$13.12223	$4,780	0.38%	0.55%	to	2.45%	-7.50%	to	-1.14%

	AST Neuberger Berman Mid-Cap Growth Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.60500	to	$24.20405	$—	0.00%	0.55%	to	2.85%	1.55%	to	3.45%
December 31, 2014	1,373	$11.22938	to	$23.65350	$24,466	0.00%	0.55%	to	2.70%	5.02%	to	12.92%
December 31, 2013	1,420	$12.35736	to	$22.34107	$23,893	0.00%	0.55%	to	2.85%	25.73%	to	31.88%
December 31, 2012	1,511	$10.25722	to	$17.17555	$19,517	0.00%	0.55%	to	2.85%	9.17%	to	11.77%
December 31, 2011	862	$9.20532	to	$15.58152	$10,193	0.00%	0.55%	to	2.70%	-7.23%	to	1.13%

	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
December 31, 2015	1,466	$9.68512	to	$26.39664	$25,865	0.00%	0.55%	to	2.85%	-8.33%	to	1.07%
December 31, 2014	1,563	$11.02363	to	$28.51908	$29,899	0.00%	0.55%	to	2.85%	10.42%	to	13.62%
December 31, 2013	1,439	$12.86338	to	$25.44872	$24,541	0.00%	0.55%	to	2.85%	31.13%	to	41.23%
December 31, 2012	1,289	$10.77542	to	$18.27003	$15,762	0.94%	1.00%	to	2.85%	13.78%	to	15.97%
December 31, 2011	817	$9.36543	to	$15.90297	$8,617	0.95%	1.15%	to	2.85%	-5.26%	to	-3.59%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2015	1,644	$9.32415	to	$11.97203	$16,588	0.00%	0.55%	to	2.45%	-1.98%	to	-0.07%
December 31, 2014	1,681	$9.51233	to	$12.05162	$17,126	0.00%	0.55%	to	2.85%	-2.94%	to	-0.65%
December 31, 2013	1,729	$9.60905	to	$12.20183	$18,000	0.00%	0.55%	to	2.85%	-4.96%	to	-2.71%
December 31, 2012	1,961	$10.11087	to	$12.61643	$21,292	1.30%	0.55%	to	2.85%	1.71%	to	4.12%
December 31, 2011	1,419	$9.94129	to	$12.18917	$15,100	0.94%	1.00%	to	2.85%	-0.66%	to	1.24%

	AST T. Rowe Price Equity Income Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.84259	to	$19.75087	$—	0.00%	0.55%	to	2.85%	-8.19%	to	-6.47%
December 31, 2014	1,935	$10.53423	to	$21.34885	$29,330	0.00%	0.55%	to	2.85%	4.41%	to	6.88%
December 31, 2013	1,936	$11.28190	to	$20.25283	$27,731	0.00%	0.55%	to	2.85%	22.05%	to	28.97%
December 31, 2012	1,858	$9.00517	to	$15.92130	$20,789	0.17%	0.55%	to	2.85%	13.90%	to	16.61%
December 31, 2011	750	$7.81876	to	$13.84402	$7,094	1.17%	0.85%	to	2.85%	-10.17%	to	-2.76%

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA US Equity Alpha Portfolio
December 31, 2015	945	$10.38891	to	$25.83362	$17,758	0.00%	0.55%	to	2.45%	0.55%	to	8.03%
December 31, 2014	1,016	$11.24219	to	$25.55053	$19,184	0.00%	0.55%	to	2.45%	11.83%	to	16.57%
December 31, 2013	652	$12.26676	to	$22.22337	$10,686	0.00%	0.55%	to	2.45%	24.92%	to	31.70%
December 31, 2012	567	$10.38147	to	$17.10866	$7,120	0.71%	1.00%	to	2.45%	15.89%	to	17.63%
December 31, 2011	294	$8.85664	to	$14.68191	$3,025	0.76%	1.00%	to	2.85%	0.51%	to	2.43%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2015	2,763	$6.56393	to	$11.28433	$22,535	0.00%	0.55%	to	2.70%	-21.43%	to	0.94%
December 31, 2014	2,902	$8.19862	to	$14.17056	$29,775	0.00%	0.55%	to	2.70%	-14.29%	to	-8.86%
December 31, 2013	2,809	$9.02327	to	$15.67993	$32,012	0.00%	0.55%	to	2.70%	12.14%	to	14.75%
December 31, 2012	2,964	$7.88745	to	$13.79902	$29,950	0.40%	0.85%	to	2.85%	0.66%	to	2.74%
December 31, 2011	2,024	$7.67745	to	$13.57744	$20,366	0.61%	0.85%	to	2.85%	-22.38%	to	-15.76%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2015	75,978	$11.49045	to	$17.30044	$1,040,968	0.00%	0.55%	to	2.85%	-2.81%	to	-0.51%
December 31, 2014	58,768	$11.65463	to	$17.63046	$826,924	0.00%	0.55%	to	2.85%	2.86%	to	5.30%
December 31, 2013	55,047	$11.16935	to	$16.97618	$752,863	0.00%	0.55%	to	2.85%	12.85%	to	16.19%
December 31, 2012	45,662	$10.69535	to	$14.81356	$550,692	1.21%	0.55%	to	2.85%	10.26%	to	12.87%
December 31, 2011	24,391	$9.50439	to	$13.30691	$264,165	1.11%	0.55%	to	2.85%	-4.90%	to	1.42%

	AST MFS Global Equity Portfolio
December 31, 2015	1,697	$10.02712	to	$20.74591	$26,340	0.00%	0.55%	to	2.85%	-4.27%	to	3.91%
December 31, 2014	1,465	$10.30110	to	$21.46497	$23,599	0.00%	0.55%	to	2.70%	0.83%	to	3.06%
December 31, 2013	1,354	$11.84660	to	$21.11684	$21,373	0.00%	0.55%	to	2.55%	20.29%	to	26.93%
December 31, 2012	1,169	$10.68753	to	$16.86736	$14,767	1.03%	0.55%	to	2.55%	20.01%	to	22.40%
December 31, 2011	738	$9.90992	to	$13.97222	$7,786	0.50%	0.55%	to	2.55%	-5.54%	to	-3.66%

	AST J.P. Morgan International Equity Portfolio
December 31, 2015	1,946	$9.78367	to	$15.09904	$21,587	0.00%	0.55%	to	2.70%	-5.42%	to	-3.33%
December 31, 2014	2,075	$10.24610	to	$15.83614	$24,026	0.00%	0.55%	to	2.70%	-8.89%	to	-6.88%
December 31, 2013	1,941	$11.13965	to	$17.24255	$24,368	0.00%	0.55%	to	2.70%	12.25%	to	14.73%
December 31, 2012	1,788	$9.83010	to	$15.23803	$19,759	1.65%	0.55%	to	2.70%	18.61%	to	21.24%
December 31, 2011	1,314	$8.17393	to	$12.74350	$12,054	1.38%	0.55%	to	2.70%	-11.60%	to	-9.65%

	AST Templeton Global Bond Portfolio
December 31, 2015	1,447	$8.95975	to	$11.95898	$14,209	0.00%	0.55%	to	2.85%	-7.34%	to	3.76%
December 31, 2014	1,535	$9.60847	to	$12.68214	$16,052	0.00%	0.55%	to	2.85%	-2.31%	to	0.00%
December 31, 2013	1,540	$9.69586	to	$12.75701	$16,326	0.00%	0.55%	to	2.85%	-6.50%	to	-3.21%
December 31, 2012	1,571	$10.32374	to	$13.40697	$17,671	2.33%	0.55%	to	2.85%	2.22%	to	4.65%
December 31, 2011	1,035	$9.89515	to	$12.88781	$11,416	2.75%	0.85%	to	2.85%	-1.04%	to	2.94%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	10,527	$10.94847	to	$17.66125	$122,261	0.00%	0.55%	to	2.85%	-3.46%	to	-1.18%
December 31, 2014	10,289	$11.34142	to	$18.12031	$122,371	0.00%	0.55%	to	2.85%	2.50%	to	4.92%
December 31, 2013	6,836	$11.11097	to	$17.50990	$78,530	0.00%	0.55%	to	2.70%	14.98%	to	19.84%
December 31, 2012	4,100	$9.51705	to	$14.81394	$39,950	0.26%	0.55%	to	2.55%	8.24%	to	10.40%
December 31, 2011	1,819	$8.69622	to	$13.60557	$16,415	0.27%	0.55%	to	2.55%	-12.00%	to	-4.55%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	41,418	$12.13656	to	$18.21974	$581,755	0.00%	0.55%	to	2.85%	-2.33%	to	-0.02%
December 31, 2014	40,109	$12.24977	to	$18.47645	$573,414	0.00%	0.55%	to	2.85%	3.95%	to	6.41%
December 31, 2013	35,937	$11.61737	to	$17.60529	$491,952	0.00%	0.55%	to	2.85%	17.67%	to	22.00%
December 31, 2012	29,648	$10.23320	to	$14.63036	$337,551	0.79%	0.55%	to	2.85%	10.48%	to	13.10%
December 31, 2011	21,421	$9.07555	to	$13.11625	$216,804	0.51%	0.55%	to	2.85%	-9.16%	to	-2.96%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	26,419	$10.35394	to	$14.76472	$309,924	0.00%	0.55%	to	2.85%	-5.98%	to	-3.75%
December 31, 2014	30,392	$10.85572	to	$15.55329	$375,742	0.00%	0.55%	to	2.85%	0.86%	to	3.25%
December 31, 2013	32,209	$10.61030	to	$15.27338	$391,356	0.00%	0.55%	to	2.85%	6.84%	to	9.37%
December 31, 2012	30,993	$10.16034	to	$14.15903	$348,773	0.98%	0.55%	to	2.85%	9.35%	to	11.95%
December 31, 2011	24,615	$9.17759	to	$12.82397	$249,346	0.61%	0.55%	to	2.85%	-5.43%	to	-3.20%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Balanced Asset Allocation Portfolio
December 31, 2015	51,044	$11.67893	to	$16.86850	$693,958	0.00%	0.55%	to	2.85%	-2.39%	to	-0.08%
December 31, 2014	51,425	$11.79468	to	$17.11604	$711,536	0.00%	0.55%	to	2.85%	3.49%	to	5.94%
December 31, 2013	50,339	$11.23550	to	$16.38146	$670,129	0.00%	0.55%	to	2.85%	13.49%	to	17.00%
December 31, 2012	45,923	$10.33901	to	$14.19558	$532,182	0.91%	0.55%	to	2.85%	9.26%	to	11.86%
December 31, 2011	33,653	$9.27105	to	$12.86748	$352,782	0.64%	0.55%	to	2.85%	-7.28%	to	-1.76%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	36,445	$10.88817	to	$14.75560	$458,433	0.00%	0.55%	to	2.85%	-2.71%	to	-0.41%
December 31, 2014	37,987	$11.03255	to	$15.02176	$486,778	0.00%	0.55%	to	2.85%	2.76%	to	5.19%
December 31, 2013	38,187	$10.58368	to	$14.47848	$473,775	0.00%	0.55%	to	2.85%	6.10%	to	8.61%
December 31, 2012	36,655	$10.51490	to	$13.51575	$426,840	1.09%	0.85%	to	2.85%	7.22%	to	9.44%
December 31, 2011	24,615	$9.60825	to	$12.48452	$266,301	0.90%	0.85%	to	2.85%	-3.91%	to	0.04%

	AST FI Pyramis Quantitative Portfolio
December 31, 2015	27,216	$10.84576	to	$16.33350	$345,930	0.00%	0.55%	to	2.85%	-1.89%	to	0.44%
December 31, 2014	25,768	$11.02409	to	$16.48864	$332,704	0.00%	0.55%	to	2.85%	0.21%	to	2.58%
December 31, 2013	25,294	$10.97054	to	$16.29666	$324,399	0.00%	0.55%	to	2.85%	11.49%	to	14.13%
December 31, 2012	21,670	$9.81278	to	$14.47747	$248,028	1.87%	0.85%	to	2.85%	7.48%	to	9.69%
December 31, 2011	13,265	$9.10499	to	$13.34133	$138,313	1.76%	0.85%	to	2.85%	-6.65%	to	-2.44%

	AST Prudential Growth Allocation Portfolio
December 31, 2015	44,717	$10.77894	to	$17.35014	$610,546	0.00%	0.55%	to	2.85%	-3.45%	to	-1.16%
December 31, 2014	26,712	$11.13285	to	$17.79750	$372,174	0.00%	0.55%	to	2.85%	6.09%	to	8.60%
December 31, 2013	23,646	$10.46525	to	$16.61628	$309,204	0.00%	0.55%	to	2.85%	13.69%	to	16.38%
December 31, 2012	19,406	$9.17966	to	$14.47559	$222,116	1.26%	0.55%	to	2.85%	9.70%	to	12.30%
December 31, 2011	11,105	$8.34511	to	$13.06962	$113,082	1.19%	0.55%	to	2.85%	-11.82%	to	-6.73%

	AST Advanced Strategies Portfolio
December 31, 2015	43,453	$11.55605	to	$17.84949	$596,745	0.00%	0.55%	to	2.85%	-2.07%	to	0.25%
December 31, 2014	43,576	$11.63271	to	$18.05257	$607,973	0.00%	0.55%	to	2.85%	3.08%	to	5.52%
December 31, 2013	40,149	$11.12429	to	$17.34521	$545,108	0.00%	0.55%	to	2.85%	12.52%	to	15.92%
December 31, 2012	31,622	$10.48694	to	$15.17148	$379,954	1.27%	0.55%	to	2.85%	10.40%	to	13.02%
December 31, 2011	17,019	$9.30664	to	$13.61010	$182,811	1.04%	0.55%	to	2.85%	-6.93%	to	-0.44%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	3,269	$10.50087	to	$26.85854	$65,667	0.00%	0.55%	to	2.85%	6.46%	to	9.50%
December 31, 2014	3,053	$11.22522	to	$24.98767	$57,338	0.00%	0.55%	to	2.85%	5.26%	to	13.35%
December 31, 2013	3,040	$13.54255	to	$23.51273	$53,672	0.00%	0.55%	to	2.85%	37.92%	to	43.23%
December 31, 2012	2,773	$10.57497	to	$16.64347	$34,617	0.00%	0.55%	to	2.85%	14.23%	to	16.94%
December 31, 2011	1,503	$10.28972	to	$14.43104	$16,199	0.00%	0.55%	to	2.85%	-4.49%	to	-2.24%

	AST Money Market Portfolio
December 31, 2015	1,773	$8.45871	to	$9.97360	$16,358	0.00%	0.55%	to	2.85%	-2.85%	to	-0.26%
December 31, 2014	1,793	$8.67962	to	$10.08368	$16,760	0.00%	0.55%	to	2.85%	-2.85%	to	-0.47%
December 31, 2013	1,861	$8.90088	to	$10.20011	$17,661	0.00%	0.55%	to	2.85%	-2.85%	to	-0.55%
December 31, 2012	2,056	$9.12800	to	$10.31714	$19,917	0.01%	0.85%	to	2.85%	-2.85%	to	-0.85%
December 31, 2011	2,221	$9.36043	to	$10.43487	$21,882	0.02%	1.00%	to	2.85%	-2.82%	to	-0.96%

	AST Small-Cap Growth Portfolio
December 31, 2015	1,209	$9.63677	to	$25.09686	$21,630	0.00%	0.55%	to	2.85%	-2.09%	to	0.23%
December 31, 2014	1,093	$10.96730	to	$25.38680	$19,789	0.00%	0.55%	to	2.85%	0.86%	to	10.75%
December 31, 2013	1,115	$12.40268	to	$24.92978	$19,844	0.00%	0.55%	to	2.85%	26.69%	to	34.43%
December 31, 2012	1,036	$9.69125	to	$14.02211	$13,871	0.00%	0.55%	to	2.85%	8.97%	to	11.56%
December 31, 2011	647	$11.19338	to	$12.39878	$7,766	0.00%	1.15%	to	2.70%	-3.65%	to	-2.10%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	17,618	$9.60692	to	$14.00299	$195,239	0.00%	0.55%	to	2.85%	-4.90%	to	-1.67%
December 31, 2014	20,088	$9.95820	to	$14.46916	$231,464	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2013	21,555	$9.69455	to	$14.04141	$242,502	0.00%	0.55%	to	2.85%	-4.63%	to	-2.38%
December 31, 2012	21,225	$10.83456	to	$14.46865	$247,468	2.51%	0.55%	to	2.85%	6.20%	to	8.72%
December 31, 2011	14,092	$9.99564	to	$13.38718	$154,438	1.86%	0.55%	to	2.85%	-0.04%	to	2.61%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST International Value Portfolio
December 31, 2015	978	$9.08106	to	$14.87771	$10,620	0.00%	0.55%	to	2.70%	-9.67%	to	2.47%
December 31, 2014	788	$9.38850	to	$15.04489	$8,945	0.00%	0.55%	to	2.70%	-9.22%	to	-6.37%
December 31, 2013	729	$10.31966	to	$16.44049	$8,992	0.00%	0.85%	to	2.70%	16.24%	to	18.45%
December 31, 2012	706	$8.75042	to	$14.02985	$7,387	2.13%	1.15%	to	2.70%	13.52%	to	15.35%
December 31, 2011	494	$7.59729	to	$12.25942	$4,480	1.51%	1.15%	to	2.85%	-15.04%	to	-13.54%

	AST International Growth Portfolio
December 31, 2015	1,421	$9.57312	to	$16.47336	$16,885	0.00%	0.55%	to	2.85%	0.21%	to	7.39%
December 31, 2014	1,493	$9.40169	to	$16.28200	$17,534	0.00%	0.55%	to	2.85%	-8.22%	to	-2.22%
December 31, 2013	1,396	$10.08092	to	$17.57026	$17,591	0.00%	0.85%	to	2.85%	15.66%	to	18.04%
December 31, 2012	1,205	$8.57742	to	$15.04565	$12,832	0.99%	0.85%	to	2.85%	16.93%	to	19.34%
December 31, 2011	784	$7.21877	to	$12.74401	$7,164	0.71%	0.85%	to	2.85%	-18.51%	to	-13.91%

	NVIT Developing Markets Fund (Class II)
December 31, 2015	51	$11.03659	to	$11.51683	$583	1.05%	1.40%	to	1.80%	-17.80%	to	-17.48%
December 31, 2014	48	$13.42653	to	$13.95567	$666	0.79%	1.40%	to	1.80%	-7.51%	to	-7.15%
December 31, 2013	47	$14.51720	to	$15.02994	$692	0.92%	1.40%	to	1.80%	-1.74%	to	-1.35%
December 31, 2012	44	$14.77377	to	$15.23556	$665	0.10%	1.40%	to	1.80%	14.71%	to	15.17%
December 31, 2011	51	$12.87876	to	$13.22905	$670	0.25%	1.40%	to	1.80%	-23.78%	to	-23.48%

	AST Investment Grade Bond Portfolio
December 31, 2015	17,268	$9.94319	to	$15.79047	$219,367	0.00%	0.85%	to	2.25%	-1.10%	to	0.31%
December 31, 2014	4,188	$10.03301	to	$15.78694	$55,403	0.00%	0.85%	to	2.25%	4.33%	to	5.82%
December 31, 2013	3,598	$9.58248	to	$14.96161	$45,743	0.00%	0.55%	to	2.25%	-5.36%	to	-3.72%
December 31, 2012	20,929	$11.79750	to	$15.63108	$272,251	1.38%	0.55%	to	2.25%	6.94%	to	8.80%
December 31, 2011	56,740	$10.87605	to	$14.45223	$688,204	0.20%	0.55%	to	2.25%	8.68%	to	11.82%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2015	5,181	$9.94275	to	$12.86080	$61,122	0.00%	0.55%	to	2.85%	-1.65%	to	0.68%
December 31, 2014	4,880	$10.27737	to	$12.83064	$57,740	0.00%	0.55%	to	2.85%	3.00%	to	6.61%
December 31, 2013	4,456	$9.72854	to	$12.10414	$50,085	0.00%	0.55%	to	2.85%	-4.30%	to	-2.03%
December 31, 2012	3,920	$11.03135	to	$12.52719	$45,582	3.20%	0.55%	to	2.85%	4.77%	to	7.26%
December 31, 2011	2,628	$10.63550	to	$11.84188	$28,880	2.89%	0.55%	to	2.85%	3.01%	to	5.44%

	AST Bond Portfolio 2018
December 31, 2015	1,389	$10.99000	to	$13.25498	$15,819	0.00%	1.90%	to	2.85%	-2.06%	to	-1.07%
December 31, 2014	1,578	$11.22140	to	$13.39820	$18,217	0.00%	1.90%	to	2.85%	-0.26%	to	0.75%
December 31, 2013	1,883	$11.25098	to	$13.29882	$21,676	0.00%	1.90%	to	2.85%	-5.90%	to	-4.95%
December 31, 2012	1,799	$11.95683	to	$13.99125	$21,894	0.49%	1.90%	to	2.85%	2.70%	to	3.74%
December 31, 2011	1,787	$11.64275	to	$13.48663	$21,049	0.16%	1.90%	to	2.85%	10.35%	to	11.47%

	AST Bond Portfolio 2019
December 31, 2015	111	$11.24496	to	$13.16031	$1,305	0.00%	1.90%	to	2.85%	-1.81%	to	-0.85%
December 31, 2014	95	$11.45215	to	$13.30075	$1,131	0.00%	1.90%	to	2.85%	1.29%	to	2.28%
December 31, 2013	159	$11.30601	to	$13.03100	$1,846	0.00%	1.90%	to	2.85%	-7.54%	to	-6.64%
December 31, 2012	183	$12.22857	to	$13.98700	$2,283	0.31%	1.90%	to	2.85%	2.84%	to	3.85%
December 31, 2011	0(1)	$13.49739	to	$13.62798	0 (1)	0.91%	1.90%	to	2.15%	13.54%	to	13.81%

	AST Global Real Estate Portfolio
December 31, 2015	571	$10.05428	to	$21.35711	$8,312	0.00%	0.55%	to	2.85%	-2.94%	to	5.49%
December 31, 2014	606	$10.85387	to	$21.79318	$9,050	0.00%	0.55%	to	2.85%	7.71%	to	13.30%
December 31, 2013	614	$10.08073	to	$19.50272	$8,308	0.00%	0.85%	to	2.85%	1.37%	to	3.46%
December 31, 2012	547	$10.79040	to	$19.05468	$7,170	1.45%	1.00%	to	2.85%	23.19%	to	25.55%
December 31, 2011	334	$8.72255	to	$15.32029	$3,472	2.28%	1.15%	to	2.85%	-7.74%	to	-6.12%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2015	2,518	$6.90859	to	$12.06351	$20,210	0.00%	0.55%	to	2.85%	-19.10%	to	0.59%
December 31, 2014	2,742	$8.36743	to	$14.76931	$26,823	0.00%	0.55%	to	2.85%	-7.40%	to	-5.21%
December 31, 2013	2,763	$8.85375	to	$15.79714	$28,800	0.00%	0.55%	to	2.85%	-2.63%	to	-0.33%
December 31, 2012	2,458	$8.90982	to	$16.06935	$26,031	1.10%	0.55%	to	2.85%	14.56%	to	17.28%
December 31, 2011	1,592	$7.61998	to	$13.89229	$14,499	0.94%	0.55%	to	2.85%	-23.87%	to	-20.71%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2015	1,530	$9.84065	to	$23.76601	$26,257	0.00%	0.55%	to	2.85%	-8.19%	to	2.45%
December 31, 2014	1,619	$10.75944	to	$25.63821	$30,102	0.00%	0.55%	to	2.70%	4.30%	to	7.79%
December 31, 2013	1,579	$12.69230	to	$24.38308	$28,052	0.00%	0.55%	to	2.70%	29.72%	to	38.05%
December 31, 2012	1,525	$10.52515	to	$17.90792	$19,892	0.48%	0.55%	to	2.70%	12.56%	to	15.05%
December 31, 2011	959	$9.17568	to	$15.78149	$11,040	0.50%	0.55%	to	2.70%	-7.35%	to	0.75%

	AST Schroders Global Tactical Portfolio
December 31, 2015	33,211	$9.85594	to	$17.62315	$448,405	0.00%	0.55%	to	2.85%	-3.77%	to	-1.49%
December 31, 2014	20,067	$11.73808	to	$18.13826	$281,553	0.00%	0.55%	to	2.85%	2.84%	to	5.28%
December 31, 2013	18,974	$11.25123	to	$17.46806	$258,398	0.00%	0.55%	to	2.85%	13.73%	to	17.41%
December 31, 2012	15,190	$9.90321	to	$15.08440	$179,781	0.45%	0.55%	to	2.85%	12.59%	to	15.27%
December 31, 2011	7,911	$8.75838	to	$13.26883	$81,484	0.29%	0.55%	to	2.85%	-8.49%	to	-2.93%

	AST RCM World Trends Portfolio
December 31, 2015	31,704	$10.92944	to	$15.22173	$387,734	0.00%	0.55%	to	2.85%	-3.01%	to	-0.72%
December 31, 2014	27,104	$11.21041	to	$15.54433	$341,955	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	25,218	$10.83902	to	$15.07275	$310,506	0.00%	0.55%	to	2.85%	9.24%	to	11.82%
December 31, 2012	21,004	$9.89825	to	$13.66670	$235,725	0.52%	0.55%	to	2.85%	7.13%	to	9.68%
December 31, 2011	11,121	$9.20021	to	$12.63456	$114,175	0.40%	0.55%	to	2.85%	-6.86%	to	-2.36%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2015	12,956	$11.43224	to	$17.17857	$172,310	0.00%	0.55%	to	2.85%	-3.87%	to	-1.59%
December 31, 2014	12,870	$11.72319	to	$17.69896	$177,267	0.00%	0.55%	to	2.85%	3.33%	to	5.78%
December 31, 2013	12,110	$11.18390	to	$16.96442	$161,361	0.00%	0.55%	to	2.85%	12.87%	to	15.64%
December 31, 2012	9,458	$10.49066	to	$14.87346	$111,417	0.43%	0.55%	to	2.85%	10.34%	to	12.96%
December 31, 2011	4,964	$9.31537	to	$13.35045	$52,174	0.34%	0.55%	to	2.85%	-6.67%	to	-1.12%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2015	14,934	$10.54112	to	$14.63787	$175,525	0.00%	0.55%	to	2.85%	-3.73%	to	-1.45%
December 31, 2014	15,715	$10.79436	to	$15.06034	$190,576	0.00%	0.55%	to	2.85%	1.08%	to	3.47%
December 31, 2013	14,493	$10.52772	to	$14.75766	$174,100	0.00%	0.55%	to	2.85%	6.36%	to	9.22%
December 31, 2012	12,412	$10.28497	to	$13.69989	$139,813	0.56%	0.55%	to	2.85%	6.99%	to	9.52%
December 31, 2011	8,325	$9.41906	to	$12.68275	$86,341	0.47%	0.55%	to	2.85%	-5.72%	to	-1.05%

	AST FI Pyramis Asset Allocation Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.85274	to	$17.14511	$—	0.00%	0.55%	to	2.85%	-1.21%	to	0.64%
December 31, 2014	16,378	$11.86300	to	$17.22400	$225,855	0.00%	0.55%	to	2.85%	2.71%	to	5.14%
December 31, 2013	13,958	$11.38633	to	$16.60998	$188,038	0.00%	0.55%	to	2.85%	15.36%	to	18.57%
December 31, 2012	10,344	$10.36964	to	$14.20334	$120,257	0.48%	0.55%	to	2.85%	10.39%	to	13.01%
December 31, 2011	5,117	$9.32332	to	$12.74316	$53,097	0.22%	0.55%	to	2.85%	-5.25%	to	-3.01%

	ProFund VP Consumer Services
December 31, 2015	11	$21.39661	to	$21.39661	$236	0.00%	1.50%	to	1.50%	3.14%	to	3.14%
December 31, 2014	13	$20.74470	to	$20.74470	$279	0.00%	0.55%	to	1.50%	10.80%	to	11.84%
December 31, 2013	21	$18.72284	to	$20.07642	$388	0.26%	0.55%	to	1.50%	37.80%	to	39.10%
December 31, 2012	24	$13.58666	to	$13.58666	$330	0.00%	1.50%	to	1.50%	20.29%	to	20.29%
December 31, 2011	28	$11.29470	to	$11.29470	$318	0.00%	1.50%	to	1.50%	3.94%	to	3.94%

	ProFund VP Consumer Goods Portfolio
December 31, 2015	7	$17.26330	to	$17.26330	$113	1.06%	1.50%	to	1.50%	2.62%	to	2.62%
December 31, 2014	8	$16.82194	to	$16.82194	$134	0.70%	0.55%	to	1.50%	8.60%	to	9.62%
December 31, 2013	14	$15.49003	to	$15.49003	$221	0.86%	1.50%	to	1.50%	26.55%	to	26.55%
December 31, 2012	25	$12.23984	to	$12.23984	$310	0.87%	1.50%	to	1.50%	9.22%	to	9.22%
December 31, 2011	28	$11.20680	to	$11.20680	$309	1.28%	1.50%	to	1.50%	5.37%	to	5.37%

	ProFund VP Financials
December 31, 2015	32	$9.29459	to	$15.80683	$325	0.34%	0.55%	to	1.90%	-3.33%	to	-2.04%
December 31, 2014	33	$9.87092	to	$9.87092	$323	0.21%	0.55%	to	2.10%	10.59%	to	12.30%
December 31, 2013	46	$8.58077	to	$8.87284	$409	0.43%	1.50%	to	2.10%	29.36%	to	30.13%
December 31, 2012	69	$6.63308	to	$6.81861	$469	0.10%	1.50%	to	2.10%	22.16%	to	22.88%
December 31, 2011	83	$5.42982	to	$5.54883	$461	0.00%	1.50%	to	2.10%	-15.60%	to	-15.10%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2015	16	$21.70136	to	$22.70228	$358	0.00%	0.55%	to	1.50%	3.47%	to	4.45%
December 31, 2014	17	$20.97331	to	$20.97331	$347	0.08%	0.55%	to	2.10%	21.16%	to	23.02%
December 31, 2013	23	$16.64400	to	$17.20941	$399	0.35%	1.50%	to	2.10%	36.88%	to	37.69%
December 31, 2012	30	$12.15913	to	$12.49836	$375	0.39%	1.50%	to	2.10%	14.98%	to	15.67%
December 31, 2011	34	$10.57454	to	$10.80547	$367	0.31%	1.50%	to	2.10%	7.85%	to	8.49%

	ProFund VP Industrials
December 31, 2015	17	$13.13225	to	$13.53497	$231	0.10%	1.50%	to	1.90%	-5.22%	to	-4.85%
December 31, 2014	20	$13.85579	to	$14.22444	$283	0.27%	1.50%	to	1.90%	3.61%	to	4.02%
December 31, 2013	19	$13.67512	to	$13.67512	$255	0.55%	1.50%	to	1.50%	36.15%	to	36.15%
December 31, 2012	31	$10.04439	to	$10.04439	$315	0.26%	1.50%	to	1.50%	14.09%	to	14.09%
December 31, 2011	33	$8.80429	to	$8.80429	$289	0.28%	1.50%	to	1.50%	-3.23%	to	-3.23%

	ProFund VP Mid-Cap Growth
December 31, 2015	6	$15.42651	to	$15.42651	$91	0.00%	1.50%	to	1.50%	-1.20%	to	-1.20%
December 31, 2014	3	$15.61362	to	$15.61362	$42	0.00%	0.55%	to	2.10%	3.71%	to	5.31%
December 31, 2013	6	$14.47394	to	$14.96601	$90	0.00%	1.50%	to	2.10%	27.84%	to	28.60%
December 31, 2012	10	$11.32177	to	$11.63796	$119	0.00%	1.50%	to	2.10%	13.00%	to	13.67%
December 31, 2011	9	$10.01888	to	$10.23808	$87	0.00%	1.50%	to	2.10%	-4.89%	to	-4.33%

	ProFund VP Mid-Cap Value
December 31, 2015	1	$13.75676	to	$13.75676	$17	0.15%	1.50%	to	1.50%	-9.58%	to	-9.58%
December 31, 2014	2	$15.21446	to	$15.21446	$30	0.12%	1.50%	to	1.50%	8.56%	to	8.56%
December 31, 2013	4	$14.01527	to	$14.01527	$54	0.34%	1.50%	to	1.50%	30.21%	to	30.21%
December 31, 2012	6	$10.76386	to	$10.76386	$70	0.15%	1.50%	to	1.50%	14.84%	to	14.84%
December 31, 2011	9	$9.37296	to	$9.44100	$81	0.15%	1.30%	to	1.50%	-5.34%	to	-5.16%

	ProFund VP Real Estate
December 31, 2015	10	$11.86730	to	$17.45217	$122	0.65%	0.55%	to	1.90%	-1.55%	to	-0.23%
December 31, 2014	13	$12.05366	to	$12.37455	$155	1.51%	0.55%	to	1.90%	22.69%	to	24.33%
December 31, 2013	14	$9.82468	to	$10.04669	$144	1.36%	1.50%	to	1.90%	-1.77%	to	-1.39%
December 31, 2012	14	$10.00220	to	$10.18798	$144	2.57%	1.50%	to	1.90%	14.98%	to	15.44%
December 31, 2011	12	$8.69881	to	$8.82559	$110	0.00%	1.50%	to	1.90%	2.80%	to	3.20%

	ProFund VP Small-Cap Growth
December 31, 2015	6	$16.11320	to	$16.11320	$98	0.00%	1.50%	to	1.50%	-0.32%	to	-0.32%
December 31, 2014	3	$16.16532	to	$16.16532	$55	0.00%	1.50%	to	1.50%	0.66%	to	0.66%
December 31, 2013	5	$16.05873	to	$18.52593	$87	0.00%	0.55%	to	1.50%	38.35%	to	39.65%
December 31, 2012	3	$11.60725	to	$11.60725	$32	0.00%	1.50%	to	1.50%	10.82%	to	10.82%
December 31, 2011	2	$10.47427	to	$10.55029	$26	0.00%	1.30%	to	1.50%	-0.21%	to	-0.02%

	ProFund VP Small-Cap Value
December 31, 2015	5	$14.16986	to	$16.12404	$75	0.00%	0.55%	to	1.50%	-9.63%	to	-8.78%
December 31, 2014	1	$15.68046	to	$15.68046	$15	0.00%	0.55%	to	1.50%	4.25%	to	5.23%
December 31, 2013	1	$15.04112	to	$16.79752	$15	0.22%	0.55%	to	1.50%	35.64%	to	36.92%
December 31, 2012	2	$11.08892	to	$11.08892	$20	0.00%	1.50%	to	1.50%	14.44%	to	14.44%
December 31, 2011	2	$9.68994	to	$9.68994	$19	0.00%	1.50%	to	1.50%	-5.52%	to	-5.52%

	ProFund VP Telecommunications
December 31, 2015	7	$11.05472	to	$11.05472	$79	1.77%	1.50%	to	1.50%	0.02%	to	0.02%
December 31, 2014	9	$11.05227	to	$11.05227	$102	4.37%	0.55%	to	1.50%	-0.92%	to	0.01%
December 31, 2013	16	$11.15492	to	$11.15492	$174	2.94%	1.50%	to	1.50%	10.41%	to	10.41%
December 31, 2012	24	$10.10290	to	$10.10290	$247	4.12%	1.50%	to	1.50%	14.79%	to	14.79%
December 31, 2011	29	$8.80105	to	$8.80105	$255	2.96%	1.50%	to	1.50%	0.36%	to	0.36%

	ProFund VP Utilities
December 31, 2015	7	$11.99668	to	$16.60493	$79	2.27%	0.55%	to	1.50%	-7.79%	to	-6.92%
December 31, 2014	9	$13.00966	to	$13.00966	$115	1.72%	0.55%	to	1.90%	23.54%	to	25.19%
December 31, 2013	18	$10.25797	to	$10.48966	$184	2.59%	1.50%	to	1.90%	11.20%	to	11.64%
December 31, 2012	23	$9.22480	to	$9.39609	$212	2.71%	1.50%	to	1.90%	-1.73%	to	-1.34%
December 31, 2011	27	$9.38722	to	$9.52393	$259	2.51%	1.50%	to	1.90%	15.32%	to	15.78%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Growth
December 31, 2015	17	$15.83242	to	$15.83242	$274	0.00%	1.50%	to	1.50%	2.22%	to	2.22%
December 31, 2014	7	$15.48812	to	$15.48812	$103	0.12%	1.50%	to	2.10%	10.61%	to	11.26%
December 31, 2013	3	$13.46336	to	$16.49009	$48	0.39%	0.55%	to	2.10%	27.98%	to	29.95%
December 31, 2012	5	$10.52001	to	$10.81361	$49	0.07%	1.50%	to	2.10%	10.40%	to	11.05%
December 31, 2011	4	$9.52935	to	$9.73772	$37	0.00%	1.50%	to	2.10%	1.01%	to	1.61%

	ProFund VP Large-Cap Value
December 31, 2015	12	$11.88471	to	$11.88471	$144	0.55%	1.50%	to	1.50%	-6.14%	to	-6.14%
December 31, 2014	3	$12.66256	to	$12.66256	$40	0.65%	1.50%	to	1.50%	8.84%	to	8.84%
December 31, 2013	6	$11.63395	to	$11.63395	$73	0.88%	1.50%	to	1.50%	27.97%	to	27.97%
December 31, 2012	8	$9.09087	to	$9.09087	$75	0.76%	1.50%	to	1.50%	13.71%	to	13.71%
December 31, 2011	18	$7.99461	to	$7.99461	$141	0.76%	1.50%	to	1.50%	-2.74%	to	-2.74%

	AST Bond Portfolio 2020
December 31, 2015	365	$10.96546	to	$12.32133	$4,432	0.00%	1.90%	to	2.85%	-1.37%	to	-0.37%
December 31, 2014	282	$11.03272	to	$12.37107	$3,446	0.00%	1.90%	to	2.85%	3.13%	to	4.14%
December 31, 2013	380	$10.61606	to	$11.87901	$4,467	0.00%	1.30%	to	2.85%	-9.18%	to	-7.72%
December 31, 2012	11	$11.60016	to	$12.95314	$135	0.58%	1.30%	to	2.55%	3.67%	to	4.95%
December 31, 2011	66	$11.06416	to	$12.41953	$746	1.13%	1.30%	to	2.55%	15.73%	to	17.15%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2015	619	$9.46149	to	$16.24741	$8,869	0.00%	0.55%	to	2.45%	-7.10%	to	4.05%
December 31, 2014	717	$13.25293	to	$17.10034	$10,969	0.00%	0.55%	to	2.45%	7.56%	to	9.66%
December 31, 2013	694	$12.19594	to	$15.68669	$9,817	0.00%	0.55%	to	2.45%	24.20%	to	30.71%
December 31, 2012	557	$9.54913	to	$12.07266	$6,101	0.42%	0.55%	to	2.45%	10.46%	to	12.61%
December 31, 2011	339	$8.50545	to	$10.78439	$3,336	0.33%	0.55%	to	2.45%	-14.75%	to	-6.39%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2015	1,078	$10.67760	to	$20.70893	$20,138	0.00%	0.55%	to	2.70%	7.65%	to	11.41%
December 31, 2014	972	$11.27625	to	$18.90555	$16,897	0.00%	0.55%	to	2.70%	6.55%	to	13.75%
December 31, 2013	879	$13.00723	to	$17.33075	$14,245	0.00%	0.55%	to	2.70%	32.55%	to	35.74%
December 31, 2012	876	$10.54999	to	$12.84306	$10,610	0.00%	0.55%	to	2.70%	12.07%	to	14.55%
December 31, 2011	435	$10.49190	to	$11.27814	$4,657	0.00%	0.55%	to	2.70%	-2.05%	to	0.11%

	AST Bond Portfolio 2017
December 31, 2015	1,166	$10.59734	to	$11.21325	$12,879	0.00%	1.90%	to	2.85%	-2.69%	to	-1.74%
December 31, 2014	991	$10.89015	to	$11.41153	$11,150	0.00%	1.90%	to	2.85%	-1.46%	to	-0.50%
December 31, 2013	1,177	$11.05171	to	$11.46858	$13,346	0.00%	1.90%	to	2.85%	-4.85%	to	-3.92%
December 31, 2012	1,847	$11.61498	to	$11.93630	$21,847	0.52%	1.90%	to	2.85%	2.12%	to	3.12%
December 31, 2011	1,836	$11.37404	to	$11.57526	$21,132	0.04%	1.90%	to	2.85%	8.24%	to	9.30%

	AST Bond Portfolio 2021
December 31, 2015	1,175	$12.10885	to	$13.22852	$14,680	0.00%	1.75%	to	2.85%	-1.12%	to	0.03%
December 31, 2014	1,066	$12.24566	to	$13.22419	$13,414	0.00%	1.75%	to	2.85%	4.61%	to	5.83%
December 31, 2013	732	$11.70587	to	$12.61919	$8,756	0.00%	1.50%	to	2.85%	-9.65%	to	-8.38%
December 31, 2012	2,129	$12.95637	to	$13.85470	$28,167	0.78%	1.30%	to	2.85%	3.75%	to	5.42%
December 31, 2011	2,642	$12.48861	to	$13.14210	$33,532	0.06%	1.30%	to	2.85%	16.88%	to	18.76%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2015	3	$15.17320	to	$15.63069	$39	4.26%	1.50%	to	1.75%	0.54%	to	0.78%
December 31, 2014	3	$15.09234	to	$15.50925	$42	3.01%	1.50%	to	1.75%	-6.93%	to	-6.70%
December 31, 2013	3	$16.21604	to	$16.62307	$52	0.95%	1.50%	to	1.75%	17.88%	to	18.17%
December 31, 2012	16	$13.75687	to	$14.06753	$220	1.65%	1.50%	to	1.75%	11.72%	to	12.00%
December 31, 2011	17	$12.31349	to	$12.56056	$206	0.63%	1.50%	to	1.75%	-14.29%	to	-14.08%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2015	106	$3.04226	to	$3.14141	$324	0.00%	1.50%	to	1.75%	-0.13%	to	0.12%
December 31, 2014	106	$3.04612	to	$3.13770	$324	0.00%	1.50%	to	1.75%	2.30%	to	2.55%
December 31, 2013	107	$2.97767	to	$3.05971	$318	0.32%	1.50%	to	1.75%	37.81%	to	38.15%
December 31, 2012	169	$2.16078	to	$2.21481	$365	0.00%	1.50%	to	1.75%	18.68%	to	18.97%
December 31, 2011	179	$1.82068	to	$1.86164	$326	0.00%	1.50%	to	1.75%	-6.99%	to	-6.75%

A107

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Value Portfolio (Class 1)
December 31, 2015	4	$12.40617	to	$12.57408	$50	0.57%	1.50%	to	1.75%	-11.89%	to	-11.67%
December 31, 2014	4	$14.07991	to	$14.23536	$62	0.62%	1.50%	to	1.75%	2.83%	to	3.09%
December 31, 2013	5	$13.69207	to	$13.80927	$65	0.95%	1.50%	to	1.75%	13.05%	to	13.33%
December 31, 2012	5	$12.11133	to	$12.18494	$63	1.15%	1.50%	to	1.75%	12.36%	to	12.64%
December 31, 2011	6	$10.77879	to	$10.81752	$61	0.89%	1.50%	to	1.75%	-8.65%	to	-8.43%

	AST Bond Portfolio 2022 (available January 3, 2011)
December 31, 2015	924	$11.40334	to	$12.35246	$10,940	0.00%	1.30%	to	2.85%	-0.81%	to	0.79%
December 31, 2014	815	$11.49686	to	$12.25614	$9,669	0.00%	1.30%	to	2.85%	7.22%	to	8.95%
December 31, 2013	1,150	$10.72225	to	$11.24906	$12,611	0.00%	1.30%	to	2.85%	-12.32%	to	-10.90%
December 31, 2012	1,737	$12.22859	to	$12.62575	$21,559	0.03%	1.30%	to	2.85%	2.83%	to	4.49%
December 31, 2011	1,302	$11.89255	to	$12.08351	$15,604	0.00%	1.30%	to	2.85%	18.93%	to	20.84%

	AST Quantitative Modeling Portfolio (available May 2, 2011)
December 31, 2015	1,494	$10.11339	to	$12.95739	$17,788	0.00%	0.55%	to	2.40%	-2.20%	to	4.38%
December 31, 2014	471	$10.54716	to	$13.00950	$5,511	0.00%	0.55%	to	2.15%	4.26%	to	5.92%
December 31, 2013	36	$11.59795	to	$12.03673	$425	0.00%	1.30%	to	2.15%	17.54%	to	20.81%
December 31, 2012	7	$9.88459	to	$9.96370	$74	0.04%	1.30%	to	1.80%	11.15%	to	11.69%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	12,009	$10.40043	to	$11.40201	$129,616	0.00%	0.55%	to	2.55%	-5.41%	to	-3.53%
December 31, 2014	11,411	$10.99564	to	$11.81961	$129,184	0.00%	0.55%	to	2.55%	2.29%	to	4.32%
December 31, 2013	10,680	$10.68726	to	$11.33041	$117,339	0.00%	0.55%	to	2.70%	7.86%	to	10.24%
December 31, 2012	8,594	$9.95090	to	$10.27765	$86,714	0.46%	0.55%	to	2.45%	9.15%	to	11.28%
December 31, 2011	4,835	$9.12583	to	$9.21697	$44,314	0.00%	0.85%	to	2.35%	-8.74%	to	-7.82%

	Wells Fargo VT Opportunity Fund (Class 1) (available August 26, 2011)
December 31, 2015	10	$16.28944	to	$16.46467	$163	0.40%	1.50%	to	1.75%	-4.52%	to	-4.28%
December 31, 2014	10	$17.06026	to	$17.20149	$179	0.30%	1.50%	to	1.75%	8.80%	to	9.07%
December 31, 2013	11	$15.68076	to	$15.77168	$175	0.40%	1.50%	to	1.75%	28.74%	to	29.06%
December 31, 2012	17	$12.18018	to	$12.22072	$210	0.54%	1.50%	to	1.75%	13.81%	to	14.09%
December 31, 2011	25	$10.70255	to	$10.71170	$268	0.00%	1.50%	to	1.75%	4.69%	to	4.78%

	AST Prudential Core Bond Portfolio (available October 31, 2011)
December 31, 2015	1,336	$9.83668	to	$10.92367	$14,106	0.00%	0.55%	to	2.70%	-2.96%	to	-0.82%
December 31, 2014	1,020	$10.12124	to	$11.01361	$10,901	0.00%	0.55%	to	2.70%	2.75%	to	5.48%
December 31, 2013	751	$9.68326	to	$10.37327	$7,694	0.00%	0.85%	to	2.50%	-4.70%	to	-3.14%
December 31, 2012	643	$10.50845	to	$10.70984	$6,835	0.17%	0.85%	to	2.50%	4.49%	to	6.20%
December 31, 2011	36	$10.06003	to	$10.07683	$360	0.00%	1.30%	to	2.25%	0.42%	to	0.58%

	AST Neuberger Berman Core Bond Portfolio (available October 31, 2011) (expired October 16, 2015)
December 31, 2015	—	$9.75124	to	$10.69949	$—	0.00%	0.55%	to	2.85%	-1.23%	to	0.61%
December 31, 2014	497	$9.87300	to	$10.63422	$5,099	0.00%	0.55%	to	2.85%	2.09%	to	4.57%
December 31, 2013	588	$9.66002	to	$10.10259	$5,832	0.00%	0.85%	to	2.35%	-5.12%	to	-3.66%
December 31, 2012	349	$10.31269	to	$10.48627	$3,621	0.23%	0.85%	to	2.25%	2.51%	to	3.98%
December 31, 2011	44	$10.06278	to	$10.07694	$444	0.00%	1.30%	to	2.10%	0.35%	to	0.48%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2015	97	$9.79799	to	$10.44565	$982	0.00%	1.30%	to	2.85%	-0.22%	to	1.39%
December 31, 2014	1,493	$9.81954	to	$10.30246	$14,973	0.00%	1.30%	to	2.85%	9.41%	to	11.17%
December 31, 2013	3,733	$8.97494	to	$9.26704	$34,013	0.00%	1.30%	to	2.85%	-12.76%	to	-11.35%
December 31, 2012	376	$10.28760	to	$10.45376	$3,908	0.00%	1.30%	to	2.85%	2.88%	to	4.54%

	AST Franklin Templeton Founding Funds Allocation Portfolio (available April 30, 2012) (expired October 16, 2015)
December 31, 2015	—	$11.44832	to	$13.15825	$—	0.00%	0.85%	to	2.85%	-5.11%	to	-3.56%
December 31, 2014	20,694	$11.92878	to	$13.64462	$276,282	0.00%	0.85%	to	2.85%	0.24%	to	2.30%
December 31, 2013	21,362	$11.73153	to	$13.33778	$280,960	0.00%	0.85%	to	2.85%	19.00%	to	23.41%
December 31, 2012	19,511	$10.65915	to	$10.80738	$209,728	0.00%	0.85%	to	2.85%	6.62%	to	8.08%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2015	4,408	$11.40064	to	$12.63270	$52,607	0.00%	0.55%	to	2.85%	-4.06%	to	-1.78%
December 31, 2014	4,050	$11.71380	to	$12.86226	$49,993	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	3,288	$11.30516	to	$12.30125	$39,476	0.00%	0.55%	to	2.85%	14.35%	to	18.26%
December 31, 2012	2,285	$10.23818	to	$10.40185	$23,601	0.95%	0.55%	to	2.85%	2.41%	to	4.02%

A108

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2015	36	$8.65469	to	$9.95247	$326	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	25	$9.10774	to	$9.70400	$234	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	12	$9.16475	to	$9.42915	$111	0.00%	1.30%	to	1.95%	-9.33%	to	-8.03%
December 31, 2012	7	$10.38171	to	$10.39933	$68	0.00%	1.30%	to	1.75%	3.83%	to	4.00%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2015	571	$10.18463	to	$14.82181	$8,033	0.00%	0.55%	to	2.85%	-3.55%	to	6.06%
December 31, 2014	126	$10.95451	to	$15.01238	$1,827	0.00%	0.55%	to	2.30%	7.68%	to	9.61%
December 31, 2013	101	$12.28936	to	$13.63955	$1,362	0.00%	0.85%	to	2.30%	25.05%	to	33.36%
December 31, 2012	4	$10.18909	to	$10.21028	$40	0.00%	1.30%	to	1.85%	1.91%	to	2.11%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2015	71	$9.62765	to	$10.10096	$704	0.00%	1.30%	to	2.85%	-0.09%	to	1.52%
December 31, 2014	966	$9.63637	to	$9.94961	$9,468	0.00%	1.30%	to	2.85%	11.33%	to	13.12%
December 31, 2013	1,035	$8.65594	to	$8.79557	$9,045	0.00%	1.30%	to	2.85%	-13.44%	to	-12.04%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	31	$7.93315	to	$8.26760	$251	0.00%	0.55%	to	1.90%	-17.13%	to	-15.99%
December 31, 2014	15	$9.57322	to	$9.85401	$150	0.00%	0.55%	to	1.90%	-4.97%	to	-2.14%
December 31, 2013	5	$10.07351	to	$10.14041	$53	0.00%	1.15%	to	1.90%	0.75%	to	1.41%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2015	440	$10.36052	to	$12.75751	$5,391	0.00%	0.55%	to	2.70%	-6.18%	to	7.54%
December 31, 2014	411	$11.05572	to	$13.30316	$5,342	0.00%	0.55%	to	2.70%	9.84%	to	12.98%
December 31, 2013	163	$11.55659	to	$11.74413	$1,895	0.00%	0.85%	to	2.70%	15.59%	to	17.45%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	44	$7.52225	to	$9.72726	$346	0.00%	0.55%	to	1.70%	-18.26%	to	1.94%
December 31, 2014	16	$9.23266	to	$9.85996	$147	0.00%	0.55%	to	1.55%	-3.95%	to	-2.01%
December 31, 2013	1	$9.61277	to	$9.61912	$13	0.00%	1.45%	to	1.55%	-3.86%	to	-3.80%

	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2015	60,419	$9.86464	to	$10.09622	$596,025	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	34,124	$10.37423	to	$10.53178	$354,014	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	10,228	$9.51265	to	$9.57903	$97,295	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2015	2,097	$10.32010	to	$10.86804	$22,171	0.00%	0.55%	to	2.45%	-2.18%	to	-0.28%
December 31, 2014	1,565	$10.55060	to	$10.89838	$16,755	0.00%	0.55%	to	2.45%	1.04%	to	3.01%
December 31, 2013	731	$10.44187	to	$10.55835	$7,677	0.00%	0.85%	to	2.45%	4.44%	to	5.59%

	AST Franklin Templeton Founding Funds Plus Portfolio (available April 29, 2013) (expired October 16, 2015)
December 31, 2015	—	$10.10271	to	$10.70465	$—	0.00%	0.55%	to	2.85%	-5.47%	to	-3.70%
December 31, 2014	4,856	$10.68749	to	$11.11626	$53,046	0.00%	0.55%	to	2.85%	-0.36%	to	1.99%
December 31, 2013	2,011	$10.75656	to	$10.87654	$21,750	0.00%	0.85%	to	2.45%	7.59%	to	8.77%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2015	2,429	$9.62758	to	$10.05692	$23,950	0.00%	0.85%	to	2.45%	-2.55%	to	-0.95%
December 31, 2014	1,980	$9.87909	to	$10.15307	$19,831	0.00%	0.85%	to	2.45%	2.53%	to	4.21%
December 31, 2013	779	$9.63552	to	$9.74308	$7,550	0.00%	0.85%	to	2.45%	-3.63%	to	-2.56%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	27	$10.31617	to	$13.35121	$355	0.00%	0.55%	to	1.90%	-0.21%	to	7.26%
December 31, 2014	35	$11.15982	to	$13.19717	$456	0.00%	0.55%	to	1.85%	11.08%	to	12.55%
December 31, 2013	74	$11.65345	to	$11.70178	$857	0.00%	0.85%	to	1.45%	16.55%	to	17.03%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	24	$10.44196	to	$13.61715	$311	0.00%	0.55%	to	1.90%	-0.39%	to	8.62%
December 31, 2014	13	$11.16782	to	$13.48446	$170	0.00%	0.55%	to	1.50%	11.23%	to	14.61%
December 31, 2013	0(1)	$11.69306	to	$11.69306	$3	0.00%	1.45%	to	1.45%	16.94%	to	16.94%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2015	2,806	$11.08056	to	$11.44066	$31,560	0.00%	1.30%	to	2.85%	-0.91%	to	0.69%
December 31, 2014	288	$11.19944	to	$11.36236	$3,246	0.00%	1.30%	to	2.70%	11.99%	to	13.62%

A109

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2015	3,680	$10.43320	to	$10.71721	$38,695	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	1,715	$10.48352	to	$10.61730	$18,044	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2015	276	$10.04789	to	$10.12253	$2,782	0.00%	0.55%	to	0.83%	-1.79%	to	4.89%
December 31, 2014	82	$10.23141	to	$10.25115	$837	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2015	430	$10.06579	to	$10.28399	$4,400	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	159	$10.34076	to	$10.36085	$1,649	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2015	540	$9.95940	to	$10.49212	$5,627	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	104	$10.52974	to	$10.55012	$1,101	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2015	494	$9.46604	to	$9.87073	$4,724	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	100	$9.95303	to	$9.97233	$995	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2015	183	$9.26287	to	$9.95233	$1,707	0.00%	0.55%	to	0.73%	-4.35%	to	0.93%
December 31, 2014	44	$9.68459	to	$9.69330	$430	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2015	135	$10.04261	to	$10.08586	$1,362	0.00%	0.55%	to	0.73%	-2.12%	to	4.46%
December 31, 2014	27	$10.28185	to	$10.29105	$274	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2015	264	$9.77179	to	$9.84441	$2,594	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	123	$10.01270	to	$10.03217	$1,230	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2015	17	$9.08497	to	$10.06741	$155	0.00%	0.55%	to	0.86%	-6.38%	to	-3.25%
December 31, 2014	4	$9.70452	to	$9.71324	$40	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2015	54	$9.26283	to	$9.28317	$505	0.00%	0.55%	to	0.68%	-10.95%	to	-10.83%
December 31, 2014	7	$10.40129	to	$10.41061	$68	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2015	20	$9.44066	to	$9.85997	$185	0.00%	0.55%	to	0.73%	-2.92%	to	-0.98%
December 31, 2014	9	$9.72436	to	$9.73320	$91	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2015	789	$9.65663	to	$9.77688	$7,654	0.00%	0.85%	to	1.95%	-2.84%	to	-1.75%
December 31, 2014	5	$9.94406	to	$9.94406	$49	0.00%	1.45%	to	1.45%	-0.55%	to	-0.55%

	AST Bond Portfolio 2026 (Available January 2, 2015)
December 31, 2015	382	$9.83155	to	$9.99012	$3,786	0.00%	1.30%	to	2.85%	-1.68%	to	-0.10%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2015	30	$9.91954	to	$10.05358	$298	0.00%	0.55%	to	0.86%	-0.90%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2015	4	$10.11344	to	$10.11344	$40	0.00%	0.55%	to	0.55%	1.14%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2015	3	$9.43510	to	$9.43510	$26	0.00%	0.55%	to	0.55%	-5.64%	to	-5.64%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2015	19	$10.09710	to	$10.10343	$194	0.00%	0.55%	to	0.68%	0.98%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2015	16	$9.53894	to	$9.83983	$157	0.00%	0.55%	to	0.73%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2015	7	$9.38940	to	$9.39520	$66	0.00%	0.55%	to	0.68%	-6.10%	to	-6.04%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2015	6	$9.30695	to	$9.30695	$57	0.00%	0.55%	to	0.55%	-7.60%	to	-7.60%

A110

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2015	57	$9.64856	to	$9.79147	$555	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2015	12	$9.70442	to	$10.01474	$116	0.00%	0.55%	to	0.73%	-2.95%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2015	39	$9.61469	to	$9.87115	$383	0.00%	0.55%	to	0.73%	-3.85%	to	0.79%

	AST IVY Asset Strategy Portfolio (available July 13, 2015)
December 31, 2015	50	$9.13025	to	$10.03927	$462	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

	Blackrock Global Allocation V.I. Fund (Class 3) (available August 24, 2015)
December 31, 2015	143	$9.95939	to	$9.97066	$1,424	1.44%	0.55%	to	0.86%	1.58%	to	1.70%

	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2015	54	$9.98314	to	$9.98970	$534	5.36%	0.55%	to	0.73%	2.00%	to	2.07%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

A111

Note 7:	Financial Highlights (Continued)

B.	Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based Charge Level	Description of When Applicable
0.55%	Premier Investment Variable Annuity B Series - No Optional Benefits
0.55%	Premier Retirement Advisor – No Optional Benefits
0.68%	Premier Investment Variable Annuity C Series – No Optional Benefits
0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit (0.73% for Contracts issued on or after 8/24/2015)
0.83%	Premier Investment Variable Annuity C Series with Return of Premium Death Benefit (0.86% for Contracts issued on or after 8/24/2015)
0.85%	Premier Retirement Variable Annuity - No Optional Benefits
0.95%	Premier Bb Series – No Optional Benefits
Premier Retirement Advisor – With HAV
1.10%	Prudential Defined Income – No Optional Benefits
1.15%	Premier B Series – No Optional Benefits
Premier Retirement Advisor – With HD GRO II OR GRO Plus II
1.20%	Premier Bb Series with HAV
1.30%	Premier Bb Series - with HD GRO
Premier Retirement B – No Optional Benefits
1.35%	Discovery Choice Basic – No Optional Benefits
Premier Bb Series – with HAV
1.40%	No Optional Benefits
Discovery Select Variable Annuity
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with HAV
1.45%	Premier Bb with GMIB
Premier Retirement B Share – No Optional Benefits
Premier Retirement C – No Optional Benefits, after 9th anniversary (“Cliff” year)
Premier Retirement L – No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%	No Optional Benefits
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier B Series with HD GRO
1.52%	Strategic Partners Select GMDB with Step Up and Roll Up
1.55%	Premier X Series – No Optional Benefits
Premier B Series with HAV
Premier Bb Series with LT5 or HD5
Premier Bb Series with HD GRO

A112

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Premier Bb Series with HD GRO and HAV
Premier Retirement Advisor – With HAV and HD GRO II OR HAV and GRO Plus II
1.60%	No Optional Benefits
Strategic Partners FlexElite
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
1.65%	Discovery Choice Enhanced – No Optional Benefit
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with GMDB with Step Up and Roll Up
1.70%	GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
GMDB with-Greater of Roll Up and Step Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
GMDB with Step Up and Roll Up
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Premier Bb Series with SLT5 and GMIB and HAV
Premier Retirement B – With HAV
Premier Retirement L – No Optional Benefits
1.75%	Premier B Series with LT5 or HD5 or HD GRO
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier B Series with HD GRO and HAV Premier L Series with HAV
Premier Retirement C – No Optional Benefits
1.80%	Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced – Bonus Version with GMDB with Step Up and Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier X Series with HAV
Premier Bb Series with LT5 or HD5 and HAV
Premier Bb Series with HD GRO and HAV
1.85%	Premier L Series with HD GRO
Premier Retirement X – No Optional Benefits
1.90%	Premier B Series with SLT5
Premier L Series with HAV
Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
Premier X Series with HD GRO
Premier Retirement B – With HD GRO II OR GRO Plus II
Premier Retirement L – No Optional Benefits
Prudential Defined Income – With Defined Income Benefit
1.95%	Premier X Series with HAV
Premier Bb Series with HD GRO and HAV
Premier Retirement C Share – No Optional Benefits
2.00%	With LT5 or HD5

A113

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with LT5
Premier B Series with HD5 and HAV Premier B Series with HD GRO and HAV
2.10%	With LT5 or HD5
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier L Series with HD GRO
Premier L Series with HD GRO and HAV Premier Retirement L – With HAV
2.15%	With SLT5
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Premier B Series with HD GRO and HAV Premier X Series with LT5 or HD5
Premier X Series with HD GRO
Premier X Series with HD GRO and HAV Premier Retirement C – With HAV
2.20%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
2.25%	With SLT5
Premier L Series
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
Premier Retirement X – With HAV
2.30%	Premier X Series with SLT5
Strategic Partners Plus Enhanced – Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Premier Retirement B – With HAV and HD GRO II OR HAV and GRO Plus II
Premier Retirement L – With HD GRO II OR GRO Plus II
2.35%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series with LT5
Premier L Series with HD5 and HAV
Premier L Series with HD GRO and HAV
Premier Retirement C – With HD GRO II OR GRO Plus II
2.40%	With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Bonus Version
With LT5 or HD5 and GMDB with Step Up and Roll Up

A114

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Plus Enhanced – Bonus Version Premier X Series with LT5
Premier X Series with HD5 and HAV
Premier X Series with HD GRO and HAV
2.45%	Premier Retirement X – With HD GRO II OR GRO Plus II
2.50%	Premier L Series with HD GRO and HAV
2.55%	Premier X Series with HD GRO and HAV
2.70%	Premier Retirement L – With HAV and HD GRO II OR HAV and GRO Plus II
2.75%	Premier Retirement C – With HAV and HD GRO II OR HAV and GRO Plus II
2.85%	Premier Retirement X – With HAV and HD GRO II OR HAV and GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Annuity payments—represent periodic payments distributed under the terms of the Contract.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

Other charges—are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event

Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A115

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2016

A116

Company Financial Information

Appendix B

B-1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

Pruco Life Insurance Company of New Jersey
Consolidated Statements of Financial Position
As of December 31, 2015 and December 31, 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015-$1,087,582; 2014–$911,279)	$1,105,195	$973,483
Equity securities, available-for-sale, at fair value (cost: 2015–$18,275; 2014–$8,291)	17,084	8,295
Trading account assets, at fair value	15,491	9,679
Policy loans	185,508	182,560
Short-term investments	715	15,469
Commercial mortgage and other loans	248,209	283,057
Other long-term investments	60,454	47,855
Total investments	1,632,656	1,520,398
Cash and cash equivalents	160,737	100,919
Deferred policy acquisition costs	468,743	457,420
Accrued investment income	16,644	14,768
Reinsurance recoverables	1,634,696	1,436,470
Receivables from parent and affiliates	35,689	42,825
Deferred sales inducements	63,043	76,534
Other assets	6,413	8,161
Separate account assets	11,613,148	11,376,940
TOTAL ASSETS	$15,631,769	$15,034,435
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$1,680,586	$1,475,803
Future policy benefits and other policyholder liabilities	1,450,110	1,342,111
Cash collateral for loaned securities	3,030	4,455
Income taxes	(2,631)	11,672
Short-term debt to affiliates	24,000	24,000
Long-term debt to affiliates	92,000	97,000
Payables to parent and affiliates	8,441	7,309
Other liabilities	96,476	80,138
Separate account liabilities	11,613,148	11,376,940
TOTAL LIABILITIES	14,965,160	14,419,428
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($5 par value; 400,000 shares authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	208,314	210,818
Retained earnings	444,514	368,450
Accumulated other comprehensive income	11,781	33,739
TOTAL EQUITY	666,609	615,007
TOTAL LIABILITIES AND EQUITY	$15,631,769	$15,034,435
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$14,991	$14,323	$14,893
Policy charges and fee income	197,535	181,086	156,811
Net investment income	68,891	67,872	68,653
Asset administration fees	38,370	38,264	33,752
Other income	2,495	2,558	3,410
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,093)	(103)	—
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	32	79	—
Other realized investment gains (losses), net	6,814	(73,246)	22,581
Total realized investment gains (losses), net	5,753	(73,270)	22,581
TOTAL REVENUES	328,035	230,833	300,100
BENEFITS AND EXPENSES
Policyholders’ benefits	27,399	26,605	22,893
Interest credited to policyholders’ account balances	50,047	45,830	17,173
Amortization of deferred policy acquisition costs	59,327	37,692	(44,181)
General, administrative and other expenses	101,835	102,665	73,006
TOTAL BENEFITS AND EXPENSES	238,608	212,792	68,891
INCOME FROM OPERATIONS BEFORE INCOME TAXES	89,427	18,041	231,209
Total income tax expense (benefit)	13,363	(10,224)	65,366
NET INCOME	$76,064	$28,265	$165,843
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(86)	(125)	38
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(31,993)	30,963	(42,217)
Reclassification adjustment for (gains) losses included in net income	(1,702)	(5,242)	(4,511)
Net unrealized investment gains (losses)	(33,695)	25,721	(46,728)
Other comprehensive income (loss), before tax	(33,781)	25,596	(46,690)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(30)	(44)	13
Net unrealized investment gains (losses)	(11,793)	9,002	(16,355)
Total	(11,823)	8,958	(16,342)
Other comprehensive income (loss), net of tax	(21,958)	16,638	(30,348)
COMPREHENSIVE INCOME	$54,106	$44,903	$135,495
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,000	$211,049	$409,342	$47,449	$669,840
Contributed/(distributed) capital- parent/child asset transfers		98			98
Dividend to parent			(155,000)		(155,000)
Comprehensive income (loss):
Net income (loss)			165,843		165,843
Other comprehensive income (loss), net of tax				(30,348)	(30,348)
Total comprehensive income (loss)					135,495
Balance, December 31, 2013	$2,000	$211,147	$420,185	$17,101	$650,433
Contributed/(distributed) capital- parent/child asset transfers		(329)			(329)
Dividend to parent			(80,000)		(80,000)
Comprehensive income (loss):
Net income (loss)			28,265		28,265
Other comprehensive income (loss), net of tax				16,638	16,638
Total comprehensive income (loss)					44,903
Balance, December 31, 2014	$2,000	$210,818	$368,450	$33,739	$615,007
Contributed/(distributed) capital- parent/child asset transfers		(2,504)			(2,504)
Comprehensive income (loss):
Net income (loss)			76,064		76,064
Other comprehensive income (loss), net of tax				(21,958)	(21,958)
Total comprehensive income (loss)					54,106
Balance, December 31, 2015	$2,000	$208,314	$444,514	$11,781	$666,609
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$76,064	$28,265	$165,843
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	8,047	6,016	7,462
Interest credited to policyholders’ account balances	50,047	45,830	17,173
Realized investment (gains) losses, net	(5,753)	73,270	(22,581)
Amortization and other non-cash items	(13,050)	(12,397)	(11,323)
Change in:
Future policy benefits and other policyholder liabilities	157,138	152,600	148,527
Reinsurance recoverables	(153,690)	(121,292)	(157,241)
Accrued investment income	(1,876)	257	757
Net payables to/receivables from parent and affiliates	4,807	(2,502)	(959)
Deferred policy acquisition costs	(698)	(22,515)	(98,081)
Income taxes	(1,132)	(20,576)	73,312
Deferred sales inducements	(678)	(842)	(1,793)
Derivatives, net	1,049	1,530	(620)
Other, net	17,406	(8,265)	7,255
Cash flows from operating activities	$137,681	$119,379	$127,731
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$124,482	$151,419	$239,272
Short-term investments	99,898	47,153	20,680
Policy loans	23,785	27,422	24,664
Ceded policy loans	(1,799)	(3,453)	(3,527)
Commercial mortgage and other loans	37,099	21,258	25,683
Other long-term investments	3,310	210	2,110
Equity securities, available-for-sale	2,122	7,808	6,650
Trading account assets	—	—	1,499
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(301,629)	(168,537)	(148,365)
Short-term investments	(83,642)	(57,434)	(23,631)
Policy loans	(21,128)	(22,786)	(17,687)
Ceded policy loans	2,981	2,166	2,224
Commercial mortgage and other loans	(2,096)	(10,989)	(96,841)
Other long-term investments	(1,411)	(2,479)	(8,946)
Equity securities, available-for-sale	(12,032)	(15,551)	(5,253)
Trading account assets	(5,999)	(10,000)	—
Notes receivable from parent and affiliates, net	3,432	(3,060)	(2,235)
Derivatives, net	(293)	(306)	(51)
Other, net	(55)	233	(123)
Cash flows from (used in) investing activities	$(132,975)	$(36,926)	$16,123
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$383,590	$271,937	$230,627
Ceded policyholders’ account deposits	(146,920)	(93,043)	(124,909)
Policyholders’ account withdrawals	(178,765)	(130,985)	(130,982)
Ceded policyholders’ account withdrawals	4,972	6,991	10,785
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(1,425)	374	1,947
Dividend to parent	—	(80,000)	(155,000)
Contributed (distributed) capital - parent/child asset transfers	(3,852)	(506)	150
Proceeds from the issuance of debt (maturities longer than 90 days)	45,000	28,000	32,000
Repayments of debt (maturities longer than 90 days)	(50,000)	(24,000)	(24,000)
Drafts outstanding	2,512	(943)	5,573
Cash flows from (used in) financing activities	$55,112	$(22,175)	$(153,809)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	59,818	60,278	(9,955)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	100,919	40,641	50,596
CASH AND CASH EQUIVALENTS, END OF YEAR	$160,737	$100,919	$40,641
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$14,494	$10,352	$(7,265)
Interest paid	$3,123	$2,810	$2,341
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey, or “PLNJ”, is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
PLNJ has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments. PLNJ and its subsidiary are together referred to as the the ("Company", "we" or "our") and all financial information is shown on a consolidated basis.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, deferred sales inducements (“DSI”), future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans are included in “Net investment income”.
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.
The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into Net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred sales inducements
The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.
Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Future Policy Benefits
The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives.
See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or “PSF”, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments”, or as liabilities, within “Other liabilities”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities”, respectively. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 8 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables-Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 3.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables-Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740)) Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Interbank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.
In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

3.	INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,582	$3,010	$—	$26,592	$—
Obligations of U.S. states and their political subdivisions	127,734	4,048	409	131,373	—
Foreign government bonds	8,211	29	1,122	7,118	—
Public utilities	152,580	5,656	2,374	155,862	—
All other U.S. public corporate securities	291,835	13,145	5,306	299,674	(45)
All other U.S. private corporate securities	162,781	3,718	3,458	163,041	—
All other foreign public corporate securities	29,507	1,432	1,359	29,580	—
All other foreign private corporate securities	163,641	2,824	6,629	159,836	—
Asset-backed securities (1)	47,898	606	258	48,246	(79)
Commercial mortgage-backed securities	62,355	2,126	41	64,440	—
Residential mortgage-backed securities (2)	17,458	1,982	7	19,433	(177)
Total fixed maturities, available-for-sale	$1,087,582	$38,576	$20,963	$1,105,195	$(301)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$18,275	$28	$1,219	$17,084
Non-redeemable preferred stocks	—	—	—	—
Total equity securities, available-for-sale	$18,275	$28	$1,219	$17,084

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.5 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,991	$3,590	$—	$27,581	$—
Obligations of U.S. states and their political subdivisions	39,343	1,846	—	41,189	—
Foreign government bonds	6,344	149	—	6,493	—
Public utilities	109,686	10,305	21	119,970	—
All other U.S. public corporate securities	226,026	23,017	390	248,653	(45)
All other U.S. private corporate securities	191,898	8,273	256	199,915	—
All other foreign public corporate securities	25,086	2,388	83	27,391	—
All other foreign private corporate securities	154,450	7,316	1,182	160,584	—
Asset-backed securities (1)	38,069	1,295	152	39,212	(79)
Commercial mortgage-backed securities	74,610	3,487	13	78,084	—
Residential mortgage-backed securities (2)	21,776	2,643	8	24,411	(242)
Total fixed maturities, available-for-sale	$911,279	$64,309	$2,105	$973,483	$(366)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$8,238	$83	$118	$8,203
Non-redeemable preferred stocks	53	39	—	92
Total equity securities, available-for-sale	$8,291	$122	$118	$8,295

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$56,384	$54,298
Due after one year through five years	207,606	216,519
Due after five years through ten years	157,830	158,671
Due after ten years	538,051	543,588
Asset-backed securities	47,898	48,246
Commercial mortgage-backed securities	62,355	64,440
Residential mortgage-backed securities	17,458	19,433
Total	$1,087,582	$1,105,195
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$4,300	$49,137	$108,332
Proceeds from maturities/repayments	119,987	102,303	131,032
Gross investment gains from sales, prepayments and maturities	2,689	5,160	5,704
Gross investment losses from sales and maturities	—	(249)	(1,379)
Equity securities, available-for-sale
Proceeds from sales	$2,122	$7,808	$6,650
Gross investment gains from sales	74	456	587
Gross investment losses from sales	—	—	(395)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,061)	$(25)	$—
Writedowns for impairments on equity securities	—	—	(6)

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014
	(in thousands)
Balance, beginning of period	$663	$716
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(46)	(42)
Additional credit loss impairments recognized in the current period on securities previously impaired	26	—
Increases due to the passage of time on previously recorded credit losses	21	21
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(13)	(32)
Balance, end of period	$651	$663
Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Trading account assets	(in thousands)
Fixed maturities	$10,000	$8,441	$10,000	$9,679
Equity securities	5,999	7,050	—	—
Total trading account assets	$15,999	$15,491	$10,000	$9,679
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $(0.2) million, $(0.3) million and $0.3 million during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$79,481	33.1%	$89,817	32.6%
Retail	62,881	26.2	64,149	23.3
Industrial	25,059	10.4	35,190	12.8
Office	21,058	8.8	29,997	10.9
Other	17,803	7.4	18,061	6.6
Hospitality	23,176	9.6	23,725	8.6
Total commercial mortgage loans	229,458	95.5	260,939	94.8
Agricultural property loans	10,769	4.5	14,479	5.2
Total commercial mortgage and agricultural property loans by property type	240,227	100.0%	275,418	100.0%
Valuation allowance	(428)		(771)
Total net commercial mortgage and agricultural property loans by property type	239,799		274,647
Other loans
Uncollateralized loans	8,410		8,410
Valuation allowance	—		—
Total net other loans	8,410		8,410
Total commercial mortgage and other loans	$248,209		$283,057

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in Illinois (17%), Texas (16%), and New York (11%)) and include loans secured by properties in Europe at December 31, 2015.
Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for credit losses, beginning of year	$771	$1,785	$1,162
Addition to (release of) allowance for losses	(343)	(1,014)	623
Total ending balance (1)	$428	$771	$1,785

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2015, 2014 and 2013.
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$—	$—
Collectively evaluated for impairment (2)	428	771
Total ending balance	$428	$771
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$—	$—
Gross of reserves: collectively evaluated for impairment (2)	248,637	283,828
Total ending balance, gross of reserves	$248,637	$283,828

(1)	There were no loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $10.8 million and $14.5 million at December 31, 2015 and 2014, respectively, and an allowance of less than $0.1 million at December 31, 2015 and 2014. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at December 31, 2015 and 2014 and no related allowance at both period ends.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance for losses at both December 31, 2015 and 2014.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$158,983	$1,993	$—	$160,976
60%-69.99%	60,849	—	—	60,849
70%-79.99%	11,312	2,687	—	13,999
Greater than 80%	—	2,938	1,465	4,403
Total commercial mortgage and agricultural property loans	$231,144	$7,618	$1,465	$240,227

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$162,454	$—	$1,634	$164,088
60%-69.99%	84,761	—	4,878	89,639
70%-79.99%	14,389	2,796	—	17,185
Greater than 80%	2,991	—	1,515	4,506
Total commercial mortgage and agricultural property loans	$264,595	$2,796	$8,027	$275,418
As of both December 31, 2015 and 2014, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2015 and 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective year. See Note 2 for additional information related to the accounting for troubled debt restructurings.
As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Company’s investment in separate accounts	$1,853	$1,606
Joint ventures and limited partnerships	41,106	38,920
Derivatives	17,495	7,329
Total other long-term investments	$60,454	$47,855

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale	$44,959	$44,073	$46,071
Trading account assets	866	119	11
Commercial mortgage and other loans	13,528	13,686	13,831
Policy loans	10,335	10,127	9,901
Short-term investments and cash equivalents	218	79	63
Other long-term investments	2,632	3,103	2,105
Gross investment income	72,538	71,187	71,982
Less: investment expenses	(3,647)	(3,315)	(3,329)
Net investment income	$68,891	$67,872	$68,653

There were no non-income producing assets as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.

As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.
Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities	$1,628	$4,786	$4,325
Equity securities	74	456	186
Commercial mortgage and other loans	343	1,015	(623)
Short-term investments and cash equivalents	—	2	2
Joint ventures and limited partnerships	320	210	(13)
Derivatives	3,388	(79,739)	18,704
Realized investment gains (losses), net	$5,753	$(73,270)	$22,581
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2012	$43	$47,406	$47,449
Change in component during period (2)	25	(30,373)	(30,348)
Balance, December 31, 2013	$68	$17,033	$17,101
Change in component during period (2)	(81)	16,719	16,638
Balance, December 31, 2014	$(13)	$33,752	$33,739
Change in other comprehensive income before reclassifications	(86)	(31,993)	(32,079)
Amounts reclassified from AOCI	—	(1,702)	(1,702)
Income tax benefit (expense)	30	11,793	11,823
Balance, December 31, 2015	$(69)	$11,850	$11,781

(1)	Includes cash flow hedges of $5.7 million, $0.2 million and $(3.1) million as of December 31, 2015, 2014 and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$249	$230	$(237)
Net unrealized investment gains (losses) on available-for-sale securities (4)	1,453	5,012	4,748
Total net unrealized investment gains (losses)	1,702	5,242	4,511
Total reclassifications for the period	$1,702	$5,242	$4,511

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$230	$95	$164	$(172)	$317
Net investment gains (losses) on investments arising during the period	126	—	—	(44)	82
Reclassification adjustment for (gains) losses included in net income	(132)	—	—	46	(86)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(723)	—	253	(470)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(12)	4	(8)
Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)
Net investment gains (losses) on investments arising during the period	13	—	—	(5)	8
Reclassification adjustment for (gains) losses included in net income	(12)	—	—	4	(8)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	77	—	(27)	50
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(30)	11	(19)
Balance, December 31, 2014	$225	$(551)	$122	$70	$(134)
Net investment gains (losses) on investments arising during the period	(20)	—	—	7	(13)
Reclassification adjustment for (gains) losses included in net income	6	—	—	(2)	4
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	744	—	(260)	484
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	18	(6)	12
Balance, December 31, 2015	$211	$193	$140	$(191)	$353

(1)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$89,750	$(26,309)	$9,001	$(25,354)	$47,088
Net investment gains (losses) on investments arising during the period	(49,387)	—	—	17,285	(32,102)
Reclassification adjustment for (gains) losses included in net income	(4,379)	—	—	1,534	(2,845)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	14,655	—	(5,129)	9,526
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(6,875)	2,406	(4,469)
Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198
Net investment gains (losses) on investments arising during the period	32,609	—	—	(11,413)	21,196
Reclassification adjustment for (gains) losses included in net income	(5,230)	—	—	1,830	(3,400)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(4,521)	—	1,582	(2,939)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	2,816	(985)	1,831
Balance, December 31, 2014	$63,363	$(16,175)	$4,942	$(18,244)	$33,886
Net investment gains (losses) on investments arising during the period	(38,860)	—	—	13,600	(25,260)
Reclassification adjustment for (gains) losses included in net income	(1,708)	—	—	598	(1,110)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	10,509	—	(3,678)	6,831
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(4,385)	1,535	(2,850)
Balance, December 31, 2015	$22,795	$(5,666)	$557	$(6,189)	$11,497

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.
Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$211	$225	$224
Fixed maturity securities, available-for-sale - all other	17,402	61,979	37,569
Equity securities, available-for-sale	(1,191)	4	25
Derivatives designated as cash flow hedges (1)	5,651	159	(3,057)
Other investments	933	1,221	1,447
Net unrealized gains (losses) on investments	$23,006	$63,588	$36,208

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$10,312	$409	$—	$—	$10,312	$409
Foreign government bonds	3,079	271	1,813	851	4,892	1,122
Public utilities	58,351	2,374	—	—	58,351	2,374
All other U.S. public corporate securities	76,154	4,478	7,342	828	83,496	5,306
All other U.S. private corporate securities	52,647	3,458	—	—	52,647	3,458
All other foreign public corporate securities	8,252	835	1,295	524	9,547	1,359
All other foreign private corporate securities	41,343	2,712	26,304	3,917	67,647	6,629
Asset-backed securities	18,052	141	10,672	117	28,724	258
Commercial mortgage-backed securities	12,059	35	398	6	12,457	41
Residential mortgage-backed securities	361	7	—	—	361	7
Total	$280,610	$14,720	$47,824	$6,243	$328,434	$20,963
Equity securities, available-for-sale	$12,145	$931	$3,712	$288	$15,857	$1,219

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$—	$—	$—	$—	$—	$—
Public utilities	4,733	21	—	—	4,733	21
All other U.S. public corporate securities	6,101	361	3,194	29	9,295	390
All other U.S. private corporate securities	—	—	14,548	256	14,548	256
All other foreign public corporate securities	1,738	83	—	—	1,738	83
All other foreign private corporate securities	20,747	1,112	3,775	70	24,522	1,182
Asset-backed securities	1,988	5	11,387	147	13,375	152
Commercial mortgage-backed securities	9,016	9	402	4	9,418	13
Residential mortgage-backed securities	456	8	—	—	456	8
Total	$44,779	$1,599	$33,306	$506	$78,085	$2,105
Equity securities, available-for-sale	$5,882	$118	$—	$—	$5,882	$118

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, were composed of $16.8 million and $1.2 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4.2 million and $0.9 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $6.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, capital goods and finance sectors of the Company’s corporate securities. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company’s corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.
At both December 31, 2015 and 2014, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.
Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $3 million of securities lending transactions recorded as "Cash collateral loaned for securities," all of which were corporate securities. The remaining contractual maturity of all securities lending transactions is overnight and continuous. As of December 31, 2015, the Company had no repurchase transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale	$2,905	$4,269
Total securities pledged	$2,905	$4,269
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $3 million and $5 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $97 million and $38 million at December 31, 2015 and 2014, respectively, none of which had either been sold or repledged.
Fixed maturities of less than $1 million at December 31, 2015 and 2014, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$457,420	$439,315	$327,832
Capitalization of commissions, sales and issue expenses	60,024	60,207	53,901
Amortization- Impact of assumption and experience unlocking and true-ups	6,125	23,034	(15,114)
Amortization- All other	(65,452)	(60,726)	59,295
Change in unrealized investment gains and losses	10,626	(4,410)	13,402
Balance, end of year	$468,743	$457,420	$439,315

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

DAC include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).
Ceded capitalization was $52 million, $41 million and $48 million in 2015, 2014 and 2013, respectively. Ceded amortization amounted to $18 million, $28 million and $10 million in 2015, 2014 and 2013, respectively. The ceded portion of the impact of changes in unrealized gains (losses) resulted in decreases in the deferred acquisition cost asset of $8 million and $20 million in 2015 and 2013, respectively, and an increase in the deferred acquisition cost asset of $10 million in 2014.

5.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31, for the years indicated were as follows:

	2015	2014
	(in thousands)
Life insurance	$974,108	$889,556
Individual annuities and supplementary contracts	23,297	20,220
Other contract liabilities	452,705	432,335
Total future policy benefits and other policyholder liabilities	$1,450,110	$1,342,111
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.9% to 4.4%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 are as follows:

	2015	2014
	(in thousands)
Universal life contracts	$1,246,611	$1,090,721
Individual annuities	258,299	222,252
Guaranteed interest accounts	30,164	32,217
Other	145,512	130,613
Total policyholders’ account balances	$1,680,586	$1,475,803
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for universal life contracts range from 0.6% to 4.5%. Interest crediting rates for individual annuities range from 0.1% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.5% for other.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

6.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$6,770,691	N/A	$6,546,610	N/A
Net amount at risk	$37,256	N/A	$2,887	N/A
Average attained age of contractholders	63 years	N/A	62 years	N/A
Minimum return or contract value
Account value	$1,935,482	$8,013,005	$2,020,664	$7,837,167
Net amount at risk	$83,010	$214,361	$10,123	$100,125
Average attained age of contractholders	66 years	64 years	65 years	62 years
Average period remaining until earliest expected annuitization	N/A	0	N/A	0.02 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2015	December 31, 2014
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$692,364	$726,853
General account value	$552,888	$440,913
Net amount at risk	$12,072,957	$9,970,707
Average attained age of contractholders	53 years	52 years
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Equity funds	$5,048,026	$5,120,921
Bond funds	3,102,431	2,836,575
Money market funds	313,040	402,526
Total	$8,463,497	$8,360,022
In addition to the above mentioned amounts invested in separate account investment options, $243 million and $207 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balances as of December 31, 2012	$2,611	$33,079	$2,290	$116,672	$154,652
Incurred guarantee benefits (1)	116	6,802	(1,277)	(154,862)	(149,221)
Paid guarantee benefits	(147)	—	(52)	—	(199)
Other	109	2,574	12	—	2,695
Balance as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927
Incurred guarantee benefits (1)	5,428	20,545	915	467,026	493,914
Paid guarantee benefits	(264)	(1,050)	—	—	(1,314)
Other	141	7,262	6	—	7,409
Balance as of December 31, 2014	$7,994	$69,212	$1,894	$428,836	$507,936
Incurred guarantee benefits (1)	3,409	25,049	(424)	20,236	48,270
Paid guarantee benefits	(720)	(5,174)	(12)	—	(5,906)
Other	(102)	(4,911)	(12)	—	(5,025)
Balance as of December 31, 2015	$10,581	$84,176	$1,446	$449,072	$545,275

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements
The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2015	2014	2013

	(in thousands)
Balance, beginning of year	$76,534	$88,350	$70,728
Capitalization	678	842	1,793
Amortization- Impact of assumption and experience unlocking and true-ups	1,348	3,108	1,799
Amortization- All other	(16,144)	(15,733)	13,501
Change in unrealized investment gains (losses)	627	(33)	529
Balance, end of year	$63,043	$76,534	$88,350

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $62 million, $60 million and $81 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company amounted to $410 million and $352 million at December 31, 2015 and 2014, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $67 million in 2016 without prior approval. The Company did not pay a dividend in 2015. The Company paid dividends to Pruco Life of $80 million and $155 million in 2014 and 2013 respectively.

8.	INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit):
U.S. Federal	$21,849	$21,129	$33,370
Total	21,849	21,129	33,370
Deferred tax expense (benefit):
U.S. Federal	(8,486)	(31,353)	31,996
Total	(8,486)	(31,353)	31,996
Total income tax expense (benefit) from operations	13,363	(10,224)	65,366
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(11,823)	8,958	(16,342)
Additional paid-in capital	(1,348)	(177)	53
Total income tax expense (benefit)	$192	$(1,443)	$49,077

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s actual income tax expense (benefit) for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2015	2014	2013
	(in thousands)
Expected federal income tax expense (benefit)	$31,299	$6,314	$80,923
Non-taxable investment income	(16,021)	(13,891)	(13,840)
Tax credits	(2,008)	(2,884)	(1,789)
Other	93	237	72
Total income tax expense (benefit) on income from continuing operations	$13,363	$(10,224)	$65,366
The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts and the Company’s taxable income before the DRD.
In August 2007, the Internal IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014
	(in thousands)
Deferred tax assets
Insurance reserves	$149,569	$152,757
Deferred tax assets	149,569	152,757
Deferred tax liabilities
Deferred policy acquisition costs	105,590	107,495
Deferred sales inducements	22,065	26,787
Net unrealized gains on securities	6,074	22,200
Investments	5,251	6,884
Other	701	1,161
Deferred tax liabilities	139,681	164,527
Net deferred tax asset (liability)	$9,888	$(11,770)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2015, and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from operations before income taxes includes income from domestic operations of $89 million, $18 million and $231 million, and no income from foreign operation for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and Comprehensive Income and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2007 through 2015.
For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions program are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.	FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), certain short-term investments and certain cash equivalents, and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$26,592	$—	$—	$26,592
Obligations of U.S. states and their political subdivisions	—	131,373	—	—	131,373
Foreign government bonds	—	7,118	—	—	7,118
U.S. corporate public securities	—	401,754	—	—	401,754
U.S. corporate private securities	—	204,659	9,781	—	214,440
Foreign corporate public securities	—	29,580	—	—	29,580
Foreign corporate private securities	—	154,191	8,028	—	162,219
Asset-backed securities (5)	—	23,100	25,146	—	48,246
Commercial mortgage-backed securities	—	64,440	—	—	64,440
Residential mortgage-backed securities	—	19,433	—	—	19,433
Sub-total	—	1,062,240	42,955	—	1,105,195
Trading account assets:
Equity securities	—	—	7,050	—	7,050
Corporate securities	—	8,441	—	—	8,441
Sub-total	—	8,441	7,050	—	15,491
Equity securities, available-for-sale	—	17,084	—	—	17,084
Short-term investments	715	—	—	—	715
Cash equivalents	30,998	31,982	—	—	62,980
Other long-term investments	—	16,245	222	(364)	16,103
Reinsurance recoverables	—	—	356,337	—	356,337
Receivables from parent and affiliates	—	8,966	3,511	—	12,477
Sub-total excluding separate account assets	31,713	1,144,958	410,075	(364)	1,586,382
Separate account assets (2)	—	11,605,964	7,184	—	11,613,148
Total assets	$31,713	$12,750,922	$417,259	$(364)	$13,199,530
Future policy benefits (3)	$—	$—	$449,073	$—	$449,073
Payables to parent and affiliates	—	364	—	(364)	—
Total liabilities	$—	$364	$449,073	$(364)	$449,073

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2014(4)
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$27,581	$—	$—	$27,581
Obligations of U.S. states and their political subdivisions	—	41,189	—	—	41,189
Foreign government bonds	—	6,493	—	—	6,493
U.S. corporate public securities	—	316,274	537	—	316,811
U.S. corporate private securities	—	243,251	5,818	—	249,069
Foreign corporate public securities	—	27,390	—	—	27,390
Foreign corporate private securities	—	158,802	4,441	—	163,243
Asset-backed securities (5)	—	29,120	10,092	—	39,212
Commercial mortgage-backed securities	—	78,084	—	—	78,084
Residential mortgage-backed securities	—	24,411	—	—	24,411
Sub-total	—	952,595	20,888	—	973,483
Trading account assets:
Corporate securities	—	9,679	—	—	9,679
Sub-total	—	9,679	—	—	9,679
Equity securities, available-for-sale	—	8,203	92	—	8,295
Short-term investments	470	14,999	—	—	15,469
Cash equivalents	40,000	21,259	—	—	61,259
Other long-term investments	—	8,753	253	(1,424)	7,582
Reinsurance recoverables	—	—	339,982	—	339,982
Receivables from parent and affiliates	—	10,013	4,594	—	14,607
Sub-total excluding separate account assets	40,470	1,025,501	365,809	(1,424)	1,430,356
Separate account assets (2)	—	11,370,061	6,879	—	11,376,940
Total assets	$40,470	$12,395,562	$372,688	$(1,424)	$12,807,296
Future policy benefits (3)	$—	$—	$428,837	$—	$428,837
Payables to parent and affiliates	—	1,424	—	(1,424)	—
Total liabilities	$—	$1,424	$428,837	$(1,424)	$428,837

(1)	“Netting” amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
For the year ended December 31, 2015, the net embedded derivative liability position of $449 million includes $76 million of embedded derivatives in an asset position and $525 million of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets – Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under “Fixed maturity Securities” and below under “Equity Securities.”
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
To reflect the market’s perception of the Company's counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 – Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$17,809	$—	$17,809
Asset-backed securities	66	25,080	25,146
Equity securities	—	7,050	7,050
Other long-term investments	—	222	222
Reinsurance recoverables	356,337	—	356,337
Receivables from parent and affiliates		3,511	3,511
Subtotal excluding separate account assets	374,212	35,863	410,075
Separate account assets	7,184	—	7,184
Total assets	$381,396	$35,863	$417,259
Future policy benefits	$449,073	$—	$449,073
Total liabilities	$449,073	$—	$449,073

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$10,258	$538	$10,796
Asset-backed securities	101	9,991	10,092
Equity securities	92	—	92
Other long-term investments	—	253	253
Reinsurance recoverables	339,982	—	339,982
Receivables from parent and affiliates	—	4,594	4,594
Subtotal excluding separate account assets	350,433	15,376	365,809
Separate account assets	6,879	—	6,879
Total assets	$357,312	$15,376	$372,688
Future policy benefits	$428,837	$—	$428,837
Total liabilities	$428,837	$—	$428,837

(1)	Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$17,809	Discounted cash flow	Discount rate	5.76%	7.98%	6.71%	Decrease
Reinsurance recoverables	$356,337	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits (2)	$449,073	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0.06%	1.76%		Decrease
			Utilization rate (5)	56%	96%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$10,258	Discounted cash flow	Discount rate	10.47%	10.55%	10.48%	Decrease
Reinsurance recoverables	$339,982	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits (2)	$428,837	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0%	1.30%		Decrease
			Utilization rate (5)	63%	96%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations and Comprehensive Income. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:
Real Estate and Other Invested Assets – Separate account assets include $7.2 and $6.9 million of investments in real estate as of December 31, 2015 and 2014, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.75% to 10.00% (6.07% weighted average) as of December 31, 2015 and 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and discount rates which ranged from 6.00% to 11.00% (6.95% weighted average) as of December 31, 2015 and 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2015
	Fixed Maturities - Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$537	$5,818	$—	$4,441	$10,092	$—	$92
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(67)	—	(973)	7	—	52
Asset management fees and other income	—	—	—	—	—	1,051	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
Included in other comprehensive income (loss)	(8)	(186)	5	280	(106)	—	(39)
Net investment income	(1)	7	—	(22)	(12)	—	—
Purchases	—	13,610	364	537	17,727	—	—
Sales	—	(4,437)	—	(69)	(2,000)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	—	(4,964)	—	(5,475)	(789)	—	(105)
Transfers into Level 3 (2)	—	—	—	9,309	9,404	—	—
Transfers out of Level 3 (2)	(528)	—	(369)	—	(9,177)	—	—
Other (4)	—	—	—	—	—	5,999	—
Fair value, end of period	$—	$9,781	$—	$8,028	$25,146	$7,050	$—
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$1,051	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$253	$339,982	$4,594	$6,879	$(428,837)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(7)	(35,413)	—	—	44,114
Asset management fees and other income	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	305	—
Included in other comprehensive income (loss)	9	—	(53)	—	—
Net investment income	8	—	1	—	—
Purchases	—	51,768	—	—	—
Sales	—	—	—	—	—
Issuances	(41)	—	—	—	(64,350)
Settlements	—	—	—	—	—
Transfers into Level 3 (2)	—	—	3,964	—	—
Transfers out of Level 3 (2)	—	—	(4,995)	—	—
Fair value, end of period	$222	$356,337	$3,511	$7,184	$(449,073)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(28,430)	$—	$—	$35,179
Asset management fees and other income	$(7)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$304	$—

	Year Ended December 31, 2014(6)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities (7)	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$270	$—	$4,092	$16,023	$79
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	168	58	—
Asset management fees and other income	—	—	—	—	—	—
Included in other comprehensive income (loss)	6	519	—	(76)	—	13
Net investment income	(5)	—	—	43	(45)	—
Purchases	869	10,030	—	660	40	—
Sales	—	(5,001)	—	(253)	—	—
Issuances	—	—	—	—	—	—
Settlements	—	—	—	(193)	(5,752)	—
Transfers into Level 3 (2)	537	—	—	—	7,938	—
Transfers out of Level 3 (2)	(870)	—	—	—	(8,170)	—
Fair value, end of period	$537	$5,818	$—	$4,441	$10,092	$92
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

			Year Ended December 31, 2014
	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$(43,340)	$3,138	$6,692	$38,190
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	335,729	—	—	(409,978)
Asset management fees and other income	(6)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	187	—
Included in other comprehensive income (loss)	—	—	(84)	—	—
Net investment income	—	—	—	—	—
Purchases	66	47,593	4,000	—	—
Sales	—	—	—	—	—
Issuances	—	—	—	—	(57,049)
Settlements	(2)	—	—	—	—
Transfers into Level 3 (2)	—	—	992	—	—
Transfers out of Level 3 (2)	—	—	(3,452)	—	—
Other (4) (5)	195	—	—	—	—
Fair value, end of period	$253	$339,982	$4,594	$6,879	$(428,837)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$335,135	$—	$—	$(409,525)
Asset management fees and other income	$(6)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$187	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013(6)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities (7)	Trading Account Assets- Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$916	$863	$—	$4,294	$18,301	$1,390	$1,067
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(88)	—	1	—	—	483
Asset management fees and other income	—	—	—	—	—	109	—
Included in other comprehensive income (loss)	29	40	—	(164)	86	—	11
Net investment income	(4)	—	—	40	244	—	—
Purchases	—	251	—	101	12,016	—	—
Sales	—	(1)	—	—	—	(1,499)	(1,482)
Issuances	—	—	—	—	—	—	—
Settlements	—	(795)	—	(180)	(5,109)	—	—
Transfers into Level 3 (2)	—	—	—	—	—	—	—
Transfers out of Level 3 (2)	(941)	—	—	—	(7,518)	—	—
Other (4)	$—	$—	$—	$—	$(1,997)	$—	$—
Fair value, end of period	$—	$270	$—	$4,092	$16,023	$—	$79
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$25	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013
	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$998	$6,201	$(116,673)	$85,164
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	204,349	(169,386)
Asset management fees and other income	—	491	—	—
Interest credited to policyholders’ account balances	—	—	—	—
Included in other comprehensive income (loss)	(9)	—	—	—
Net investment income	—	—	—	—
Purchases	3,648	—	—	40,882
Sales	(2,497)	—	—	—
Issuances	—	—	(49,486)	—
Settlements	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—
Transfers out of Level 3 (2)	(999)	—	—	—
Other (4) (5)	1,997	—	—	—
Fair value, end of period	3,138	6,692	38,190	(43,340)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$202,622	$(168,474)
Asset management fees and other income	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$491	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at 2013 and were reclassified to “Reinsurance Recoverables” at 2014 as they were in a net asset position.

(6)	Prior period amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,540	$245,041	$253,581	$248,209
Policy loans	—	—	185,508	185,508	185,508
Other long-term investments	—	—	1,402	1,402	1,340
Cash and cash equivalents	1,158	96,599	—	97,757	97,757
Accrued investment income	—	16,644	—	16,644	16,644
Receivables from parent and affiliates	—	23,212	—	23,212	23,212
Other assets	—	2,664	—	2,664	2,664
Total assets	$1,158	$147,659	$431,951	$580,768	$575,334
Liabilities:
Policyholders’ account balances - investment contracts	$—	$145,502	$41,262	$186,764	$187,827
Cash collateral for loaned securities	—	3,030	—	3,030	3,030
Short-term debt to affiliates	—	24,188	—	24,188	24,000
Long-term debt to affiliates	—	92,470	—	92,470	92,000
Payables to parent and affiliates	—	8,441	—	8,441	8,441
Other liabilities	—	39,009	—	39,009	39,009
Total liabilities	$—	$312,640	$41,262	$353,902	$354,307

	December 31, 2014 (2)
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,486	$287,293	$295,779	$283,057
Policy loans	—	—	182,560	182,560	182,560
Other long-term investments	—	—	1,278	1,278	1,128
Cash and cash equivalents	1,612	38,048	—	39,660	39,660
Accrued investment income	—	14,768	—	14,768	14,768
Receivables from parent and affiliates	—	25,148	—	25,148	25,155
Other assets	—	3,141	—	3,141	3,141
Total assets	$1,612	$89,591	$471,131	$562,334	$549,469
Liabilities:
Policyholders’ account balances - investment contracts	$—	$140,116	$10,783	$150,899	$152,557
Cash collateral for loaned securities	—	4,455	—	4,455	4,455
Short-term debt to affiliates	—	24,251	—	24,251	24,000
Long-term debt to affiliates	—	97,862	—	97,862	97,000
Payables to parent and affiliates	—	4,244	—	4,244	4,244
Other liabilities	—	34,432	—	34,432	34,432
Total liabilities	$—	$305,360	$10,783	$316,143	$316,688

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)	Prior period amounts are presented on a basis consistent with current period presentation.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.
Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parent and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10.	DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Re and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$54,443	$5,572	$—	$44,221	$840	$(691)
Total Qualifying Hedges	$54,443	$5,572	$—	$44,221	$840	$(691)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$57,201	$6,076	$—	$57,200	$6,269	$—
Credit
Credit Default Swaps	7,275	268	(222)	7,275	150	(451)
Currency/Interest Rate
Foreign Currency Swaps	24,715	3,597	—	25,370	1,049	(171)
Currency
Forwards	550	5	—	—	—	—
Equity
Equity Options	30,501	2,341	(142)	1,875,551	446	(112)
Total Non-Qualifying Hedges	$120,242	$12,287	$(364)	$1,965,396	$7,914	$(734)
Total Derivatives (1)	$174,685	$17,859	$(364)	$2,009,617	$8,754	$(1,425)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a net liability of $449 million and $429 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was a net asset of $356 million and $340 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance Recoverables”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,245	$(364)	$15,881	$(15,157)	$724
Securities purchased under agreement to resell	96,599	—	96,599	(96,599)	—
Total Assets	$112,844	$(364)	$112,480	$(111,756)	$724
Offsetting of Financial Liabilities:
Derivatives	$364	$(364)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$364	$(364)	$—	$—	$—

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$8,753	$(1,424)	$7,329	$(7,194)	$135
Securities purchased under agreement to resell	38,048	—	38,048	(38,048)	—
Total Assets	$46,801	$(1,424)	$45,377	$(45,242)	$135
Offsetting of Financial Liabilities:
Derivatives	$1,424	$(1,424)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$1,424	$(1,424)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$247	$301	$5,492
Total qualifying hedges	—	247	301	5,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,675	—	—	—
Currency	19	—	—	—
Currency/Interest Rate	2,729	—	55	—
Credit	152	—	—	—
Equity	856	—	—	—
Embedded Derivatives	(2,043)	—	—	—
Total non-qualifying hedges	3,388	—	55	—
Total	$3,388	$247	$356	$5,492

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$(58)	$288	$3,216
Total qualifying hedges	—	(58)	288	3,216
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,713	—	—	—
Currency/Interest Rate	1,445	—	25	—
Credit	(43)	—	—	—
Equity	(720)	—	—	—
Embedded Derivatives	(85,134)	—	—	—
Total non-qualifying hedges	(79,739)	—	25	—
Total	$(79,739)	$(58)	$313	$3,216

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$64	$(301)	$(1,730)
Total qualifying hedges	—	64	(301)	(1,730)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(4,050)	—	—	—
Currency/Interest Rate	(110)	—	12	—
Credit	(1,016)	—	—	—
Equity	(3,875)	—	—	—
Embedded Derivatives	27,755	—	—	—
Total non-qualifying hedges	18,704	—	12	—
Total	$18,704	$64	$(289)	$(1,730)

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(1,493)
Amount reclassified into current period earnings	(237)
Balance, December 31, 2013	(3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	3,446
Amount reclassified into current period earnings	(230)
Balance, December 31, 2014	159
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	5,741
Amount reclassified into current period earnings	(249)
Balance, December 31, 2015	$5,651

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately less than $1 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2015 and 2014, the Company had $7 million of outstanding notional amounts reported at fair value as an asset of less than $1 million and a liability of less than $1 million, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2015 and 2014, the outstanding balance on this commitment was $4 million and $0.2 million, respectively. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of both December 31, 2015 and 2014, $1 million of this commitment was outstanding.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $1 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.	RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2015, 2014 and 2013. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million, $3 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $73 million, $83 million and $75 million during the years ended December 31, 2015, 2014 and 2013, respectively.
Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,660 million at December 31, 2015 and $1,546 million at December 31, 2014. Fees related to these COLI policies were $26 million, $26 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Reinsurance with Affiliates
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses), net”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Reinsurance recoverables	$1,634,696	$1,436,470
Policy loans	(12,989)	(11,388)
Deferred policy acquisition costs	(252,795)	(211,128)
Other liabilities	47,421	37,934
The reinsurance recoverables by counterparty are broken out below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Reinsurance Recoverables
	December 31, 2015	December 31, 2014
	(in thousands)
PARCC	$496,591	$482,487
PAR Term	142,068	116,930
Prudential Insurance	30,079	27,652
PAR U	560,188	446,182
Pruco Life	29,796	17,469
Pruco Re	336,653	332,741
Term Re	37,391	11,039
Unaffiliated	1,930	1,970
Total reinsurance recoverables	$1,634,696	$1,436,470
Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Premiums:
Direct	$205,978	$193,928	$186,778
Assumed	—	—	—
Ceded	(190,987)	(179,605)	(171,885)
Net premiums	14,991	14,323	14,893
Policy charges and fee income:
Direct	314,357	287,766	239,758
Assumed	—	—	—
Ceded	(116,822)	(106,680)	(82,947)
Net policy charges and fee income	197,535	181,086	156,811
Net investment income:
Direct	69,371	68,364	69,157
Assumed	—	—	—
Ceded	(480)	(492)	(504)
Net investment income	68,891	67,872	68,653
Other income :
Direct	2,495	2,558	3,410
Assumed & Ceded	—	—	—
Net other income	2,495	2,558	3,410
Interest credited to policyholders’ account balances:
Direct	61,665	56,615	27,616
Assumed	—	—	—
Ceded	(11,618)	(10,785)	(10,443)
Net interest credited to policyholders’ account balances	50,047	45,830	17,173
Policyholders’ benefits (including change in reserves):
Direct	250,487	226,854	228,176
Assumed	—	—	—
Ceded	(223,088)	(200,249)	(205,283)
Net policyholders’ benefits (including change in reserves)	27,399	26,605	22,893
Realized investment gains (losses), net:
Direct	51,989	(398,154)	199,483
Assumed	—	—	—
Ceded	(46,236)	324,884	(176,902)
Realized investment gains (losses), net	5,753	(73,270)	22,581
Net reinsurance expense allowances, net of capitalization and amortization	(27,102)	(38,881)	(24,700)
Substantially all reinsurance contracts are with affiliates as of December 31, 2015, 2014 and 2013. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2015	2014	2013
	(in thousands)
Gross life insurance face amount in force	$122,191,480	$114,395,367	$107,125,219
Reinsurance ceded	(111,392,626)	(103,951,166)	(97,197,953)
Net life insurance face amount in force	$10,798,854	$10,444,201	$9,927,266
Pruco Life
The Company reinsures certain COLI and Prudential Defined Income “PDI” policies with Pruco Life.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risk under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.
PAR U
Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all risks associated with its universal life policies.
Pruco Re
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $30 million, $31 million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $8 million, $7 million and $7 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $3 million, $2 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Asset Transfers
From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gain (loss), respectively. The table below shows affiliated asset trades for the years ended December 31, 2014 and 2015.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
						(in millions)
Prudential Insurance	Dec-14	Purchase	Commercial Mortgages	$6	$5	$—	$—	$—
Prudential Insurance	Mar-15	Purchase	Fixed Maturities & Trading Account Assets	$24	$20	$(3)	$—	$—
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.
The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes- December 31, 2015	Amount of Notes- December 31, 2014	Interest Rate			Date of Maturity
(in thousands)
Prudential Financial	12/16/2011	11,000	22,000	3.32%	-	3.61%	12/16/2015	-	12/16/2016
Washington Street Investment	12/17/2012	—	39,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Prudential Financial	11/15/2013	9,000	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	23,000	23,000			3.19%			12/15/2020
Prudential Financial	12/15/2014	5,000	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	23,000	23,000			3.14%			12/15/2021
Prudential Financial	9/21/2015	26,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	1,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	18,000	—			3.37%			12/16/2022
Total Loans Payable to Affiliates		$116,000	$121,000
The total interest expense to the Company related to loans payable to affiliates was $3.1 million, $2.8 million and $2.3 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Contributed Capital and Dividends
For the year ended December 31, 2015, the Company did not pay any dividends. In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life.

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

	March 31	June 30	September 30	December 31
	(in thousands)
2015
Total revenues	$71,645	$132,445	$29,205	$94,740
Total benefits and expenses	74,048	51,084	76,568	36,908
Income (loss) from operations before income taxes	(2,403)	81,361	(47,363)	57,832
Net income (loss)	$(1,933)	$64,308	$(37,072)	$50,761
2014
Total revenues	$59,537	$73,806	$45,046	$52,444
Total benefits and expenses	48,788	47,651	44,434	71,919
Income (loss) from operations before income taxes	10,749	26,155	612	(19,475)
Net income (loss)	$8,429	$21,382	$4,732	$(6,278)
Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out-of-period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Subsequent to 2014, the Company identified and recorded additional out-of-period adjustments primarily related to the third and fourth quarter of 2014, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees. The total impacts of out-of-period adjustments recorded related to the third and fourth quarter of 2014 were $0.7 million and $0.1 million, respectively.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 12 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2015; the Statement of Operations for the period ended December 31, 2015; the Statement of Charges in Net Assets for the periods ended December 31, 2015 and December 31, 2014, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) and its subsidiary consisting of the Statements of Financial Position as of December 31, 2015 and 2014; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2015, 2014, and 2013; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments—Not Applicable.

(3) (a) Distribution and Underwriting Agreement by and among Pruco Life Insurance Company of New Jersey (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b) (2) List of Broker Dealers selling under Original Selling Agreement. (Note 8)

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 8)

(4)(a) Specimen Variable Annuity Contract (including schedule pages) (P-BBND(2/13)-NY). (Note 10)

(4)(b) Specimen Lifetime Income with Death Benefit Rider (P-RID-LI-DB(5/14)-NY). (Note 13)

(4)(c) Specimen Medically Related Surrender Endorsement (P-END-MRS(2/13)-NY). (Note 10)

(4)(d) Specimen Individual Retirement Annuity Endorsement P-END-IRA (2/10) - NY. (Note 9)

(4)(e) Specimen Roth Individual Retirement Annuity Endorsement P-END-ROTH (2/10) - NY. (Note 9)

(4)(f) Specimen Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (2/10) - NY. (Note 9)

(4)(g) Specimen Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (2/10) - NY. (Note 9)

(4)(h) Specimen 403(b) Annuity Endorsement (P-END-403 (2/10) - NY. (Note 9)

(4)(i) Amendatory Tax Endorsement (Note 11)

(5) Application for Variable Annuity Contract (including schedule pages) (P-BBND-APP(2/13)-NY). (Note 10)

(6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

(b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 12)

(7) Contracts of reinsurance -- Not applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 6)

(b) Shareholder Information Agreement (Sample Rule 22C-2). (Note 7)

(c) Amendment to Fund Participation Agreement. (Note 11)

(9) Opinion of Counsel. (Note 10)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

(a) John Chieffo (Note 1)

(b) Yanela C. Frias (Note 1)

(c) Bernard J. Jacob (Note 1)

(d) Richard F. Lambert (Note 1)

(e) Lori D. Fouchè (Note 1)

(f) Kent D. Sluyter (Note 1)

(g) Kenneth Y. Tanji (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-162678, as filed February 3, 2010 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-184542, filed January 31, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-184542, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2013, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4, Registration No. 333-184542, filed January 28. 2014 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2016, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2016, there were 3,386 Qualified contract owners and 1,607 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Wayne Chopus	Senior Vice President and Director

One Corporate Drive Shelton, Connecticut 06484-6208
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2015 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$72,744,013.77	$-0-	$-0-	$-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 11th day of April 2016.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

DEPOSITOR

/s/ Lori D. Fouché*

-------------------------------

Lori D. Fouché

President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

DEPOSITOR

By: /s/ Lori D. Fouché*

------------------------------

Lori D. Fouché

President and Chief Executive Officer

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Lori D. Fouché* Lori D. Fouché	Director, President and Chief Executive Officer	April 11, 2016
Yanela C. Frias* Yanela C. Frias	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 11, 2016
John Chieffo* John Chieffo	Director	April 11, 2016
Kenneth Y. Tanji* Kenneth Y. Tanji	Director	April 11, 2016
Bernard J. Jacob* Bernard J. Jacob	Director	April 11, 2016
Richard F. Lambert* Richard F. Lambert	Director	April 11, 2016
Kent D. Sluyter* Kent D. Sluyter	Director	April 11, 2016

By: /s/ William J. Evers

------------------------------

William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm

(13) Powers of Attorney:

(a) John Chieffo

(b) Yanela C. Frias

(c) Bernard J. Jacob

(d) Richard F. Lambert

(e) Lori D. Fouchè

(f) Kent D. Sluyter

(g) Kenneth Y. Tanji